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[GRAPHIC:  PHOTO COLLAGE WITH CELL PHONE]         Nations
                                                  International
                                                  Value Fund

                                                  Nations
                                                  International
                                                  Equity Fund

                                                  Nations Marsico
                                                  International Opportunities
                                                  Fund

                                                  Nations
                                                  Emerging Markets
                                                  Fund



INTERNATIONAL
STOCK FUNDS

ANNUAL REPORT FOR THE YEAR
ENDED MARCH 31, 2001


                                   [NATIONS FUNDS LOGO]
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This Report is submitted for the general information of shareholders of Nations
Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

Nations Funds distributor: Stephens Inc., which is not affiliated with Bank of America N.A., is not a bank, and securities offered by it are not guaranteed by any bank or insured by the FDIC. Stephens Inc., member NYSE, SIPC.

Nations Funds Investment adviser: Banc of America Advisors, Inc.

NOT FDIC INSURED              MAY LOSE VALUE                NO BANK GUARANTEE
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PRESIDENTS' MESSAGE
                           Dear Shareholder:

                           The 12-month period ending March 31, 2001 marked one of the most difficult periods for investors in recent memory. As an investor, you've probably asked yourself many times over "When will it end?" The U.S. stock market has taken investors on a very wild ride during the past year and, more so, during the first quarter of 2001. After reaching all-time highs in early 2000, each of the three major stock market indexes -- the Dow Jones Industrial Average, Standard & Poor's 500 Composite Stock Price Index (S&P 500) and Nasdaq Composite Index (Nasdaq)(1) -- all ended the year 2000 in negative territory. To make matters worse, after some modest gains in January 2001, each of these indexes declined to levels not seen since 1998. It was the first time in a long time that both the S&P 500 and Nasdaq entered bear market territory -- defined by a loss of more than 20% from an index's 52-week high.

                           International stock markets also felt the impact of the U.S. economic slowdown. The year 2000 marked the first time since 1992 that international stocks -- represented by the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
                           (EAFE) Index(2) -- finished the year in the minus column, down 14%. Bond investors were the only group to have anything to cheer about, as bonds -- represented by the Lehman Aggregate Bond Index(3) -- ended 2000 ahead of the S&P 500 by more than 20%. Not only that, it was the first time in a decade that bonds outperformed stocks.

                           Now more than ever we need to be reminded of the fact that investing generally is a long-term proposition -- one that requires patience and perseverance during volatile times. With that long-term view in mind, here are some points to note.

                           DOWNTURNS CAN ALSO EQUAL OPPORTUNITY
                           While many stocks were flying high in 1999 and 2000, especially in the technology sector, several Wall Street experts were warning that many of these stocks were overvalued. This warning has now come to fruition, as many of these high-flying growth stocks of yesterday now appear to be today's value opportunities. We've always been told to "buy low" and now may be a good opportunity to buy some of the most widely regarded companies in corporate America at a discount.

                           DIVERSIFICATION IS KEY
                           A carefully selected portfolio of stocks, bonds and money market instruments is a sensible way to reduce some of the risk associated with investing. Since different investments respond differently to the same economic conditions, we believe it makes even more sense to maintain a diversified portfolio through uncertain times. It's times like these that can prove the effectiveness of asset allocation.

                           (1)The Dow Jones Industrial Average is a price-weighted index of 30 of the largest, most widely held stocks traded on the New York Stock Exchange. The Standard & Poor's 500 Composite Stock Price Index is an index consisting of 500 widely held common stocks. The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign stocks and ADRs. All indexes are unmanaged and unavailable for investment.

                           (2)The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets. It is unavailable for investment.

                           (3)The Lehman Aggregate Bond Index is an unmanaged index composed of the Government/Corporate
                           Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index, and includes
                           U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed issues. It includes reinvestment of dividends and is unavailable for investment.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PRESIDENTS' MESSAGE CONTINUED...

                           BRIGHTER DAYS MAY BE AHEAD
                           The U.S. economy has been slowing down and we think it will continue to do so for the near future. In addition, the markets will continue to be rocked by reports of lower corporate earnings. However, the Federal Reserve Board has done its part in aiding the economy by reducing interest rates aggressively this year. The markets react to this sort of news almost instantly, but it's important to note that rate cuts take time to have a lasting effect on the economy -- some times up to four quarters before any real impact can be measured.

                           Please read through your report to see what your Managers of Distinction have to say about the markets, the economy and how your investment in Nation Funds has fared over the past 12 months. We encourage you to then have a conversation with your investment professional to discuss how you can take advantage of the current market environment as it relates to your long-term investment goals.

                           We remain committed to providing you with world-class investment management and competitive products to help you reach your long-term goals. Should you have any questions or comments on your annual report, please contact your investment professional or call us at 1.800.321.7854. You can also visit us online at www.nations-funds.com.

                           Thank you for being a part of the Nations Funds family.

                           Sincerely,

                           /s/ A. Max Walker
                           A. MAX WALKER
                           PRESIDENT AND CHAIRMAN OF THE BOARD
                           NATIONS FUNDS
                                                  /S/ ROBERT H. GORDON
                                                  ROBERT H. GORDON
                                                  PRESIDENT
                                                  BANC OF AMERICA ADVISORS, INC.

                           March 31, 2001
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TABLE OF CONTENTS

                                     INTERNATIONAL MARKET OVERVIEW                                   3
                                     PORTFOLIO COMMENTARY
                                     Nations International Value Fund                                6
                                     Nations International Equity Fund                              13
                                     Nations Marsico International Opportunities Fund               19
                                     Nations Emerging Markets Fund                                  24
                                     FINANCIAL STATEMENTS
                                     Statements of net assets                                       29
                                     Statements of operations                                       37
                                     Statements of changes in net assets                            38
                                     Schedules of capital stock activity                            40
                                     Financial highlights                                           44
                                     Notes to financial statements                                  52
                                     Statement of net assets -- Nations Master Investment Trust     62
                                       Nations International Value Master Portfolio                 62
                                       Nations International Equity Master Portfolio                65
                                     Statement of operations                                        70
                                     Statement of changes in net assets                             71
                                     Supplementary data                                             71
                                     Notes to financial statements                                  72

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                                PROVIDE INVESTMENT PROFESSIONALS
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                                INDUSTRY, NATIONS FUNDS RECEIVED
                                BOTH THE DALBAR INTERMEDIARY
                                SERVICE AWARD AND MUTUAL FUND
                                SERVICE AWARD IN 2000.
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
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INTERNATIONAL MARKET OVERVIEW
GARTMORE GLOBAL PARTNERS

                           International stock markets over the 12-month period ended March 31, 2001 fell after a strong run during the previous reporting year. Growth stocks in particular had a difficult ride as economic activity decelerated and the corporate earnings outlook worsened. Rising oil prices combined with higher interest rates to put some pressure on inflation, but inflation rates were never at levels high enough to cause central bankers undue concern -- and monetary policies generally began to ease toward the end of the period. On the whole, economies outside the U.S. fared better than the U.S., with European growth, for example, rising above 3% while Brazil and Mexico saw growth rates of 4% or higher (Mexico achieved an annualized rate of 7% during the third quarter). Japan remained the outsider, with growth hovering around the zero mark. U.S. economic activity, by comparison, grew less than 2% during the period. There were two severe financial crises in the minor markets of Argentina and Turkey later in the period, but the overriding concern throughout was the sell-off in technology and telecommunications stocks, triggered in part last April by the collapse of the Microsoft settlement talks. (It should be noted that since then Microsoft's share price has staged a remarkable recovery, ending the first quarter of 2001 as one of the top performing U.S. stocks.) International equity markets as measured by the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index* fell by less than the Standard & Poor's 500 Composite Stock Price Index (S&P 500)** when measured in local currency terms (-16.4% versus -22.6%, respectively). However, U.S. dollar strength, particularly against the yen and the Euro, meant that the MSCI EAFE Index returned -25.9% in U.S. dollar terms, thus underperforming the S&P 500.

                           Looking forward, we believe that equity markets are pricing in an exceptionally poor environment for corporate earnings growth, one which implies an earnings collapse globally. For earnings expectations to deteriorate further, we would need to see global recession or an extended depression in the profits cycle. We believe a less adverse environment may emerge; the growth slowdown may diminish later in the year and short-term interest rates may continue to decline. In this environment, we hope to see a recovery in global equity markets.

                           The pace of economic growth in Continental Europe seemed promising during the first quarter of the period under review, with key economic indicators pointing to rising production and robust retail sales levels. The positive effects of restructuring along with the weak Euro underpinned corporate earnings growth. But by September the luster had begun to fade as oil prices rose sharply higher and the economic pendulum started to swing in the opposite direction. The slowdown in the U.S. continued to take its toll, although the gross domestic product (GDP) growth rate in Europe remained firm (3% or better). The rout in the technology-laden Nasdaq Composite Index*** overshadowed Europe's relative economic strength, as

                           * The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian, and Far Eastern markets. It is unavailable for investment.

                           ** The Standard & Poor's 500 Composite Stock Price Index is a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks and 40 financial issues. It is unmanaged and unavailable for investment.

                           *** The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign stocks and ADRs. It is unmanaged and unavailable for investment.

                           Source for all statistical data -- Gartmore Global Partners

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

INTERNATIONAL MARKET OVERVIEW
GARTMORE GLOBAL PARTNERS

                           questions over the Euro as well as a perception that the mobile telecoms' story may have been overly optimistic combined to unsettle investor sentiment. The other big detractor in terms of investor sentiment was the enormous cost incurred by mobile operators as a result of government auctions for third generation licenses. The technology/telecommunications sell-off led to a rotation into defensive sectors, such as pharmaceuticals and food manufacturing, and value stocks raced ahead of growth stocks.

                           During the year, the European Central Bank tightened the monetary reins, raising interest rates from 3.5% to 4.75% over the period. The U.K. kept rates on hold at 6% for most of the period, lowering them to 5.75% during March. While the Pound Sterling was strong against the Euro, it fell against the U.S. dollar. The Euro fell to a record low level against the U.S. dollar in October and has since recovered; however, it remained below the 0.90 level at the end of the period.
                           The Japanese economy showed signs of life over the past 12 months, but the economic background remained difficult. An unhelpful political environment marked by disputes between the Bank of Japan (BoJ) and the Finance Ministry over the appropriate course of action produced what amounted to economic stasis. For example, last August the BoJ ignored pleas from the government and raised its key overnight call rate to 0.25% from near zero. It justified the move by arguing that the deflation risk was over and the economy was showing clear signs of recovery. This did not prove to be the case and the BoJ effectively returned to a zero interest rate policy during March. This signalled what was hoped to be the beginning of a concerted attempt by both the bank and the government to improve the economic environment. However, the outlook was not particularly encouraging. At the same time, the tendency by the ruling Liberal Democratic Party to underwrite corporate supporters via the already overburdened banking sector remains a cause of concern.

                           Economic growth in the Pacific and Emerging Markets also slowed during the past 12-month period, as exporters fell victim to slowing demand in the U.S. and Europe. Volatility remained a key characteristic of this equity market asset class over the period, with Argentina's fiscal crisis and Turkey's devaluation having a ripple effect on investor sentiment during the first quarter of 2001, albeit mostly limited to their respective regions. Encouragingly, in both Turkey and Argentina, the governments have moved toward resolution of their problems. Within Latin America, the markets we favor -- Brazil and Mexico -- continued to show robust growth, although economic activity has come down from peak levels achieved last year. We continue to be encouraged by the underlying economic progress in both countries, marked by the steady decline of inflation and interest rates for most of the period (in Brazil this trend seems to have recently reversed) and government targeting of domestically-oriented growth. In the Pacific region, technology stocks made a rebound during January from extremely depressed levels late last year.

INTERNATIONAL MARKET OVERVIEW
GARTMORE GLOBAL PARTNERS

                           While that has been a welcome development, we remain somewhat cautious of the region given its vulnerability to the weak yen.
                           The past twelve months have proved that events don't always go according to plan. We, along with many fund managers, expected most markets to rise modestly. Most have gone down sharply. With the advantage of hindsight, we underestimated the extent of the slowdown in corporate earnings growth, and we overestimated the support provided by the shift to monetary easing. But is this a reason to sell, to go short? We don't think so, for two main reasons. First, we believe the driving force pushing markets lower has been the concern, and more recently panic, over profit expectations. We believe that profit expectations have now collapsed. To be strategically bearish from here, you have to be a believer in global recession, or a sustained profit problem. We do not believe this will happen. In our view, the slowdown in global growth is a function of a number of developments that occurred last year--rising interest rates, higher oil prices and a supply-side shock to technology. These appear to be in the process of being unwound. It is therefore reasonable, in our opinion, to suggest that there will be better news later this year and into 2002; that markets may react to this news before it emerges; and that given the depressed starting point for expectations, there is the potential for a meaningful recovery in equities.

                           Are there risks? Of course. And are we gifted enough to time precisely when a recovery may emerge? No. Does this make the current period rather difficult? Yes. And should we forget that there is light at the end of the tunnel? No.

                           For long-term investors from the U.S., we continue to believe that international markets offer the prospect of unexpected earnings growth as well as diversification through investments uniquely placed in their respective regions and sectors.

                           STEPHEN WATSON
                           CHIEF INVESTMENT OFFICER
                           GARTMORE GLOBAL PARTNERS

                           March 31, 2001

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PORTFOLIO MANAGEMENT
The Fund is managed by the Large Cap Investment Committee of Brandes Investment Partners L.P., investment sub-adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2001, Nations International Value Fund Investor A Shares provided shareholders with a total return of -0.72%.**

NATIONS INTERNATIONAL VALUE FUND
INVESTMENT COMMITTEE COMMENTARY*

                           IN THE FOLLOWING INTERVIEW, THE COMMITTEE SHARES ITS VIEWS ON NATIONS INTERNATIONAL VALUE FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2001 AND ITS OUTLOOK FOR THE FUTURE.

                           PLEASE DESCRIBE THE FUND'S PHILOSOPHY AND STYLE.

                           Nations International Value Fund is managed using a Graham-and-Dodd value discipline to select international equities. We search the world on a company-by-company basis seeking stocks that are undervalued, often for irrational reasons. Upon purchase of such stocks, we typically plan to hold them for three-to-five years to allow them to achieve what we believe is their long-term, or intrinsic value. A focus on individual security selection -- also known as bottom-up research and analysis -- drives country and sector allocation. We make no "top-down" predictions. We will not, for example, buy energy stocks because we think oil prices may rise. Instead of speculating on macroeconomic factors, we focus on the fundamental strengths of thousands of individual companies and select only those meeting our strict investment criteria.

                           As value investors, we see opportunity in periods characterized by extremes and believe markets soaring to unprecedented highs or enduring sharp losses reflect investors' overreaction to short-term events. We viewed global markets' tenuous environment during much of the prior 12 months as an opportunity to add to existing positions or make new investments in companies selling at steep discounts from what we believe to be their intrinsic values. Over time, we believe that the market will recognize the underlying value of these stocks and the prices will rise. We believe that by purchasing stocks at discounts from their perceived long-term value, a margin of safety against price declines is created -- thus reducing risk while providing the opportunity for capital appreciation.

                           PLEASE COMMENT ON FUND PERFORMANCE FOR THE PERIOD.

                           Nations International Value Fund (Investor A Shares) returned -0.72% for the period, substantially outperforming the benchmark, the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index,*** which fell in excess of 25%.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. Performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

                           ***The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index is an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian and Far Eastern markets. It is unavailable for investment.

                           Source for all statistical data -- Brandes Investment Partners, L.P.

                           INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISK, RISKS ASSOCIATE WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH THE FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 6

NATIONS INTERNATIONAL VALUE FUND
INVESTMENT COMMITTEE COMMENTARY continued

                           WHAT WERE INTERNATIONAL ECONOMIC AND MARKET
                           CONDITIONS LIKE DURING THE REPORTING PERIOD?

                           Throughout the 12-month period ending March 31, 2001, a number of factors contributed to a difficult environment for many international markets:
                           - Steep declines among technology stocks
                           - Rising oil prices
                           - Escalating concerns over the potential for global
                             economic slowing
                           - Worries about eroding corporate profits

                           These factors weighed on investor confidence and conspired to drag equity prices lower throughout much of the world. Reflecting the rugged terrain for equities during the period, the MSCI EAFE Index fell 25.88%. Stocks in emerging markets also endured sharp declines. The Morgan Stanley Capital International Emerging Market Free (MSCI EMF) Index+ lost 37.3% during the period.
                           While stock prices tended to decline in the period, many value stocks proved less vulnerable than their peers did. A recent Wall Street Journal article captures the essence of the shift in investor preference that unfolded over the past 12 months. The article states that in the past, investors bought stocks in companies they believed would excel in the market, without a consideration of price. Conversely, today's investors consider price important as well as earnings, and place less of an emphasis on future growth.

                           Given some investors' renewed focus on the relationship between a company's underlying value and its stock price, many value stocks demonstrated their mettle. Illustrating the resilience many value stocks showed during the period, the Morgan Stanley Capital International Europe, Australasia, Far East Value (MSCI EAFE Value) Index++ fell 13.4% while the Morgan Stanley Capital International Europe, Australiasia, Far East Growth (MSCI EAFE Growth) Index+++ shed 38.7%. Losses among high-priced technology stocks were the primary contributor to sharper declines for the MSCI EAFE Growth Index.

                           During the fourth quarter of 2000, oil prices jumped to a 10-year high, raising concerns that higher prices for crude would crimp worldwide economic growth. Higher oil prices had their greatest negative influence on emerging markets, where many countries are net importers of oil. In addition, because many emerging nations derive a high percentage of Gross Domestic Product (GDP) from exports, the prospect of weaker global demand resulting from higher oil costs weighed on investor confidence. The MSCI EMF fell 13.3% in the fourth quarter.

                           While the European Central Bank (ECB) and Bank of Japan (BoJ) raised short-term interest rates in the third quarter of 2000 to counter inflationary pressures,

                           +The Morgan Stanley Capital International Emerging Market Free (MSCI EMF) Index is an unmanaged, capitalization-weighted index that tracks stocks traded in twenty-three countries. It is unavailable for investment.

                           ++ / +++The MSCI EAFE Value Index and The MSCI EAFE Growth Index cover the full range of developed, emerging and All Country MSCI indices, including Free indices where applicable. The indices use Price/Book Value (P/BV) ratios to divide the standard MSCI country indices into two sub-indices:
                           Value and Growth. All securities are classified as either "value" securities (low price-to-book value securities) or "growth" securities (high price-to book value securities), relative to each MSCI country index. In this manner, the definition of value and growth is relative to each individual market as represented by the MSCI index.

NATIONS INTERNATIONAL VALUE FUND
INVESTMENT COMMITTEE COMMENTARY continued

                           interest rates in much of the world would fall later in the period as evidence of economic weakness surfaced. Like the Federal Reserve Board, the Bank of England cut interest rates in the first quarter of 2001 and the BoJ flooded the banking system with extra funds through purchases of government bonds. The BoJ's move was aimed at curtailing two years of falling prices and supporting the rapidly weakening economy. Despite evidence of economic sluggishness in Europe, the ECB kept interest rates unchanged in 2001. Following a meeting in late March of this year, Wim Duisenberg, president of the ECB, said the central bank concluded that inflation risks are "more balanced."

                           Doubts regarding the stability of the banking system in Japan also damaged investor confidence. During the first quarter of 2001, the Nikkei Index++++ dropped to a 16-year low before rebounding toward the end of March amid reports of a more accommodating stance by the central bank and new pledges to shore up the banking system.

                           WHAT COUNTRY OR REGIONAL DECISIONS PROVED UNFAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?

                           Declining prices for Japanese holdings and significant weighting in Japan had a significant influence on the Fund's modest decline during the period. Declines among holdings in Germany, Brazil, and South Korea also had a measurable negative impact.

                           WHAT COUNTRY OR REGIONAL DECISIONS PROVED FAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?

                           Overall, the fund's performance benefited from exposure to select companies in the United Kingdom and Canada. There were a number of encouraging developments in the United Kingdom during the period. Retail sales rose more than expected in February 2001, unemployment fell to its lowest level since 1975 in March, and early in 2001, the Bank of England cut interest rates to insulate the nation from a perceived global economic slowdown. More important than these macroeconomic factors is our conviction of the fundamental strengths of portfolio holdings.
                           In general, our consistent focus on purchasing and holding companies with what we believe is a "margin of safety," or those selling at a discount to our estimates of their intrinsic value, proved its merit during the period. While the MSCI EAFE lost 25.88% and the MSCI EAFE Value fell 13.4%, Nations International Value Fund declined just 0.72%.

                           WHAT SECTORS AND STOCKS PROVED UNFAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?+++++

                           By far, the greatest negative influence on Fund returns during the period was declining holdings in the telecommunications industry. Throughout the period, telecom stocks fell in tandem with technology stocks. Investors perceived economic slowing and profit warnings by leading telecom firms as signs that business

                           ++++The Nikkei Index is an index of more than 200 leading stocks traded on the Tokyo Stock Exchange. Similar to the Dow Jones Industrial Average, it is made up of representative blue chip companies.

                           +++++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS INTERNATIONAL VALUE FUND
INVESTMENT COMMITTEE COMMENTARY continued

                           prospects were deteriorating. Among the
                           worst-performing telecom holdings during the period were British Telecommunications plc (United Kingdom), Telefonos de Mexico (Mexico), and Telebras (Brazil).

                           As many telecom holdings climbed to levels consistent with our estimation of their underlying values early in the period, we sold shares and booked profits. Later in the period, as telecoms tumbled, we used the downturn as an opportunity to purchase shares selectively in various telecom companies we see as attractive, long-term investment opportunities. Reflecting our conviction for the telecom stocks we hold, the Fund's exposure in the telecom industry remains its greatest sector of concentration.

                           WHAT SECTORS AND STOCKS PROVED FAVORABLE TO FUND PERFORMANCE DURING THE LAST 12 MONTHS?

                           Helping to offset losses among telecom holdings were gains in positions in the beverages & tobacco, insurance, and food & household products industries. Among the best-performing holdings for the period were Zurich Financial Services AG
                           (Switzerland -- insurance), De Beers (South
                           Africa -- miscellaneous materials & mining), and BASF AG (Germany -- chemicals). Share prices for De Beers were boosted in February by the announcement of a bid to purchase the company, the world's largest diamond miner, for $17.6 billion.

                           WHAT IMPACT DID CURRENCY HAVE ON THE FUND'S
                           PERFORMANCE?

                           As oil prices jumped during the period, the Euro hit new lows against the U.S. dollar before gaining some ground late in 2000. The Japanese yen also weakened, reflecting investors' lack of conviction in a strong Japanese economic recovery. In Brazil, the central bank hiked short-term interest rates by 50 basis points in March 2001, the first rate increase in two years, following a report about inflation hovering above the central bank's 4.0% target. The Brazilian real fell to a two-year low during March.

                           Weakness in the Euro, yen, and Brazilian real adversely affected Fund performance. However, we believe these short-term developments do not present major risks to long-term investors in a diversified portfolio. We maintain our philosophy of not hedging positions for currency risk. One of the main reasons to invest internationally is to gain the benefits of diversification, a significant part of which, in our view, is provided by the currency component.

                           WHAT IS YOUR INTERNATIONAL ECONOMIC AND MARKET OUTLOOK FOR THE YEAR AHEAD?

                           As a "bottom-up" manager, we do not make any "top-down" projections for countries, regions, economies, or interest rates. We choose companies based on a comprehensive review of their fundamental strengths designed to give us a firm understanding of their businesses and intrinsic values. Applied globally, our investment process continues to uncover promising opportunities among developed and emerging markets. We believe the strengths of Fund holdings inspire optimism for long-term outperformance. In our opinion, long-term investors will be rewarded for their patience as stock markets evolve to more accurately reflect companies' underlying values.

NATIONS INTERNATIONAL VALUE FUND
INVESTMENT COMMITTEE COMMENTARY continued

                           WHAT INVESTMENT OPPORTUNITIES DO YOU ANTICIPATE IN THIS ENVIRONMENT? HOW ARE YOU POSITIONING THE FUND TO TAKE ADVANTAGE OF THESE OPPORTUNITIES?

                           During the period, the complexion of the Fund did not change significantly. As a result of stock-specific purchases and sales, we reduced exposure to the insurance industry and increased our weighting among telecommunications companies. The telecom industry now represents the Fund's heaviest area of exposure. With respect to countries, we trimmed exposure on a company-by-company basis in various countries and increased our weighting in Japan. The Fund retains its greatest exposure to the United Kingdom. Although there is significant negative sentiment on the investment prospects for the United Kingdom and Japan, we view current pessimism as a chance to take advantage of what we believe to be attractive, company-specific opportunities in these countries and others around the world.

NATIONS INTERNATIONAL VALUE FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/01)

[PIE CHART]

South Korea                                                                       3.00
Mexico                                                                            3.20
Hong Kong                                                                         3.20
Switzerland                                                                       3.30
Germany                                                                           6.00
Brazil                                                                            6.40
Spain                                                                             6.70
France                                                                            7.10
Other                                                                            18.00
Japan                                                                            17.40
United Kingdom                                                                   25.70

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Repsol YPF SA, ADR                      3.1%
                                                                            -------------------------------------------------
                                                                              2  Diageo plc, ADR                         2.9%
                                                                            -------------------------------------------------
                                                                              3  Telefonos de Mexico SA de CV 'L', ADR   2.6%
                                                                            -------------------------------------------------
                                                                              4  Marks & Spencer plc, ADR                2.3%
                                                                            -------------------------------------------------
                                                                              5  BAE Systems plc, ADR                    2.3%
                                                                            -------------------------------------------------
                                                                              6  British American Tobacco plc, ADR       2.2%
                                                                            -------------------------------------------------
                                                                              7  Unilever plc, ADR                       2.2%
                                                                            -------------------------------------------------
                                                                              8  Matsushita Electric Industrial
                                                                                 Company Ltd., ADR                       2.2%
                                                                            -------------------------------------------------
                                                                              9  Mitsubishi Heavy Industries, Ltd.       2.1%
                                                                            -------------------------------------------------
                                                                             10  Nippon Telegraph and Telephone
                                                                                 Corporation, ADR                        2.1%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2001, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS INTERNATIONAL VALUE FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**       MOP*
                                                                                    (12/27/95
                                                                                     through
                                                                                     3/31/01)        16.53%     15.23%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                International Value Fund from
                                                the inception of the share
                                                class. The Morgan Stanley
                                                Capital International Europe,
                                                Australasia and Far East (MSCI
                                                EAFE) Index is an unmanaged,
                                                capitalization-weighted index
                                                consisting of securities listed
                                                on exchanges in European,
                                                Australasian and Far Eastern
                                                markets. Funds in the Lipper
                                                International Funds Average
                                                invest their assets in
                                                securities with primary trading
                                                markets outside of the United
                                                States. It is not possible to
                                                invest in the Index or Lipper
                                                Average. The performance of
                                                Primary A, Investor B and
                                                Investor C Shares may vary based
                                                on the differences in sales
                                                loads and fees paid by the
                                                shareholders investing in each
                                                class.

[INVESTOR A SHARES AT MOP* RETURN CHART]                 [CHART LEGEND]

                                             NATIONS INTERNATIONAL VALUE                               LIPPER INTERNATIONAL FUNDS
                                                    FUND $21,080            MSCI EAFE INDEX $12,292         AVERAGE $13,464
                                                    --------------------    -----------------------    --------------------------
Dec. 27 1995                                             9425                        10000                       10000
1995                                                     9374                        10000                       10000
                                                         9591                        10297                       10448
                                                        10184                        10468                       10829
                                                        10043                        10463                       10783
1996                                                    10809                        10637                       11223
                                                        11436                        10478                       11353
                                                        12936                        11846                       12620
                                                        13496                        11770                       12794
1997                                                    13012                        10856                       11814
                                                        15353                        12461                       13547
                                                        14518                        12602                       13647
                                                        12112                        10819                       11449
1998                                                    14550                        13064                       13333
                                                        15623                        13255                       13539
                                                        17810                        13591                       14302
                                                        17865                        14188                       14863
1999                                                    22180                        16599                       18689
                                                        21226                        16582                       18825
                                                        22862                        15925                       17835
                                                        21905                        14640                       16494
2000                                                    22839                        14248                       15710
Mar. 31 2001                                            21080                        12292                       13464

 [INVESTOR A SHARES AT NAV** RETURN CHART]

                                             NATIONS INTERNATIONAL VALUE                               LIPPER INTERNATIONAL FUNDS
                                                    FUND $22,365            MSCI EAFE INDEX $12,292         AVERAGE $13,464
                                                    --------------------    -----------------------    --------------------------
Dec. 27 1995                                           10000.00                    10000.00                     10000.00
1995                                                    9946.00                    10000.00                     10000.00
                                                       10176.00                    10297.00                     10448.00
                                                       10806.00                    10468.00                     10829.00
                                                       10655.00                    10463.00                     10783.00
1996                                                   11468.00                    10637.00                     11223.00
                                                       12134.00                    10478.00                     11353.00
                                                       13726.00                    11846.00                     12620.00
                                                       14320.00                    11770.00                     12794.00
1997                                                   13806.00                    10856.00                     11814.00
                                                       16289.00                    12461.00                     13547.00
                                                       15403.00                    12602.00                     13647.00
                                                       12851.00                    10819.00                     11449.00
1998                                                   15438.00                    13064.00                     13333.00
                                                       16576.00                    13255.00                     13539.00
                                                       18897.00                    13591.00                     14302.00
                                                       18955.00                    14188.00                     14863.00
1999                                                   23533.00                    16599.00                     18689.00
                                                       22521.00                    16582.00                     18825.00
                                                       24256.00                    15925.00                     17835.00
                                                       23241.00                    14640.00                     16494.00
2000                                                   24231.00                    14248.00                     15710.00
Mar. 31 2001                                           22365.00                    12292.00                     13464.00

   TOTAL RETURN (AS OF 3/31/01)

                                                         INVESTOR A                INVESTOR B+                INVESTOR C
                                    PRIMARY A       NAV**          MOP*         NAV**       CDSC***       NAV**       CDSC***
Inception date                      12/27/95              12/27/95                   5/22/98                   6/15/98
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                   -0.50%         -0.72%        -6.45%       -1.42%       -6.00%       -1.45%       -2.36%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                              11.16%         11.13%        8.96%        10.32%        9.49%         --           --
5 YEARS                              17.22%         17.06%        15.68%       16.54%       16.33%         --           --
SINCE INCEPTION                      16.71%         16.53%        15.23%       16.05%       15.95%       16.00%       16.00%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

+Investor B Shares commenced operations on May 22, 1998 and have no performance prior to that date. Performance prior to May 22, 1998 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. If Investor B Shares 12b-1 fees had been reflected, total returns would have been lower. Inception date for Investor A Shares is December 27, 1995.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
 12

NATIONS INTERNATIONAL EQUITY FUND
MANAGEMENT TEAMS COMMENTARY*


PORTFOLIO MANAGEMENT                     IN THE FOLLOWING INTERVIEW, THE TEAMS SHARE THEIR VIEWS ON
The Fund is a "multi-manager"            NATIONS INTERNATIONAL EQUITY FUND'S PERFORMANCE FOR THE
fund, meaning that it is managed         12-MONTH PERIOD ENDED MARCH 31, 2001 AND THEIR OUTLOOK FOR
by more than one sub-adviser. Each       THE FUTURE.
sub-adviser manages approximately        PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
one-third of the Fund's assets.          Nations International Equity Fund's intention is to seek
The three sub-advisers to the Fund       long-term growth by investing in equity securities of
are Gartmore Global Partners,            companies located outside the U.S. The Fund is an extended
INVESCO Global Asset Management          EAFE vehicle, meaning that in addition to investing in the
N.A., Inc., and Putnam Investment        countries contained in the Morgan Stanley Capital
Management, LLC.                         International Europe, Australasia and Far East (MSCI EAFE)
INVESTMENT OBJECTIVE                     Index,*** it also invests in lesser-developed countries. The
The Fund seeks long-term capital         Fund is designed to be a core international holding with a
growth by investing primarily in         strong tilt toward growth.
equity securities of non-United          The Fund features:
States companies in Europe,              --   A combination of "top-down" regional allocation and
Australia, the Fear East and other       "bottom-up" stock selection;
regions, including developing            --   Large capitalization securities; and
countries.                               --   Extended EAFE exposure to enhance performance through
PERFORMANCE REVIEW                       investments in emerging markets.
For the 12-month period ended            Gartmore considers its primary objective to be identifying
March 31, 2001, Nations                  opportunities for unexpected above-average future earnings
International Equity Fund Investor       growth. The team seeks to achieve this by researching
A Shares provided shareholders           regions, countries, sectors and individual stocks to
with a total return of -27.54%.**        determine areas of emphasis to achieve earnings growth that is higher than consensus forecasts or persists for longer
                                         periods. By combining active regional allocations with
                                         theme-based sector and stock selection, the team seeks to
                                         maintain a portfolio that strategically emphasizes growing markets. At the same time, Gartmore seeks to avoid those
                                         markets with less favorable prospects. The process is driven by fundamental research that combines analysis from the
                                         macroeconomic to the individual company level.
                                         The Putnam team considers its primary objective to be
                                         seeking consistent, above-average returns and low relative risk by investing in a diversified portfolio of non-U.S.
                                         companies which Putnam believes are selling significantly
                                         below their long-term worth. To achieve this, Putnam uses
                                         a style-neutral, systematic approach that

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table.

                           ***The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European,
                           Australasia and Far Eastern Markets. It is unavailable for investment.

                           Source for all statistical data -- Gartmore Global Partners, INVESCO and Putnam.

                           INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS INTERNATIONAL EQUITY FUND
MANAGEMENT TEAMS COMMENTARY continued


                                         blends "top-down" country and sector allocation and
                                         "bottom-up" stock selection driven by valuation, fundamental research, and quantitative analysis. The INVESCO portion of the Fund uses a "bottom-up" style of management with a primary focus on stock selection. INVESCO favors what it believes to be high-quality, stable growth companies that are attractively priced based on a discounted-cash flow approach to investing.
                                         To seek predictability and consistency of returns, INVESCO also strives for broad diversification.

                                         HOW DID THE FUND PERFORM?
                                         Nations International Equity Fund (Investor A Shares)
                                         provided shareholders with a return of -27.54%, slightly
                                         underperforming its benchmark, the MSCI EAFE Index, which
                                         returned -25.88%.
                                         WHAT WAS THE INVESTMENT ENVIRONMENT FOR INTERNATIONAL EQUITY
                                         INVESTING DURING THE FISCAL YEAR?
                                         International stock markets over the past 12-month period
                                         fell after a strong run during the previous reporting year.
                                         Growth stocks in particular had a difficult ride as economic activity decelerated and the corporate earnings outlook
                                         worsened. Rising oil prices combined with higher interest
                                         rates put some pressure on inflation. However, inflation
                                         rates were never at levels high enough to cause central
                                         bankers undue concern, and monetary policies generally began to ease toward the end of the period. Against this
                                         background, the MSCI EAFE Index fell 25.88% in U.S. dollar terms. On the whole, economies outside the U.S. fared better than the U.S., with European growth, for example, rising
                                         above 3%, while Brazil and Mexico saw growth rates of 4% or higher (Mexico achieved an annualized rate of 7% during the third quarter). Japan remained the outsider, with growth
                                         hovering around the zero mark.
                                         Europe started the period with promising growth, but the
                                         slowdown in the US began to take its toll and the earnings outlook took a turn for the worse later in the period. The rout on the Nasdaq Composite Index (Nasdaq)+ and continued
                                         questions over the Euro added to negative sentiment, as well as a perception that the mobile telecommunications story may have been overly optimistic. The
                                         technology/telecommunications sell-off led to a rotation
                                         into defensive sectors, such as pharmaceuticals and
                                         financials, and value stocks raced ahead of growth stocks.
                                         The Japanese economy showed signs of life over the past
                                         12-month period, but the economic background remained
                                         difficult. An unhelpful political environment marked by
                                         disputes between the Bank of Japan and the Finance Ministry over the appropriate course of action produced what amounted to economic stasis. The market struggled against negative
                                         momentum within Japan as well as from the global downturn, ending the period substantially lower than the MSCI EAFE
                                         Index.
                                         Economic growth in the Pacific and Emerging Markets also
                                         slowed during the last 12 month period, as exporters fell
                                         victim to slowing demand in the U.S. and Europe. Volatility remained a key characteristic of this equity market asset
                                         class, although within Latin America, Brazil and Mexico
                                         continued to show robust growth.

                           +The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign stocks and ADRs. It is unmanaged and unavailable for investment

NATIONS INTERNATIONAL EQUITY FUND
MANAGEMENT TEAMS COMMENTARY continued

                                         WHAT COUNTRY OR REGIONAL DECISIONS PROVED FAVORABLE TO FUND
                                         PERFORMANCE DURING THE LAST 12 MONTHS?
                                         Underweighted positions in both Japan and Pan-Europe proved favorable to Fund performance over the period.
                                         WHAT COUNTRY OR REGIONAL DECISIONS PROVED UNFAVORABLE TO
                                         FUND PERFORMANCE DURING THE LAST 12 MONTHS?
                                         An overweighted stance in the Pacific and emerging markets detracted from performance.

                                         WHAT SECTORS AND STOCKS PROVED FAVORABLE TO FUND PERFORMANCE
                                         DURING THE LAST 12 MONTHS?++
                                         Investments in financials, pharmaceuticals and other
                                         growth-oriented defensives proved favorable to Fund
                                         performance during the period under review. Leading
                                         contributors included: Canada Life Financial Corporation
                                         (insurance), Novo Nordisk (Sweden pharmaceuticals), Nissan
                                         Motor Company Ltd. (Japan automotive), Sanofi-Synthelabo SA
                                         (France pharmaceuticals) and Canadian National Railway
                                         Company. Oil and resource stocks also did well, including
                                         Petro-Canada and Anglo American PLC (South Africa mining).
                                         WHAT SECTORS AND STOCKS PROVED UNFAVORABLE TO FUND
                                         PERFORMANCE DURING THE LAST 12 MONTHS?
                                         Technology and telecommunication stocks proved unfavorable to Fund performance during the period under review. Leading detractors included Colt Telecom (UK mobile), Nortel
                                         Networks Company (Canada telecoms equipment), Ericsson
                                         (Swedish telecoms infrastructure), Fujitsu Support and
                                         Service Inc. (Japan technology), and Deutsche Telekom AG
                                         (German telecoms).
                                         WHAT IMPACT DID CURRENCY HAVE ON THE FUND'S PERFORMANCE?
                                         The U.S. dollar strengthened against the world's major
                                         currencies during the period under review. This meant that local currency returns were higher than U.S. dollar returns.
                                         For example, the MSCI EAFE returned -16.4% in local currency returns versus -25.88% in U.S. dollar terms. In this
                                         respect, the Fund was impacted negatively by weaker
                                         international currencies.
                                         WHAT IS THE OUTLOOK FOR THE YEAR AHEAD?
                                         In Gartmore's view, equity markets are pricing in an
                                         exceptionally poor environment for corporate earnings
                                         growth, one which implies a potential earnings collapse
                                         globally. For earnings expectations to deteriorate further, it may be necessary to see global recession or an extended slow down that is believed to depress the profits cycle. It is believed a less adverse environment may emerge. The
                                         growth slowdown may diminish later in the year, and
                                         short-term interest rates may continue to decline. In this environment, Gartmore hopes to see a recovery in global
                                         equity markets and maintain a growth bias and continue to
                                         invest in companies with franchises that Gartmore believes are strong enough to thrive in a difficult environment. From a regional asset allocation standpoint, a slight emphasis is being maintained toward Europe and Latin America at the
                                         expense of Japan and Pacific ex-Japan.

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS INTERNATIONAL EQUITY FUND
MANAGEMENT TEAMS COMMENTARY continued

                                         Putnam believes international equity markets may remain
                                         extremely volatile, as confidence in earnings growth is
                                         suspect for the foreseeable future. As a result, the
                                         portfolio remains in a defensive posture, as reflected by
                                         overweighted positions in the health-care and energy
                                         sectors. While it is unclear how quickly the U.S. economy
                                         will recover, Putnam believes its recovery -- which may hold the key to an improvement in global economic growth -- may take longer than investors are anticipating. The period of
                                         "workout" in the technology area could last a few more
                                         quarters. The firm believes that the clash of disappointing earnings with falling global interest rates may further pull equity markets swiftly and suddenly in different directions.
                                         As INVESCO looks to the remainder of the year, it believes that the two main risks facing global markets are the poor visibility of corporate earnings and the historical values of share prices. This valuation risk appears to have been
                                         reduced materially by the sell-off in share prices over the past year. On the positive front, INVESCO believes that the inflationary and interest rate backdrop is quite benign, and many of the excesses in market behavior of recent years may have been eliminated.

NATIONS INTERNATIONAL EQUITY FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/01)

[PIE CHART]

Hong Kong                                                                         2.90
Canada                                                                            2.90
Spain                                                                             3.00
Italy                                                                             4.60
Germany                                                                           5.90
Switzerland                                                                       6.00
Netherlands                                                                       8.20
France                                                                           11.80
Japan                                                                            16.10
United Kingdom                                                                   21.90
Other                                                                            16.70

                                                TOP 10 HOLDINGS

                                                --------------------------------


                                                                              1  Total Fina Elf SA 'B'                   3.1%

                                                                            -------------------------------------------------

                                                                              2  ING Groep NV                            2.6%

                                                                            -------------------------------------------------

                                                                              3  Glaxosmithkline plc                     2.3%

                                                                            -------------------------------------------------

                                                                              4  Shell Transport and Trading Company     2.1%
                                                                                 plc

                                                                            -------------------------------------------------

                                                                              5  Nestle SA (REGD)                        2.0%

                                                                            -------------------------------------------------

                                                                              6  AstraZeneca plc                         1.7%

                                                                            -------------------------------------------------

                                                                              7  BP Amoco plc                            1.7%

                                                                            -------------------------------------------------

                                                                              8  Vodafone Group plc                      1.7%

                                                                            -------------------------------------------------

                                                                              9  Nippon Telegraph and Telephone          1.4%
                                                                                 Corporation

                                                                            -------------------------------------------------

                                                                             10  Novartis AG (REGD)                      1.4%

                                                                            -------------------------------------------------

                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2001, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS INTERNATIONAL EQUITY FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**     MOP*
                                                                                    (6/3/92 through
                                                                                     3/31/01)        5.86%     5.16%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                International Equity Fund from
                                                the inception of the share
                                                class. The Morgan Stanley
                                                Capital International Europe,
                                                Australasia and Far East (MSCI
                                                EAFE) Index is an unmanaged,
                                                capitalization-weighted index
                                                consisting of securities listed
                                                on exchanges in European,
                                                Australasian and Far Eastern
                                                markets. Funds in the Lipper
                                                International Funds Average
                                                invest their assets in
                                                securities with primary trading
                                                markets outside of the United
                                                States. It is not possible to
                                                invest in the Index or Lipper
                                                Average. The performance of
                                                Primary A, Investor B and
                                                Investor C Shares may vary based
                                                on the differences in sales
                                                loads and fees paid by the
                                                shareholders investing in each
                                                class.

 [INVESTOR A SHARES AT MOP* RETURN CHART]                [CHART LEGEND]

                                                 NATIONS INTERNATIONAL     LIPPER INTERNATIONAL FUNDS
                                                  EQUITY FUND $15,584           AVERAGE $18,285          MSCI EAFE INDEX $18,354
                                                 ---------------------     --------------------------    -----------------------
Jun. 3 1992                                            10000.00                     10000.00                    10000.00
                                                        9187.00                      9725.00                     9529.00
                                                        8961.00                      9279.00                     9682.00
1992                                                    8590.00                      9157.00                     9317.00
                                                        9067.00                      9946.00                    10443.00
                                                        9362.00                     10446.00                    11502.00
                                                       10201.00                     11361.00                    12272.00
1993                                                   10902.00                     12434.00                    12387.00
                                                       10800.00                     12342.00                    12828.00
                                                       11053.00                     12474.00                    13492.00
                                                       11460.00                     12870.00                    13514.00
1994                                                   11142.00                     12365.00                    13385.00
                                                       10643.00                     12179.00                    13645.00
                                                       10878.00                     12689.00                    13755.00
                                                       11660.00                     13307.00                    14340.00
1995                                                   12057.00                     13581.00                    14932.00
                                                       12713.00                     14189.00                    15376.00
                                                       12920.00                     14707.00                    15631.00
                                                       12872.00                     14644.00                    15623.00
1996                                                   13038.00                     15242.00                    15884.00
                                                       12850.00                     15418.00                    15646.00
                                                       14336.00                     17139.00                    17689.00
                                                       14008.00                     17376.00                    17576.00
1997                                                   13173.00                     16045.00                    16210.00
                                                       14876.00                     18398.00                    18608.00
                                                       15124.00                     18535.00                    18818.00
                                                       13025.00                     15549.00                    16155.00
1998                                                   15332.00                     18108.00                    19508.00
                                                       15409.00                     18387.00                    19792.00
                                                       15959.00                     19424.00                    20295.00
                                                       16613.00                     20185.00                    21186.00
1999                                                   21332.00                     25381.00                    24786.00
                                                       21500.00                     25566.00                    24761.00
                                                       20412.00                     24221.00                    23780.00
                                                       18673.00                     22400.00                    21861.00
2000                                                   18069.00                     21836.00                    21275.00
Mar. 31 2001                                           15584.00                     18285.00                    18354.00

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                 NATIONS INTERNATIONAL     LIPPER INTERNATIONAL FUNDS
                                                  EQUITY FUND $16,530           AVERAGE $18,285          MSCI EAFE INDEX $18,354
                                                 ---------------------     --------------------------    -----------------------
Jun. 3 1992                                            10000.00                     10000.00                    10000.00
                                                        9748.00                      9725.00                     9529.00
                                                        9508.00                      9279.00                     9682.00
1992                                                    9115.00                      9157.00                     9317.00
                                                        9620.00                      9946.00                    10443.00
                                                        9933.00                     10446.00                    11502.00
                                                       10823.00                     11361.00                    12272.00
1993                                                   11567.00                     12434.00                    12387.00
                                                       11459.00                     12342.00                    12828.00
                                                       11727.00                     12474.00                    13492.00
                                                       12159.00                     12870.00                    13514.00
1994                                                   11822.00                     12365.00                    13385.00
                                                       11292.00                     12179.00                    13645.00
                                                       11542.00                     12689.00                    13755.00
                                                       12372.00                     13307.00                    14340.00
1995                                                   12792.00                     13581.00                    14932.00
                                                       13488.00                     14189.00                    15376.00
                                                       13708.00                     14707.00                    15631.00
                                                       13657.00                     14644.00                    15623.00
1996                                                   13834.00                     15242.00                    15884.00
                                                       13634.00                     15418.00                    15646.00
                                                       15211.00                     17139.00                    17689.00
                                                       14862.00                     17376.00                    17576.00
1997                                                   13976.00                     16045.00                    16210.00
                                                       15784.00                     18398.00                    18608.00
                                                       16047.00                     18535.00                    18818.00
                                                       13820.00                     15549.00                    16155.00
1998                                                   16267.00                     18108.00                    19508.00
                                                       16349.00                     18387.00                    19792.00
                                                       16933.00                     19424.00                    20295.00
                                                       17627.00                     20185.00                    21186.00
1999                                                   22633.00                     25381.00                    24786.00
                                                       22812.00                     25566.00                    24761.00
                                                       21650.00                     24221.00                    23780.00
                                                       19806.00                     22400.00                    21861.00
2000                                                   19165.00                     21336.00                    21275.00
Mar. 31 2001                                           16530.00                     18285.00                    18354.00

   TOTAL RETURN (AS OF 3/31/01)

                                                          INVESTOR A                INVESTOR B                INVESTOR C
                                      PRIMARY A       NAV**        MOP*         NAV**       CDSC***       NAV**       CDSC***
Inception date                         12/2/91              6/3/92                    6/7/93                   6/17/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                     -27.40%       -27.54%      -31.72%      -28.11%      -31.40%      -28.22%      -28.87%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                  1.73%         1.55%       -0.42%        0.64%       -0.08%        0.58%        0.58%
5 YEARS                                  4.36%         4.15%        2.92%        3.27%        2.99%        3.36%        3.36%
SINCE INCEPTION                          6.25%         5.86%        5.16%        5.57%        5.57%        5.41%        5.41%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
 18

NATIONS MARSICO INTERNATIONAL
OPPORTUNITIES FUND
PORTFOLIO MANAGER COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, MR. GENDELMAN SHARES HIS VIEWS
                                         ON NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND'S
                                         PERFORMANCE FOR THE PERIOD FROM INCEPTION ON AUGUST 1, 2000
                                         TO MARCH 31, 2001 AND HIS OUTLOOK FOR THE FUTURE.

PORTFOLIO MANAGER                        PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
The Fund is managed by James G.
Gendelman of Marsico Capital             Nations Marsico International Opportunities Fund is a
Management, LLC, investment              diversified portfolio and invests primarily in common stocks
sub-adviser to the Fund.                 of foreign companies that are selected for their long-term growth potential. The Fund may invest in companies of any
INVESTMENT OBJECTIVE                     size throughout the world. The Fund normally invests in
The Fund seeks long-term growth of       issuers from at least three different countries, not
capital.                                 including the United States, and maintains a core position of between 35 and 50 common stocks. From time to time, the
PERFORMANCE REVIEW                       Fund may invest in common stocks of companies operating in
From the Fund's inception on             emerging markets.
August 1, 2000 to March 31, 2001,
Nations Marsico International            WHAT WERE ECONOMIC AND MARKET CONDITIONS LIKE DURING THE
Opportunities Fund Investor A            REPORTING PERIOD?
Shares provided shareholders with
a total return of -19.90%.**             In a nutshell, there were very few places to hide,
                                         particularly for growth-oriented investment styles. Market volatility continued to be high, and many technology and
                                         other higher-multiple companies were under pressure during the year. Many non-technology sectors sold off. We also were in an environment where many investors appeared to be
                                         engaged in a high level of rotational trading at both the
                                         country and economic sector level. Currency was a
                                         significant story, largely masking the fact that as the
                                         fiscal year wound down, international equities as a whole
                                         outperformed the U.S. stock market in local currency terms.
                                         After staging a mild rally in the latter stages of calendar year 2000, the Euro declined in value by approximately 7%
                                         during the quarter and the dollar rose.

                                         WHAT IS YOUR INVESTMENT PROCESS?
                                         We believe strongly that the Marsico investment approach
                                         works well in the overseas market. In our opinion, there is no substitute for direct, comprehensive and disciplined
                                         research. We do not rely on computer-based screening
                                         techniques, ratio-driven analysis or Wall Street in order to generate investment ideas. Rather, we

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. For standardized performance, please refer to the Performance table. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
                           Source for all statistical data -- Marsico Capital Management, LLC.

                           INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. 19

NATIONS MARSICO INTERNATIONAL
OPPORTUNITIES FUND
PORTFOLIO MANAGER COMMENTARY continued

                                         foster creative, innovative thinking, which in turn may lead to promising areas that frequently are not well followed or well understood by other investors.
                                         In research, our investment team looks for information from a variety of sources. One source of information is
                                         direct -- we speak regularly with company management to get its perspective. But we also go outside the company,
                                         surveying customers, competitors, suppliers and distributors for independent sources of information. In this process, our central purpose is to uncover information and relationships that are not obvious under conventional analytical
                                         techniques. Our goal is to be able to act early by using
                                         this independent information when it can provide the maximum benefit to the Fund's investors.

                                         PLEASE COMMENT ON THE FUND'S PERFORMANCE.***
                                         For the 8-month period since the Fund's inception to March
                                         31, 2001, the Fund (Investor A Shares) declined 19.90%. This return compares to the Morgan Stanley Capital International
                                         Europe, Australasia and Far East (MSCI EAFE) Index+, the
                                         Fund's primary benchmark, which was down 19.44% during the period.
                                         While it may seem somewhat disingenuous to discuss positive factors regarding performance in the context of a negative return, diversification helped investment results. A number of the Fund's holdings -- spanning a variety of sectors and industries -- held up quite well in the face of a difficult market environment. These included select health
                                         care-related holdings such as Elan Corporation (a drug
                                         delivery company), and two pharmaceutical companies: Shire
                                         Pharmaceuticals Group, PLC and Aventis SA. Additionally,
                                         Heineken Holding NV, Canadian National Railway Company, AMB
                                         Aachener & Muenchener (a German specialty insurance company)
                                         and Embraer Aircraft either posted positive returns for the
                                         Fund or declined by less than the MSCI EAFE Index.

                                         Late in the year, we invested selectively in several areas in Japan. This was after largely avoiding investments in the country earlier in the year. Positions included financial
                                         services and industrial companies. Essentially, it is fair to categorize these investment decisions as being
                                         "macro-oriented." We believe there are some signs that Japan appears prepared to engage in significant broad-based
                                         financial and economic reform.

                                         With the benefit of hindsight, it appears that we were
                                         somewhat overly optimistic with respect to an increased
                                         tactical weighting in the technology sector. Late in the
                                         fiscal year, we took some steps to raise the Fund's overall growth profile largely through the purchases of several
                                         technology companies. We believed that the Federal Reserve
                                         Board's two interest rate cuts in January, coupled by rate cuts by the European Central Bank, would help provide a more favorable strategic backdrop for technology investing in
                                         non-U.S. markets. As it turned out, we were somewhat

                           ***Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           +The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged, capitalization-weighted index consisting of securities listed on exchanges in European, Australasian, and Far Eastern markets. It is unavailable for investment.

NATIONS MARSICO INTERNATIONAL
OPPORTUNITIES FUND
PORTFOLIO MANAGER COMMENTARY continued

                                         premature in this repositioning. Technology companies in
                                         non-U.S. markets were under pressure during the year due to concerns over valuations, inventory and capacity issues, and the possible negative effects that might result from a
                                         protracted global economic slowdown. Check Point Software
                                         Technologies, Ltd., one of the Fund's largest holdings,
                                         registered sharp losses during the last quarter of the year.
                                         Some of the Fund's larger financial services
                                         positions -- including Bank of Ireland and ING Groep
                                         NV -- were weak performers as well. Similar to many
                                         U.S.-domiciled financial services companies, despite a
                                         number of interest rate cuts by central banks, our holdings were pressured by the potential negative effects of a global economic slowdown.
                                         Technology and telecommunications stocks were particularly hard-hit, while more defensive strategies such as investing in energy tended to perform well. The Fund, while having a relatively modest allocation to technology, still was
                                         adversely affected by its holdings in this sector,
                                         particularly telecommunications equipment companies such as
                                         JDS Uniphase, and Nortel Networks Corporation. In addition, the Fund was somewhat underweighted in Europe, which
                                         modestly detracted from its returns as compared to the MSCI
                                         EAFE Index. That was partly due to a mild rally in the Euro, which appreciated by nearly 6% at the end of the fiscal
                                         year. Another aspect was what we perceived to be a "flight to safety" by some investors, which benefited certain
                                         large-capitalization, high-quality companies domiciled in
                                         Europe.

                                         WHAT ECONOMIC DEVELOPMENTS DO YOU ANTICIPATE DURING THE REST
                                         OF 2001?
                                         We feel there is no question that many non-U.S. markets are showing signs of decelerating growth and that many
                                         corporations are feeling this slowdown in the form of
                                         potentially reduced earnings expectations and
                                         valuation-related pressures on their stock prices. What
                                         remains unclear is the slowdown's overall magnitude and
                                         duration.

                                         Our general view is that lower interest rates, over time,
                                         could help create a more favorable environment for
                                         growth-oriented investment styles. However, it will most
                                         likely take some period of time for interest rate reductions to be felt, perhaps six to twelve months. Having said that, it is important to stress that we believe that there are a considerable number of long-term positive macroeconomic
                                         factors, in addition to lower interest rates, that we
                                         believe will benefit equities. Relative (as compared to the
                                         U.S.) economic growth remains quite strong in a number of
                                         countries. Energy prices have stabilized. European companies continue to engage in significant restructuring, which may create a number of compelling investment opportunities in a variety of industries. In Japan, we believe there now is
                                         some credible evidence that the government is intent on
                                         significant structural reform. Admittedly, this reform, as it moves forward, will be taking place in the context of a weak economic basis. However, we believe that the Japanese government understands how essential it is for the country's economy to be revitalized.

                                         I would close by saying that, while there no doubt are
                                         abundant challenges for non-U.S. equity investors to contend with near-term, our long-term view for non-U.S. equity
                                         investments remains positive. We continue to find a
                                         substantial number of interesting investment opportunities spanning a wide variety of economic sectors and industries.

NATIONS MARSICO INTERNATIONAL
OPPORTUNITIES FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/01)

[PIE CHART]

United Kingdom                                                                   11.30
Other                                                                            16.10
Japan                                                                            20.50
Ireland                                                                           9.60
Netherlands                                                                       8.90
Canada                                                                            8.20
Belgium                                                                           2.10
Spain                                                                             3.50
Brazil                                                                            4.10
Germany                                                                           5.20
France                                                                           10.50

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Embraer-Empresa Brasileira de
                                                                                 Aeronautica SA, ADR                     4.1%
                                                                            -------------------------------------------------
                                                                              2  ING Groep NV                            3.3%
                                                                            -------------------------------------------------
                                                                              3  Aventis SA                              3.3%
                                                                            -------------------------------------------------
                                                                              4  Bank of Ireland                         3.3%
                                                                            -------------------------------------------------
                                                                              5  Elan Corporation plc, ADR               2.8%
                                                                            -------------------------------------------------
                                                                              6  Axa                                     2.7%
                                                                            -------------------------------------------------
                                                                              7  Ryanair Holdings plc, ADR               2.7%
                                                                            -------------------------------------------------
                                                                              8  Vodafone Group plc                      2.7%
                                                                            -------------------------------------------------
                                                                              9  Heineken Holding NV 'A'                 2.6%
                                                                            -------------------------------------------------
                                                                             10  Grupo Auxiliar Metalurgico SA           2.6%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2001, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS MARSICO INTERNATIONAL
OPPORTUNITIES FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                CUMULATIVE TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION   NAV**       MOP*
                                                                                    (8/1/00 through
                                                                                     3/31/01)        -19.90%     -24.51%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                Marsico International
                                                Opportunities Fund from the
                                                inception of the share class.
                                                The Morgan Stanley Capital
                                                International Europe,
                                                Australasia and Far East (MSCI
                                                EAFE) Index is an unmanaged,
                                                capitalization-weighted index
                                                consisting of securities listed
                                                on exchanges in European,
                                                Australasian and Far Eastern
                                                markets. Funds in the Lipper
                                                International Funds Average
                                                invest their assets in
                                                securities with primary trading
                                                markets outside of the United
                                                States. It is not possible to
                                                invest in the Index or Lipper
                                                Average. The performance of
                                                Primary A, Investor B and
                                                Investor C Shares may vary based
                                                on the differences in sales
                                                loads and fees paid by the
                                                shareholders investing in each
                                                class.

[INVESTOR A SHARES AT MOP* RETURN CHART]                 [CHART LEGEND]

                                                   NATIONS MARSICO
                                             INTERNATIONAL OPPORTUNITIES                               LIPPER INTERNATIONAL FUNDS
                                                     FUND $7,549                MSCI EAFE INDEX                 AVERAGE
                                             ---------------------------        ---------------        --------------------------
08/01/2000                                              10000                        10000                       10000
09/30/2000                                               9444                         9596                        9589
12/31/2000                                               8822                         9339                        9134
03/31/2001                                               7549                         8057                        7827

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                   NATIONS MARSICO
                                             INTERNATIONAL OPPORTUNITIES                               LIPPER INTERNATIONAL FUNDS
                                                     FUND $8,010            MSCI EAFE INDEX $8,057              AVERAGE
                                             ---------------------------    ----------------------     --------------------------
08/01/2000                                              10000                        10000                       10000
09/30/2000                                              10020                         9596                        9589
12/31/2000                                               9360                         9339                        9134
03/31/2001                                               8010                         8057                        7827

   TOTAL RETURN (AS OF 3/31/01)

                                                           INVESTOR A               INVESTOR B                INVESTOR C
                                       PRIMARY A       NAV**        MOP*        NAV**       CDSC***       NAV**       CDSC***
Inception date                         8/1/00                8/1/00                   8/1/00                    8/1/00
---------------------------------------------------------------------------------------------------------------------------------
CUMULATIVE RETURNS
SINCE INCEPTION                        -19.70%        -19.90%      -24.51%      -20.30%     -24.29%      -20.30%      -21.10%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expenses reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

NATIONS EMERGING MARKETS FUND
PORTFOLIO MANAGER COMMENTARY*

                                         IN THE FOLLOWING INTERVIEW, THE MR. PALMER SHARES HIS VIEWS
                                         ON NATIONS EMERGING MARKETS FUND'S PERFORMANCE FOR THE
                                         12-MONTH PERIOD ENDED MARCH 31, 2001 AND ITS OUTLOOK FOR THE
                                         FUTURE.

PORTFOLIO MANAGEMENT                     PLEASE DESCRIBE THE FUND'S INVESTMENT PHILOSOPHY AND STYLE.
Christopher Palmer is Principal          The Fund's primary objective is to invest in growth
Portfolio Manager of Nations             opportunities in emerging market equities. We believe this
Emerging Markets Fund and is a           is best accomplished by identifying companies whose rates of
senior investment manager on the         earnings growth will exceed market expectations. Sources of
Emerging Markets Team for Gartmore       unexpected growth may include strong national or regional
Global Partners, investment              franchises, strategies, management and the ability to
sub-adviser to the Fund.                 finance business objectives. The markets in which the Fund
INVESTMENT OBJECTIVE                     invests are generally those where economic and political
The Fund seeks long-term capital         conditions provide an acceptable level of risk and, at a
growth by investing primarily in         macro-economic level, will attract rising expectations of
equity securities of companies in        growth.
emerging market countries, such as       HOW WOULD YOU DESCRIBE THE ECONOMIC AND MARKET CONDITIONS IN
those in Latin America, Eastern          EMERGING MARKETS DURING THE FISCAL YEAR?
Europe, the Pacific Basin, the Far       After a strong performance during the previous 12-month
East and India.                          reporting period, emerging markets retraced some of the
PERFORMANCE REVIEW                       gains over the 12 months ended March 31, 2001, with the
For the 12-month period ended            Standard & Poor's/IFC (International Finance Corporation)
March 31, 2001, Nations Emerging         Investables Index*** down 34.75% in U.S. dollar terms. There
Markets Fund Investor A Shares           are three principal reasons for the poor performance.
provided shareholders with a total       Firstly, global growth expectations were downgraded during
return of -43.38%.**                     the second half of last year, while corporate earnings
                                         forecasts tended to be worse than forecast. Secondly, there was an increasing absence of surplus liquidity as reflected by an expansion in yield spreads for below-investment grade debt securities. Finally, the sharp downgrades of technology and telecommunications stocks globally have hurt emerging
                                         equities as hardware, telecommunications and software now
                                         make up more than 30% of the asset class as compared with
                                         less than 15% four years ago.
                                         Against this background, Latin American markets once again outperformed the Index, although Latin America declined in absolute terms. Encouragingly, the governments in Brazil and
                                         Mexico continued their reforming efforts, with prospects

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may be charged on purchases of Investor A Shares. For standardized performance, please refer to the Performance table. Performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return.
                           Had all fees and expenses been considered, the total returns would have been lower.

                           ***The Standard & Poor's/IFC (International Finance Corporation) Investables Index is an unmanaged, capitalization-weighted index, which tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, Eastern Europe, Africa and the Middle East. It is unavailable for investment.

                           Source for all statistical data -- Gartmore Global Partners.

                           INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 24

NATIONS EMERGING MARKETS FUND
PORTFOLIO MANAGER COMMENTARY continued

                                         in Mexico improved following the Presidential election last
                                         July. Interest rates in both countries have continued to
                                         fall over the year and companies have produced generally
                                         better than forecast results. Growth rates in Brazil were 4%
                                         or better over the period, while Mexican economic activity proved even stronger, with the annualized Gross Domestic
                                         Product (GDP) rate peaking at 7% during the third quarter of
                                         2000. A fiscal crisis in Argentina detracted from the
                                         region's overall attractiveness, but the government moved
                                         quickly to counter the problem, recalling Domingo Cavallo, the highly regarded original architect of the country's
                                         currency convertibility plan. This helped bolster investor sentiment and the Argentine economy.
                                         Elsewhere, the technology/telecoms sell-off took its
                                         greatest toll in Asia where Korea and Taiwan both fell
                                         steeply over the period. Within the past quarter, however, both markets have risen from depressed levels, reflecting a perception that they were oversold. India has also suffered from the technology/telecoms sell-off, although the
                                         country's economic fundamentals remained solid. The EMEA
                                         (Europe, Middle East, Africa) region has fallen roughly in line with the Index, with Turkey down sharply following an economic and currency crisis in the country. Turkey's
                                         problems had a negative effect on its neighbors,
                                         particularly Hungary, which fell steeply.

                                         WHAT COUNTRY OR REGIONAL DECISIONS PROVED FAVORABLE TO FUND
                                         PERFORMANCE DURING THE PAST 12 MONTHS?
                                         The Fund's overweight stance in Latin America contributed
                                         positively to performance, as did an emphasis on Brazil and
                                         Mexico, both of which outperformed the Index. Within the
                                         EMEA region, the Fund avoided the worst effects of the
                                         crisis in Turkey by being underweighted in the Turkish
                                         market. Overall country allocation contributed positively to performance.
                                         WHAT COUNTRY OR REGIONAL DECISIONS PROVED UNFAVORABLE TO
                                         FUND PERFORMANCE DURING THE LAST 12 MONTHS?
                                         The two biggest detractors in terms of country allocation
                                         were an underweight position in South Africa and an
                                         overweight stance in Korea.
                                         WHAT SECTORS AND STOCKS PROVED FAVORABLE TO FUND PERFORMANCE
                                         DURING THE LAST 12 MONTHS?+
                                         Defensive sectors such as retail, resources and banking were favorable to performance over the past 12 months. Among the
                                         Fund's best performing individual stocks over the period
                                         were Ambev Cia De Bebid (Brazil beverages), DeBeers (South
                                         African diamonds), Anglo American Platinum Corporation Ltd.
                                         (South African platinum), Wal-Mart de Mexico (retail), Vale
                                         Rio Doce (Brazil mining) and Banco Bradesco (Brazil bank).
                                         WHAT SECTORS AND STOCKS PROVED UNFAVORABLE TO FUND
                                         PERFORMANCE DURING THE LAST 12 MONTHS?
                                         Technology and telecoms stocks proved unfavorable to Fund
                                         performance during the

                           +Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS EMERGING MARKETS FUND
PORTFOLIO MANAGER COMMENTARY continued

                                         last 12 months, as well as stocks affected by the crisis in
                                         Turkey. Among the Fund's worst performing stocks were Satyam
                                         Infoway Ltd. (India Internet), Hyundai Electronics
                                         Industries Company Ltd. (South Korea technology), Yapi Kredi
                                         Bankasi (Turkey bank) and LG Electronics Inc. (South Korea technology).
                                         WHAT IMPACT DID CURRENCY HAVE ON THE FUND'S PERFORMANCE?
                                         The U.S. dollar strengthened against the world's major
                                         currencies during the last 12 months. This had a negative
                                         effect on emerging market currencies, which generally
                                         declined marginally against the U.S. dollar, and had the
                                         effect of marginally reducing the Fund's overall performance in U.S. dollar terms.
                                         WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
                                         Despite the slowdown in global growth and some deteriorating earnings reports and forecasts over the last 12 months, our forecasts suggest that the global economy will continue to expand with what we believe to be little indication of a
                                         global recession, global growth prospects going forward
                                         remain intact. With further monetary easing in the pipeline and bearing in mind that emerging markets act as a leading indicator to Organization of Economic Cooperation and
                                         Development industrial production, we believe that current valuations in the asset class on the whole offer potentially strong upside. In our view, markets such as China, Russia
                                         and Mexico should benefit from relatively strong
                                         domestically driven GDP growth together with improving
                                         domestic political conditions. The combination of these two factors may translate into strong stock market returns. In these countries, we will focus on real economy sectors such as oil, banking, retail and other cyclicals. Although we
                                         remain overweighted in Brazil, we have slightly reduced
                                         exposure, reflecting our less positive view of the dominant telecoms sector where we think capital expenditure will
                                         prove higher than forecast. However, recent gains in local purchasing power should prove positive for the
                                         consumer/retail and beverages sectors. In South Korea and
                                         Taiwan we believe that further banking consolidation will
                                         help to underpin the markets, although the interest rate
                                         environment in South Korea and current stock market
                                         valuations in Taiwan are a concern. In India we believe the economic fundamentals for long-term growth remain intact.
                                         Across these markets, stock selection will continue to be
                                         the crucial component of Fund performance.

NATIONS EMERGING MARKETS FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/01)

[PIE CHART]

Russia                                                                            2.9
Thailand                                                                          3.1
Hong Kong                                                                         4.5
South Africa                                                                      5.7
Malaysia                                                                          2.8
India                                                                             6.7
Other                                                                            27.9
South Korea                                                                      11.9
Mexico                                                                           14.8
Brazil                                                                           11.6
Taiwan                                                                            8.1

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Carso Global Telecom, ADR               4.0%
                                                                            -------------------------------------------------
                                                                              2  AO Tatneft, ADR                         2.9%
                                                                            -------------------------------------------------
                                                                              3  Samsung Electronics                     2.9%
                                                                            -------------------------------------------------
                                                                              4  ICICI Limited, ADR                      2.7%
                                                                            -------------------------------------------------
                                                                              5  Reliance Industries Ltd., GDR           2.6%
                                                                            -------------------------------------------------
                                                                              6  SK Telecom Company Ltd., ADR            2.5%
                                                                            -------------------------------------------------
                                                                              7  China Mobile (Hong Kong) Ltd., ADR      2.5%
                                                                            -------------------------------------------------
                                                                              8  Taiwan Semiconductor Manufacturing
                                                                                 Company Ltd., ADR                       2.5%
                                                                            -------------------------------------------------
                                                                              9  Hyundai Motor Company Ltd., GDR         2.3%
                                                                            -------------------------------------------------
                                                                             10  Shinhan Bank, GDR                       2.2%
                                                                            -------------------------------------------------
                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2001, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS EMERGING MARKETS FUND
PERFORMANCE
   GROWTH OF A $10,000 INVESTMENT

                                                AVERAGE ANNUAL TOTAL RETURN
                                                Investor A Shares

                                                                                    SINCE INCEPTION  NAV**       MOP*
                                                                                    (6/30/95
                                                                                     through
                                                                                     3/31/01)        -1.65%     -2.65%

                                                The charts to the left show the
                                                growth in value of a
                                                hypothetical $10,000 investment
                                                in Investor A Shares of Nations
                                                Emerging Markets Fund from the
                                                inception of the share class.
                                                The Standard & Poor's/IFC
                                                (International Finance
                                                Corporation) Investables Index
                                                (S&P/IFC Investibles Index) is
                                                an unmanaged,
                                                capitalization-weighted index
                                                which tracks more than 1,400
                                                stocks in 25 emerging markets in
                                                Asia, Latin America, Eastern
                                                Europe, Africa and the Middle
                                                East. Funds in the Lipper
                                                Emerging Markets Funds Average
                                                seek long-term capital
                                                appreciation by investing at
                                                least 65% of total assets in
                                                emerging market (defined by a
                                                country's GNP per capita) equity
                                                securities. It is not possible
                                                to invest in the Index or Lipper
                                                Average. The performance of
                                                Primary A, Investor B and
                                                Investor C Shares may vary based
                                                on the differences in sales
                                                loads and fees paid by the
                                                shareholders investing in each
                                                class.

[INVESTOR A SHARES AT MOP* RETURN CHART]                 [CHART LEGEND]

                                                NATIONS EMERGING MARKETS     LIPPER EMERGING MARKETS      IFC INVESTABLES INDEX
                                                       FUND $8567              FUNDS AVERAGE $8965                $7920
                                                ------------------------     -----------------------      ---------------------
June 30 1995                                               9425                       10000                       10000
                                                           9302                       10123                        9966
1995                                                       9209                        9824                        9874
                                                           9727                       10617                       10620
                                                          10120                       11246                       11074
                                                           9780                       10936                       10825
1996                                                       9992                       11099                       10797
                                                          10870                       12175                       11826
                                                          11901                       13468                       12539
                                                          11545                       13131                       11408
1997                                                       9672                       10950                        9201
                                                          10153                       11540                        9855
                                                           8176                        9267                        7764
                                                           6193                        7089                        6079
1998                                                       7180                        8035                        7176
                                                           7828                        8665                        7949
                                                           9947                       10845                        9839
                                                           9502                       10128                        9528
1999                                                      14080                       13799                       11976
                                                          15134                       14343                       12136
                                                          13351                       12612                       10875
                                                          10826                       11052                        9466
2000                                                       9108                        9580                        8336
Mar 31 2001                                                8567                        8965                        7920

[INVESTOR A SHARES AT NAV** RETURN CHART]

                                                NATIONS EMERGING MARKETS     LIPPER EMERGING MARKETS      IFC INVESTABLES INDEX
                                                       FUND $9,090            FUNDS AVERAGE $8,965               $7,920
                                                ------------------------     -----------------------      ---------------------
June 30 1995                                              10000                       10000                       10000
                                                           9870                       10123                        9966
1995                                                       9770                        9824                        9874
                                                          10320                       10617                       10620
                                                          10737                       11246                       11074
                                                          10377                       10936                       10825
1996                                                      10602                       11099                       10797
                                                          11534                       12175                       11826
                                                          12627                       13468                       12539
                                                          12249                       13131                       11408
1997                                                      10263                       10950                        9201
                                                          10773                       11540                        9855
                                                           8675                        9267                        7764
                                                           6571                        7089                        6079
1998                                                       7618                        8035                        7176
                                                           8306                        8665                        7949
                                                          10554                       10845                        9839
                                                          10083                       10128                        9528
1999                                                      14939                       13799                       11976
                                                          16058                       14343                       12136
                                                          14165                       12612                       10875
                                                          11486                       11052                        9466
2000                                                       9663                        9580                        8336
Mar 31 2001                                                9090                        8965                        7920

   TOTAL RETURN (AS OF 3/31/01)

                                                          INVESTOR A                INVESTOR B                INVESTOR C
                                      PRIMARY A       NAV**        MOP*         NAV**       CDSC***       NAV**       CDSC***
Inception date                         6/30/95             6/30/95                   6/30/95                   6/30/95
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                     -43.21%       -43.38%      -46.62%      -43.73%      -46.55%      -43.73%      -44.29%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                 -5.22%        -5.50%       -7.33%       -6.17%       -7.11%       -6.14%       -6.14%
5 YEARS                                 -2.25%        -2.51%       -3.66%       -3.21%       -3.59%       -3.10%       -3.10%
SINCE INCEPTION                         -1.38%        -1.65%       -2.65%       -2.36%       -2.53%       -2.24%       -2.24%

THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS. A MUTUAL FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
 28

NATIONS FUNDS
Nations International Value Fund
  STATEMENT OF NET ASSETS                                     MARCH 31, 2001

                                                      VALUE
                                                      (000)
--------------------------------------------------------------
            INVESTMENT COMPANIES -- 98.8%
            Investment in Nations Master
              Investment Trust, International
              Value Master Portfolio*............   $1,626,809
                                                    ----------
            TOTAL INVESTMENTS.............   98.8%   1,626,809
                                                    ----------
            OTHER ASSETS AND
              LIABILITIES (NET)...........    1.2%
            Receivable for Fund shares sold......   $   26,013
            Payable for Fund shares redeemed.....       (5,042)
            Administration fee payable...........         (234)
            Shareholder servicing and
              distribution fees payable..........         (183)
            Accrued Trustees' fees and
              expenses...........................          (24)
            Accrued expenses and other
              liabilities........................         (355)
                                                    ----------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)..................       20,175
                                                    ----------
            NET ASSETS....................  100.0%  $1,646,984
                                                    ==========
            NET ASSETS CONSIST OF:
            Undistributed net investment
              income.............................   $    8,633
            Accumulated net realized gain on
              investment.........................       13,151
            Net unrealized depreciation of
              investment.........................      (61,386)
            Paid-in capital......................    1,686,586
                                                    ----------
            NET ASSETS...........................   $1,646,984
                                                    ==========
            PRIMARY A SHARES:
            Net asset value, offering and
              redemption price per share
              (1,163,899,143 / 67,263,478 shares
              outstanding).......................       $17.30
                                                        ------
                                                        ------
            INVESTOR A SHARES:
            Net asset value and redemption price
              per share (353,645,821 / 20,491,203
              shares outstanding)................       $17.26
                                                        ------
                                                        ------
            Maximum sales charge.................        5.75%
            Maximum offering price per share.....       $18.31
            INVESTOR B SHARES:
            Net asset value and offering price
              per share+ (80,654,534 / 4,724,528
              shares outstanding)................       $17.07
                                                        ------
                                                        ------
            INVESTOR C SHARES:
            Net asset value and offering price
              per share+ (48,784,307 / 2,857,418
              shares outstanding)................       $17.07
                                                        ------
                                                        ------

---------------

 * The financial statements of the International Value Master Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the International Value Fund's financial statements.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations International Equity Fund
  STATEMENT OF NET ASSETS                                     MARCH 31, 2001

                                                      VALUE
                                                      (000)
-------------------------------------------------------------
            INVESTMENT COMPANIES -- 98.5%
            Investment in Nations Master
              Investment Trust, International
              Equity Master Portfolio*............   $781,520
                                                     --------
            TOTAL INVESTMENTS..............   98.5%   781,520
                                                     --------
            OTHER ASSETS AND
              LIABILITIES (NET)............    1.5%
            Receivable for Fund shares sold.......   $ 32,847
            Payable for Fund shares redeemed......    (20,707)
            Administration fee payable............       (120)
            Shareholder servicing and distribution
              fees payable........................        (29)
            Accrued Trustees' fees and expenses...        (87)
            Accrued expenses and other
              liabilities.........................       (169)
                                                     --------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)...................     11,735
                                                     --------
            NET ASSETS.....................  100.0%  $793,255
                                                     ========
            NET ASSETS CONSIST OF:
            Distributions in excess of net
              investment income...................   $(10,231)
            Accumulated net realized loss on
              investment..........................    (41,233)
            Net unrealized depreciation of
              investment..........................    (59,154)
            Paid-in capital.......................    903,873
                                                     --------
            NET ASSETS............................   $793,255
                                                     ========

                                                      VALUE
-------------------------------------------------------------
-------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and
              redemption price per share
              (724,572,256 / 65,154,153 shares
              outstanding)........................     $11.12
                                                       ------
                                                       ------
            INVESTOR A SHARES:
            Net asset value and redemption price
              per share (46,769,839 / 4,272,434
              shares outstanding).................     $10.95
                                                       ------
                                                       ------
            Maximum sales charge..................      5.75%
            Maximum offering price per share......     $11.62
            INVESTOR B SHARES:
            Net asset value and offering price per
              share+ (20,747,153 / 1,965,131
              shares outstanding).................     $10.56
                                                       ------
                                                       ------
            INVESTOR C SHARES:
            Net asset value and offering price per
              share+ (1,165,394 / 113,113 shares
              outstanding)........................     $10.30
                                                       ------
                                                       ------

---------------

 * The financial statements of the International Equity Master Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the International Equity Fund's financial statements.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

NATIONS FUNDS
Nations Marsico International Opportunities Fund
  STATEMENT OF NET ASSETS                                      MARCH 31, 2001

                                                     VALUE
 SHARES                                              (000)
------------------------------------------------------------
            COMMON STOCKS -- 86.4%
            BELGIUM -- 2.1%
    1,031   Dexia................................   $    152
                                                    --------
            BRAZIL -- 4.1%
    7,868   Embraer-Empresa Brasileira de
              Aeronautica SA, ADR++..............        298
                                                    --------
            CANADA -- 8.2%
    4,885   Canadian National Railway Company....        184
    4,966   Canadian Natural Resources Ltd. .....        144
    3,500   Exfo Electro-Optical Engineering
              Inc.++(a)..........................         85
   15,720   Westjet Airlines Ltd.++..............        185
                                                    --------
                                                         598
                                                    --------
            FRANCE -- 10.5%
    3,094   Aventis SA...........................        240
    1,770   Axa..................................        197
    1,132   Total Fina Elf SA. ..................        154
    2,783   Vinci SA.............................        172
                                                    --------
                                                         763
                                                    --------
            GERMANY -- 3.7%
    1,504   AMB Aachener & Muenchener
              Beteiligungs AG....................        153
      785   Ergo Versicherungs Gruppe AG.........        116
                                                    --------
                                                         269
                                                    --------
            IRELAND -- 9.6%
   28,471   Bank of Ireland......................        238
    3,875   Elan Corporation plc, ADR++(a).......        202
    3,036   Riverdeep Group plc++................         62
    4,372   Ryanair Holdings plc, ADR++..........        194
                                                    --------
                                                         696
                                                    --------
            ISRAEL -- 2.0%
    3,097   Check Point Software Technologies
              Ltd.++.............................        148
                                                    --------
            ITALY -- 2.0%
   45,078   Pirelli SpA..........................        149
                                                    --------
            JAPAN -- 20.5%
   16,000   Daiwa Securities.....................        152
    1,100   Fast Retailing Company Ltd. .........        183
       10   Fuji Television Network, Inc. .......         70
   14,000   JGC Corporation......................        106
   29,000   Mitsubishi Heavy Industries, Ltd. ...        107
   11,000   NEC Corporation......................        176
    9,000   Nomura Securities....................        161
       10   NTT DoCoMo, Inc.(+)..................        174
   11,000   Takuma Company, Ltd. ................         72
   17,000   The Bank of Tokyo -- Mitsubishi,
              Ltd. ..............................        156
    1,000   Tokyo Electron Limited...............         66
    1,000   Yamada Denki Company, Ltd. ..........         69
                                                    --------
                                                       1,492
                                                    --------
            NETHERLANDS -- 8.9%
    3,340   ASM Lithography Holding NV
              (REGD)++(a)........................         73
    4,822   Heineken Holding NV 'A'..............        191
    3,719   ING Groep NV.........................        243
    4,430   Koninklijke Ahold NV.................        138
                                                    --------
                                                         645
                                                    --------

                                                     VALUE
 SHARES                                              (000)
------------------------------------------------------------
            SPAIN -- 3.5%
    8,199   Grupo Auxiliar Metalurgico SA++......   $    186
    8,572   Orange SA++..........................         74
                                                    --------
                                                         260
                                                    --------
            UNITED KINGDOM -- 11.3%
   15,074   Bank of Scotland Ord. ...............        150
   21,827   Cable & Wireless plc.................        147
   36,102   Granada plc(+).......................         89
   11,040   Shire Pharmaceuticals Group plc++....        169
   20,706   Tesco plc............................         74
   70,232   Vodafone Group plc...................        193
                                                    --------
                                                         822
                                                    --------
            TOTAL COMMON STOCKS
              (Cost $6,253)......................      6,292
                                                    --------
            PREFERRED STOCKS -- 1.5%
              (Cost $127)
            GERMANY -- 1.5%
       38   Porsche AG, Preferred................        111
                                                    --------
PRINCIPAL
 AMOUNT
  (000)
---------
            SHORT TERM INVESTMENTS -- 11.0%
              (Cost $800)
$     800   Federal Home Loan Bank
              Discount note 04/02/01.............        800
                                                    --------
 SHARES
  (000)
---------
            INVESTMENT COMPANIES -- 5.9%
              (Cost $426)
      426   Nations Cash Reserves#...............        426
                                                    --------
            TOTAL INVESTMENTS
              (Cost $7,606*)..............  104.8%     7,629
                                                    --------
            OTHER ASSETS AND
              LIABILITIES (NET)...........   (4.8)%
            Cash.................................          1
            Foreign currency (cost $126).........        126
            Receivable for investment securities
              sold...............................        591
            Dividends receivable.................         12
            Receivable from investment advisor...        181
            Unrealized depreciation on forward
              foreign exchange contracts.........         (7)
            Collateral on securities loaned......       (359)
            Payable for Fund shares redeemed.....         (9)
            Administration fee payable...........       (181)
            Shareholder servicing and
              distribution fees payable..........         (3)
            Payable for investment securities
              purchased..........................       (646)
            Accrued Trustees' fees and
              expenses...........................         (5)
            Accrued expenses and other
              liabilities........................        (51)
                                                    --------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)..................       (350)
                                                    --------
            NET ASSETS....................  100.0%  $  7,279
                                                    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Marsico International Opportunities Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                     VALUE
                                                     (000)
------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Accumulated net realized loss on
              investments sold, foreign
              currencies and net other assets....   $ (1,777)
            Net unrealized appreciation of
              investments, foreign currencies and
              net other assets...................         16
            Paid-in capital......................      9,040
                                                    --------
            NET ASSETS...........................   $  7,279
                                                    ========
            PRIMARY A SHARES:
            Net asset value, offering and
              redemption price per share
              (1,477,068 / 184,052 shares
              outstanding).......................      $8.03
                                                       -----
                                                       -----
            INVESTOR A SHARES:
            Net asset value and redemption price
              per share (2,797,447 / 349,153
              shares outstanding)................      $8.01
                                                       -----
                                                       -----
            Maximum sales charge.................       5.75%
            Maximum offering price per share.....      $8.50
            INVESTOR B SHARES:
            Net asset value and offering price
              per share+ (2,030,448 / 254,729
              shares outstanding)................      $7.97
                                                       -----
                                                       -----
            INVESTOR C SHARES:
            Net asset value and offering price
              per share+ (973,560 / 122,102
              shares outstanding)................      $7.97
                                                       -----
                                                       -----

---------------

 * Federal Income Tax Information: Net unrealized depreciation of $266 on investment securities was comprised of gross appreciation of $250 and gross depreciation of $516 for federal income tax purposes. At March 31, 2001, the aggregate cost of securities for federal income tax purposes was $7,895.

 (+) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 ++ Non-income producing security.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $359.

(a) All or a portion of security was on loan at March 31, 2001. The aggregate cost and market value of securities on loan at March 31, 2001 is $337 and $341, respectively.

ADR -- American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

NATIONS FUNDS
Nations Marsico International Opportunities Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

At March 31, 2001, sector diversification was as follows:

                                                                % OF NET                VALUE
                   SECTOR DIVERSIFICATION                        ASSETS                 (000)
--------------------------------------------------------------------------------------------------
Common stocks:
Commercial banking..........................................          9.5%          $          696
Pharmaceuticals.............................................          8.4                      611
Telecommunications services.................................          8.1                      588
Airlines....................................................          5.2                      379
Diversified manufacturing...................................          5.0                      364
Insurance...................................................          4.8                      350
Investment services.........................................          4.3                      313
Aerospace and defense.......................................          4.1                      298
Electronics.................................................          3.4                      245
Finance -- Miscellaneous....................................          3.3                      243
Software....................................................          2.9                      210
Commercial services.........................................          2.6                      191
Railroads, trucking and shipping............................          2.5                      184
Retail -- Specialty.........................................          2.5                      183
Construction................................................          2.4                      172
Integrated oil..............................................          2.1                      154
Automotive..................................................          2.0                      149
Exploration and production..................................          2.0                      144
Semiconductors..............................................          1.9                      139
Food and drug stores........................................          1.9                      138
Other.......................................................          7.5                      541
                                                                ----------           -------------
TOTAL COMMON STOCKS.........................................         86.4                    6,292
PREFERRED STOCKS............................................          1.5                      111
SHORT TERM INVESTMENTS......................................         11.0                      800
INVESTMENT COMPANIES........................................          5.9                      426
                                                                ----------           -------------
TOTAL INVESTMENTS...........................................        104.8                    7,629
OTHER ASSETS AND LIABILITIES (NET)..........................         (4.8)                    (350)
                                                                ----------           -------------
NET ASSETS..................................................        100.0%          $        7,279
                                                                ----------           -------------
                                                                ----------           -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Emerging Markets Fund
  STATEMENT OF NET ASSETS                                     MARCH 31, 2001

                                                     VALUE
  SHARES                                             (000)
------------------------------------------------------------
              COMMON STOCKS -- 78.6%
              ARGENTINA -- 2.5%
     34,434   Grupo Financiero Galicia SA,
                ADR++(a).........................   $    519
     31,525   Perez Companc SA, ADR..............        504
                                                    --------
                                                       1,023
                                                    --------
              BRAZIL -- 7.3%
     15,600   Brasil Telecom Participacoes SA,
                ADR++............................        611
     14,500   Companhia Brasileira de
                Distribuicao Grupo Pao de Acucar,
                ADR(a)...........................        451
     33,000   Companhia Paranaense de Energia-
                Copel, ADR.......................        274
     29,800   Companhia Vale do Rio Doce,
                ADR(a)...........................        733
      3,000   Embraer-Empresa Brasileira de
                Aeronautica SA, ADR..............        114
     10,000   Gerdau SA, ADR.....................         89
     13,300   Petroleo Brasileiro SA-"A", ADR....        289
     24,002   Tele Norte Leste Participacoes SA,
                ADR..............................        391
                                                    --------
                                                       2,952
                                                    --------
              GREECE -- 1.0%
     42,000   STET Hellas Telecommunications SA,
                ADR++............................        389
                                                    --------
              HONG KONG -- 4.5%
     27,000   Cheung Kong (Holdings) Ltd. .......        283
     45,500   China Mobile (Hong Kong) Ltd.,
                ADR++............................      1,001
     27,600   Hutchison Whampoa..................        288
    151,000   Shanghai Industrial Holdings
                Ltd.++...........................        246
                                                    --------
                                                       1,818
                                                    --------
              HUNGARY -- 2.7%
     12,500   Gedeon Richter, GDR................        644
     30,500   Matav, ADR.........................        445
                                                    --------
                                                       1,089
                                                    --------
              INDIA -- 6.7%
     93,400   ICICI Limited, ADR.................      1,097
     75,000   Mahanagar Telephone Nigam Ltd.,
                GDR..............................        426
     60,000   Reliance Industries Ltd., GDR......      1,057
     45,100   Satyam Infoway Ltd., ADR++(a)......        137
                                                    --------
                                                       2,717
                                                    --------
              ISRAEL -- 1.2%
     60,500   M-Systems Flash Disk Pioneers
                Ltd.++...........................        427
     63,000   Tioga Technologies Ltd.++..........         39
                                                    --------
                                                         466
                                                    --------
              MALAYSIA -- 2.8%
    595,000   AMMB Holdings Berhad...............        462
    140,000   Commerce Asset-Holding Berhad......        236
    190,000   Globetronics Technology Berhad.....        260
    180,000   Mesiniaga Berhad...................        190
                                                    --------
                                                       1,148
                                                    --------
              MEXICO -- 14.8%
    240,000   Alfa, SA...........................        359
    450,000   Carso Global Telecom, ADR++(a).....      1,625
     44,000   Consorcio ARA SA de CV, ADR++(+)...        551
    300,000   Grupo Bimbo SA de CV 'A'...........        430

                                                     VALUE
  SHARES                                             (000)
------------------------------------------------------------
              MEXICO -- (CONTINUED)
     72,000   Grupo Elektra SA de CV, GDR........   $    596
    335,000   Grupo Financiero Banamex Accival SA
                de CV 'O'........................        591
     40,000   Grupo IMSA SA de CV, ADR++.........        272
    194,000   Grupo Modelo SA de CV 'C'..........        457
     57,000   TV Azteca SA de CV, ADR............        422
     31,500   Wal-Mart de Mexico SA de CV,
                ADR++(a).........................        734
                                                    --------
                                                       6,037
                                                    --------
              POLAND -- 2.7%
     65,918   Polski Koncern Naftowy Orlen SA,
                GDR..............................        587
     10,000   Prokom Software SA, GDR............        117
     76,000   Telekomunikacja Polska SA, GDR.....        410
                                                    --------
                                                       1,114
                                                    --------
              RUSSIA -- 2.9%
    147,500   AO Tatneft, ADR(a).................      1,167
                                                    --------
              SOUTH AFRICA -- 5.7%
     15,000   Anglo American Platinum Corporation
                Ltd. ............................        502
     16,500   De Beers, Centenary Linked.........        628
    790,000   FirstRand Ltd. ....................        730
     26,724   Nedcor Ltd. .......................        454
                                                    --------
                                                       2,314
                                                    --------
              SOUTH KOREA -- 11.9%
     20,000   Ceratech Corporation...............        213
     89,000   Hyundai Electronics Industries
                Company Ltd.++...................        211
    119,000   Hyundai Motor Company Ltd.,
                GDR++............................        946
     40,000   LG Electronics Inc. ...............        371
      7,400   Samsung Electronics................      1,157
     56,100   Shinhan Bank, GDR..................        902
     67,560   SK Telecom Company Ltd., ADR.......      1,026
                                                    --------
                                                       4,826
                                                    --------
              TAIWAN -- 8.1%
    106,000   Acer Communications & Multimedia
                Inc., GDR++......................        713
     46,434   Advanced Semiconductor Engineering
                Inc., ADR++......................        211
         48   Asustek Computer Inc., GDR(+)++....          0
    143,000   Asustek Computer Inc., GDR.........        741
    100,000   Ritek Corporation++................        250
     51,052   Taiwan Semiconductor Manufacturing
                Company Ltd., ADR++(a)...........        996
     40,000   United Microelectronics
                Corporation, ADR++(a)............        374
                                                    --------
                                                       3,285
                                                    --------
              THAILAND -- 3.1%
     47,000   Advanced Info Service Public
                Company Ltd. (Foreign)...........        445
  1,524,000   Siam Commercial Bank Public Company
                Ltd. (Foreign)++.................        821
                                                    --------
                                                       1,266
                                                    --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

NATIONS FUNDS
Nations Emerging Markets Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                     VALUE
  SHARES                                             (000)
------------------------------------------------------------
              TURKEY -- 0.7%
  3,630,000   Haci Omer Sabanci Holding AS++.....   $     13
 93,460,000   Yapi ve Kredi Bankasi AS...........        261
                                                    --------
                                                         274
                                                    --------
              TOTAL COMMON STOCKS
                (Cost $39,941)...................     31,885
                                                    --------
              PREFERRED STOCKS -- 4.2%
              BRAZIL -- 4.2%
  2,370,000   Ambev Cia De Bebid, Preferred......        552
146,890,910   Banco Bradesco SA, Preferred.......        794
     16,150   Petroleo Brasileiro
                SA -- Petrobras, Preferred.......        350
                                                    --------
                                                       1,696
                                                    --------
              TOTAL PREFERRED STOCKS
                (Cost $2,416)....................      1,696
                                                    --------
              WARRANTS -- 0.1%
              BRAZIL -- 0.1%
     59,969   Ambev Cia De Bebid
                Expire 4/30/03...................         21
      4,990   Ambev Cia De Bebid
                Expire 4/30/03...................          1
                                                    --------
                                                          22
                                                    --------
              TOTAL WARRANTS
                (Cost $3)........................         22
                                                    --------
  SHARES
   (000)
-----------
              INVESTMENT COMPANIES -- 17.1%
      6,490   Nations Cash Reserves#.............      6,490
         51   Taiwan Index Fund..................        421
                                                    --------
              TOTAL INVESTMENT COMPANIES
                (Cost $6,969)....................      6,911
                                                    --------
              TOTAL INVESTMENTS
                (Cost $49,329*)...........  100.0%    40,514
                                                    --------
              OTHER ASSETS AND LIABILITIES
                (NET).....................    0.0%+
              Cash...............................   $    594
              Foreign currency (cost $646).......        645
              Receivable for Fund shares sold....      5,840
              Dividends receivable...............        143
              Collateral on securities loaned....     (6,490)
              Payable for Fund shares redeemed...        (19)
              Investment advisory fee payable....        (23)
              Administration fee payable.........         (7)
              Shareholder servicing and
                distribution fees payable........         (2)
              Payable for investment securities
                purchased........................       (591)
              Accrued Trustees' fees and
                expenses.........................        (22)
              Accrued expenses and other
                liabilities......................        (62)
                                                    --------
              TOTAL OTHER ASSETS AND
                LIABILITIES (NET)................          6
                                                    --------
              NET ASSETS..................  100.0%  $ 40,520
                                                    ========

  SHARES                                             VALUE
   (000)                                             (000)
------------------------------------------------------------
              NET ASSETS CONSIST OF:
              Net investment loss................   $    (49)
              Accumulated net realized loss on
                investment.......................    (19,287)
              Net unrealized depreciation of
                investment.......................     (8,819)
              Paid-in capital....................     68,675
                                                    --------
              NET ASSETS.........................   $ 40,520
                                                    ========
              PRIMARY A SHARES:
              Net asset value, offering and
                redemption price per share
                ($34,876,049 / 3,908,196 shares
                outstanding).....................      $8.92
                                                       -----
                                                       -----
              INVESTOR A SHARES:
              Net asset value and redemption
                price per share
                ($3,851,546 / 435,523 shares
                outstanding).....................      $8.84
                                                       -----
                                                       -----
              Maximum sales charge...............      5.75%
              Maximum offering price per share...      $9.38
              INVESTOR B SHARES:
              Net asset value and offering price
                per share+ ($1,727,615 / 200,430
                shares outstanding)..............      $8.62
                                                       -----
                                                       -----
              INVESTOR C SHARES:
              Net asset value and offering price
                per share+ ($64,781 / 7,526
                shares outstanding)..............      $8.61
                                                       -----
                                                       -----

---------------

 * Federal Income Tax Information: Net unrealized depreciation of $10,840 on investment securities was comprised of gross appreciation of $1,123 and gross depreciation of $11,963 for federal income tax purposes. At March 31, 2001, the aggregate cost of securities for federal income tax purposes was $51,354.

 (+) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 ++ Non-income producing security.

 + The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 + Amount represents less than 0.1%.

++ Amount represents less than $500.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. Represents cash collateral received from securities lending activity (Note
   8).

(a) All or a portion of security was on loan at March 31, 2001. The aggregate cost and market value of securities on loan at March 31, 2001 is $6,714 and $5,946, respectively.

ADR  --   American Depository Receipt
GDR  --   Global Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
Nations Emerging Markets Fund
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

At March 31, 2001, sector diversification was as follows:

                                                                % OF NET                VALUE
                   SECTOR DIVERSIFICATION                        ASSETS                 (000)
--------------------------------------------------------------------------------------------------
Common stocks:
Telecommunications services.................................         18.4%          $        7,482
Finance -- Miscellaneous....................................          8.0                    3,225
Commercial banking..........................................          7.7                    3,137
Semiconductors..............................................          6.5                    2,614
Metals and mining...........................................          4.6                    1,863
Department and discount stores..............................          4.4                    1,781
Diversified manufacturing...................................          4.2                    1,688
Diversified electronics.....................................          3.4                    1,375
Exploration and production..................................          2.9                    1,167
Automotive..................................................          2.3                      946
Real estate.................................................          2.1                      834
Pharmaceuticals.............................................          1.6                      644
Oil refining and marketing..................................          1.4                      587
Oil and gas.................................................          1.2                      504
Beverages...................................................          1.1                      457
Electronics.................................................          1.1                      463
Food products...............................................          1.1                      430
Computers and office equipment..............................          1.1                      427
Broadcasting and cable......................................          1.0                      422
Electrical Equipment........................................          0.9                      371
Other.......................................................          3.6                    1,468
                                                                ----------           -------------
TOTAL COMMON STOCKS.........................................         78.6                   31,885
PREFERRED STOCKS............................................          4.2                    1,696
WARRANTS....................................................          0.1                       22
INVESTMENT COMPANIES........................................         17.1                    6,911
                                                                ----------           -------------
TOTAL INVESTMENTS...........................................        100.0                   40,514
OTHER ASSETS AND LIABILITIES (NET)..........................          0.0+                       6
                                                                ----------           -------------
NET ASSETS..................................................        100.0%          $       40,520
                                                                ----------           -------------
                                                                ----------           -------------

---------------

+ Amount represents less than 0.1%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

NATIONS FUNDS
  STATEMENTS OF OPERATIONS
For the period ended March 31, 2001

                                                              INTERNATIONAL      INTERNATIONAL      INTERNATIONAL
                                                                  VALUE              EQUITY         OPPORTUNITIES(a)
                                                              ----------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $0, $0, $4
  and $59, respectively)..................................    $           --     $           --     $           33
Dividends allocated from Portfolio (Net of foreign
  withholding taxes of $3,038, $1,827, $0 and $0,
  respectively)+..........................................            32,283             16,453                 --
Interest..................................................                --                 --                 39
Interest allocated from Portfolio+........................             3,168              2,527                 --
Securities lending........................................                --                 --                  1
Securities lending allocated from Portfolio+..............             2,659                390                 --
Expenses allocated from Portfolio+........................           (12,273)            (8,800)                --
                                                              --------------     --------------     --------------
    Total investment income...............................            25,837             10,570                 73
                                                              --------------     --------------     --------------
EXPENSES:
Investment advisory fee...................................                --                 --                 37
Administration fee........................................             2,150              1,563                 10
Transfer agent fees.......................................               627                280                  5
Custodian fees............................................                --                 --                 24
Legal and audit fees......................................                67                 61                 51
Registration and filing fees..............................               278                123                 68
Trustees' fees and expenses...............................                17                 17                 12
Amortization of organization costs........................                --                 --                 --
Interest expense..........................................                --                 --                 --
Printing expense..........................................               142                 71                 72
Other.....................................................                --                 20                 10
                                                              --------------     --------------     --------------
    Subtotal..............................................             3,281              2,135                289
Shareholder servicing and distribution fees:
  Investor A Shares.......................................               711                107                  4
  Investor B Shares.......................................               696                268                 13
  Investor C Shares.......................................               264                 12                  6
                                                              --------------     --------------     --------------
    Total expenses........................................             4,952              2,522                312
Fees waived by investment advisor and/or administrator....            (1,265)                --               (220)
Fees reduced by credits allowed by the custodian..........                --                 --                 (1)
                                                              --------------     --------------     --------------
    Net expenses..........................................             3,687              2,522                 91
                                                              --------------     --------------     --------------
NET INVESTMENT INCOME/(LOSS)..............................            22,150              8,048                (18)
                                                              --------------     --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions...................................                --                 --             (1,777)
  Security transactions allocated from Portfolio+.........            34,032            (29,345)                --
  Foreign currencies and net other assets.................                --                 --                  9
  Foreign currencies and net other assets allocated from
    Portfolio+............................................               (40)              (639)                --
                                                              --------------     --------------     --------------
Net realized gain/(loss) on investments...................            33,992            (29,984)            (1,768)
                                                              --------------     --------------     --------------
Change in unrealized appreciation/(depreciation) of:
  Securities (Note 9).....................................                --                 --                 23
  Securities allocated from Portfolio (Note 9)+...........          (103,595)          (259,030)                --
  Foreign currencies and net other assets.................                --                 --                 (7)
  Foreign currencies and net other assets allocated from
    Portfolio+............................................                (4)                --                 --
                                                              --------------     --------------     --------------
Net change in unrealized appreciation/(depreciation) of
  investments.............................................          (103,599)          (259,030)                16
                                                              --------------     --------------     --------------
Net realized and unrealized gain/(loss) on investments....           (69,607)          (289,014)            (1,752)
                                                              --------------     --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS..............................................    $      (47,457)    $     (280,966)    $       (1,770)
                                                              ==============     ==============     ==============

                                                               EMERGING
                                                               MARKETS
                                                              -----------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $0, $0, $4
  and $59, respectively)..................................  $          490
Dividends allocated from Portfolio (Net of foreign
  withholding taxes of $3,038, $1,827, $0 and $0,
  respectively)+..........................................              --
Interest..................................................              91
Interest allocated from Portfolio+........................              --
Securities lending........................................              87
Securities lending allocated from Portfolio+..............              --
Expenses allocated from Portfolio+........................              --
                                                            --------------
    Total investment income...............................             668
                                                            --------------
EXPENSES:
Investment advisory fee...................................             476
Administration fee........................................             105
Transfer agent fees.......................................              15
Custodian fees............................................              36
Legal and audit fees......................................              56
Registration and filing fees..............................              42
Trustees' fees and expenses...............................              17
Amortization of organization costs........................               8
Interest expense..........................................              17
Printing expense..........................................              96
Other.....................................................              17
                                                            --------------
    Subtotal..............................................             885
Shareholder servicing and distribution fees:
  Investor A Shares.......................................               8
  Investor B Shares.......................................              24
  Investor C Shares.......................................               1
                                                            --------------
    Total expenses........................................             918
Fees waived by investment advisor and/or administrator....              (8)
Fees reduced by credits allowed by the custodian..........              --
                                                            --------------
    Net expenses..........................................             910
                                                            --------------
NET INVESTMENT INCOME/(LOSS)..............................            (242)
                                                            --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions...................................          (1,547)
  Security transactions allocated from Portfolio+.........              --
  Foreign currencies and net other assets.................             (80)
  Foreign currencies and net other assets allocated from
    Portfolio+............................................              --
                                                            --------------
Net realized gain/(loss) on investments...................          (1,627)
                                                            --------------
Change in unrealized appreciation/(depreciation) of:
  Securities (Note 9).....................................         (26,155)
  Securities allocated from Portfolio (Note 9)+...........              --
  Foreign currencies and net other assets.................              (4)
  Foreign currencies and net other assets allocated from
    Portfolio+............................................              --
                                                            --------------
Net change in unrealized appreciation/(depreciation) of
  investments.............................................         (26,159)
                                                            --------------
Net realized and unrealized gain/(loss) on investments....         (27,786)
                                                            --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS..............................................  $      (28,028)
                                                            ==============

---------------

 + Allocated from International Value Master Portfolio and International Equity
   Master Portfolio, respectively.

 (a) International Opportunities commenced operations on August 1, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  STATEMENTS OF CHANGES IN NET ASSETS

                                                                      INTERNATIONAL VALUE
                                                                --------------------------------
                                                                  YEAR ENDED        YEAR ENDED
                                                                   3/31/01          3/31/00(A)
                                                                --------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................    $       22,150    $        8,617
Net realized gain/(loss) on investments.....................                --             9,685#
Net realized gain/(loss) on investments allocated from
  Portfolio+................................................            33,992            63,807
Net change in unrealized appreciation/(depreciation) of
  investments...............................................                --              (979)#
Net change in unrealized appreciation/(depreciation) of
  investments allocated from Portfolio+.....................          (103,599)           38,439
                                                                --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations................................................           (47,457)          119,569
Distributions to shareholders from net investment income:
  Primary A Shares..........................................            (9,924)           (6,376)
  Primary B Shares..........................................                --                --
  Investor A Shares.........................................            (2,896)           (1,624)
  Investor B Shares.........................................              (484)             (268)
  Investor C Shares.........................................              (167)              (77)
Distributions to shareholders in excess of net investment
  income:
  Primary A Shares..........................................                --                --
  Primary B Shares..........................................                --                --
  Investor A Shares.........................................                --                --
  Investor B Shares.........................................                --                --
  Investor C Shares.........................................                --                --
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................           (47,333)           (8,649)
  Primary B Shares..........................................                --                --
  Investor A Shares.........................................           (15,320)           (2,023)
  Investor B Shares.........................................            (3,941)             (477)
  Investor C Shares.........................................            (1,209)             (138)
Distributions to shareholders in excess of net realized gain on investments:
  Primary A Shares..........................................                --                --
  Primary B Shares..........................................                --                --
  Investor A Shares.........................................                --                --
  Investor B Shares.........................................                --                --
  Investor C Shares.........................................                --                --
Net increase/(decrease) in net assets from Fund share
  transactions..............................................           923,753           599,041
                                                                --------------    --------------
Net increase/(decrease) in net assets.......................           795,022           698,978
NET ASSETS:
Beginning of period.........................................           851,962           152,984
                                                                --------------    --------------
End of period...............................................    $    1,646,984    $      851,962
                                                                ==============    ==============
Undistributed net investment income/(loss)/(distributions in
  excess of net investment income) at end of period.........    $        8,633    $           --
                                                                ==============    ==============

---------------

 # Amount represents results from operations prior to conversion to master-feeder structure.

 + Allocated from International Value Master Portfolio and International Equity
   Master Portfolio, respectively.

 (a) As of October 18, 1999 and October 8, 1999, respectively, International Value and International Equity converted to a master-feeder structure.

 (b) International Opportunities commenced operations on August 1, 2000.

  * Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 38

NATIONS FUNDS

         INTERNATIONAL EQUITY         INTERNATIONAL OPPORTUNITIES          EMERGING MARKETS
    -------------------------------    ------------------------     -------------------------------
      YEAR ENDED       YEAR ENDED         PERIOD ENDED                YEAR ENDED       YEAR ENDED
       3/31/01         3/31/00(a)          3/31/01(b)                  3/31/01          3/31/00
---------------------------------------------------------------------------------------------------
    $        8,048   $        5,228         $          (18)         $         (242)  $         (153)
                --           99,696#                (1,768)                 (1,627)           3,874
           (29,984)          90,176                     --                      --               --
                --          (20,613)#                   16                 (26,159)          18,776
          (259,030)         104,091                     --                      --               --
    --------------   --------------         --------------          --------------   --------------
          (280,966)         278,578                 (1,770)                (28,028)          22,497
            (6,672)          (3,424)                    --                     (79)             (11)
                --               --                     --                      --               --
              (230)             (85)                    --                      (6)              --
              (137)             (52)                    --                      --               --
                (4)              (5)                    --                      --               --
                --               --                     --                     (18)              --
                --               --                     --                      --               --
                --               --                     --                      (1)              --
                --               --                     --                      --               --
                --               --                     --                      --               --
           (53,837)        (112,315)                    --                      --               --
                --*              --                     --                      --               --
            (1,868)          (4,362)                    --                      --               --
            (2,011)          (4,558)                    --                      --               --
               (68)            (143)                    --                      --               --
            (7,943)              --                     --                      --               --
                --*              --                     --                      --               --
              (275)              --                     --                      --               --
              (297)              --                     --                      --               --
               (10)              --                     --                      --               --
           204,671            3,532                  9,049                   5,743           16,119
    --------------   --------------         --------------          --------------   --------------
          (149,647)         157,166                  7,279                 (22,389)          38,605
           942,902          785,736                     --                  62,909           24,304
    --------------   --------------         --------------          --------------   --------------
    $      793,255   $      942,902         $        7,279          $       40,520   $       62,909
    ==============   ==============         ==============          ==============   ==============
    $      (10,231)  $       (4,213)        $           --          $          (49)  $         (240)
    ==============   ==============         ==============          ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  SCHEDULES OF CAPITAL STOCK ACTIVITY

                                                                            INTERNATIONAL VALUE
                                                                   YEAR ENDED                 YEAR ENDED
                                                                 MARCH 31, 2001             MARCH 31, 2000
                                                              ---------------------      --------------------
                                                              SHARES      DOLLARS        SHARES      DOLLARS
                                                              -----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   46,622    $  863,368       25,792    $ 444,906
  Issued as reinvestment of dividends.......................    1,731        30,888          541        9,269
  Redeemed..................................................  (13,064)     (241,191)      (4,223)     (71,784)
                                                              -------    ----------      -------    ---------
  Net increase/(decrease)...................................   35,289    $  653,065       22,110    $ 382,391
                                                              =======    ==========      =======    =========
INVESTOR A SHARES:
  Sold......................................................   56,747    $1,051,494       29,999    $ 523,613
  Issued as reinvestment of dividends.......................      763        13,561          196        3,460
  Redeemed..................................................  (46,965)     (869,653)     (20,662)    (365,045)
                                                              -------    ----------      -------    ---------
  Net increase/(decrease)...................................   10,545    $  195,402        9,533    $ 162,028
                                                              =======    ==========      =======    =========
INVESTOR B SHARES:
  Sold......................................................    2,235    $   41,136        2,544    $  44,056
  Issued as reinvestment of dividends.......................      227         3,980           40          704
  Redeemed..................................................     (473)       (8,581)        (147)      (2,533)
                                                              -------    ----------      -------    ---------
  Net increase/(decrease)...................................    1,989    $   36,535        2,437    $  42,227
                                                              =======    ==========      =======    =========
INVESTOR C SHARES:
  Sold......................................................    2,267    $   41,438          745    $  12,799
  Issued as reinvestment of dividends.......................       62         1,094           11          182
  Redeemed..................................................     (208)       (3,781)         (33)        (586)
                                                              -------    ----------      -------    ---------
  Net increase/(decrease)...................................    2,121    $   38,751          723    $  12,395
                                                              =======    ==========      =======    =========
  Total net increase/(decrease).............................   49,944    $  923,753       34,803    $ 599,041
                                                              =======    ==========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 40

NATIONS FUNDS

                                                                            INTERNATIONAL EQUITY
                                                                    YEAR ENDED                  YEAR ENDED
                                                                  MARCH 31, 2001              MARCH 31, 2000
                                                              -----------------------      --------------------
                                                               SHARES       DOLLARS        SHARES      DOLLARS
                                                              -------------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   119,548    $ 1,587,180       15,671    $ 202,540
  Issued in exchange for:
    Assets of Boatmen's Trust Company International Equity
      Fund (Master Trust Note 7)............................     2,048         29,129           --           --
    Primary A Shares of Nations International Growth Fund
      (Master Trust Note 7).................................     1,260         17,669           --           --
  Issued as reinvestment of dividends.......................     2,495         34,578        1,405       56,983
  Redeemed..................................................  (111,981)    (1,479,456)     (17,980)    (272,131)
                                                              --------    -----------      -------    ---------
  Net increase/(decrease)...................................    13,370    $   189,100         (904)   $ (12,608)
                                                              ========    ===========      =======    =========
INVESTOR A SHARES:
  Sold......................................................   106,860    $ 1,413,885       53,789    $ 802,774
  Issued in exchange for:
    Investor A Shares of Nations International Growth Fund
      (Master Trust Note 7).................................     1,309         18,066           --           --
    A Shares of Pacific Horizon International Equity Fund
      (Note 10).............................................        --             --        3,095       41,876
  Issued as reinvestment of dividends.......................       117          1,593           44        2,789
  Redeemed..................................................  (106,625)    (1,419,696)     (55,232)    (830,083)
                                                              --------    -----------      -------    ---------
  Net increase/(decrease)...................................     1,661    $    13,848        1,696    $  17,356
                                                              ========    ===========      =======    =========
INVESTOR B SHARES:
  Sold......................................................       854    $    11,428          311    $   1,322
  Issued in exchange for:
    Investor B Shares of Nations International Growth Fund
      (Master Trust Note 7).................................       144          1,921           --           --
    B Shares of Pacific Horizon International Equity Fund
      (Note 10).............................................        --             --           29          389
  Issued as reinvestment of dividends.......................       172          2,294          112        4,442
  Redeemed..................................................    (1,202)       (14,802)        (511)      (7,354)
                                                              --------    -----------      -------    ---------
  Net increase/(decrease)...................................       (32)   $       841          (59)   $  (1,201)
                                                              ========    ===========      =======    =========
INVESTOR C SHARES:
  Sold......................................................       506    $     6,177           53    $     616
  Issued in exchange for:
    Investor C Shares of Nations International Growth Fund
      (Master Trust Note 7).................................        30            392           --           --
    K Shares of Pacific Horizon International Equity Fund
      (Note 10).............................................        --             --           62          808
  Issued as reinvestment of dividends.......................         6             81            3          193
  Redeemed..................................................      (492)        (5,768)        (116)      (1,632)
                                                              --------    -----------      -------    ---------
  Net increase/(decrease)...................................        50    $       882            2    $     (15)
                                                              ========    ===========      =======    =========
  Total net increase/(decrease).............................    15,049    $   204,671          735    $   3,532
                                                              ========    ===========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                INTERNATIONAL
                                                                OPPORTUNITIES
                                                                PERIOD ENDED
                                                               MARCH 31, 2001
                                                              -----------------
                                                              SHARES    DOLLARS
                                                              -----------------
(IN THOUSANDS)
PRIMARY A SHARES:+
  Sold......................................................    189     $ 1,855
  Issued as reinvestment of dividends.......................     --          --
  Redeemed..................................................     (5)        (43)
                                                               ----     -------
  Net increase/(decrease)...................................    184     $ 1,812
                                                               ====     =======
INVESTOR A SHARES:+
  Sold......................................................    524     $ 5,045
  Issued as reinvestment of dividends.......................     --          --
  Redeemed..................................................   (175)     (1,586)
                                                               ----     -------
  Net increase/(decrease)...................................    349     $ 3,459
                                                               ====     =======
INVESTOR B SHARES:+
  Sold......................................................    272     $ 2,713
  Issued as reinvestment of dividends.......................     --          --
  Redeemed..................................................    (18)       (153)
                                                               ----     -------
  Net increase/(decrease)...................................    254     $ 2,560
                                                               ====     =======
INVESTOR C SHARES:+
  Sold......................................................    139     $ 1,376
  Issued as reinvestment of dividends.......................     --          --
  Redeemed..................................................    (17)       (158)
                                                               ----     -------
  Net increase/(decrease)...................................    122     $ 1,218
                                                               ====     =======
  Total net increase/(decrease).............................    909     $ 9,049
                                                               ====     =======

---------------

+ International Opportunities Primary A, Investor A, Investor B and Investor C
  Shares commenced operations on August 1, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 42

NATIONS FUNDS

                                                                           EMERGING MARKETS
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2001          MARCH 31, 2000
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   4,079    $ 44,819       1,968    $ 26,549
  Issued as reinvestment of dividends.......................       1           6          --*         --*
  Redeemed..................................................  (3,739)    (40,979)     (1,065)    (11,604)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     341    $  3,846         903    $ 14,945
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................   1,719    $ 19,992       1,238    $ 15,527
  Issued as reinvestment of dividends.......................       1           7          --          --
  Redeemed..................................................  (1,482)    (17,808)     (1,158)    (14,764)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     238    $  2,191          80    $    763
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................      27    $    304          66    $    878
  Issued as reinvestment of dividends.......................      --          --          --          --
  Redeemed..................................................     (53)       (594)        (37)       (429)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     (26)   $   (290)         29    $    449
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................       5    $     46           6    $     83
  Issued as reinvestment of dividends.......................      --          --          --          --
  Redeemed..................................................      (5)        (50)         (9)       (121)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      --*   $     (4)         (3)   $    (38)
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................     553    $  5,743       1,009    $ 16,119
                                                              ======    ========      ======    ========

---------------

* Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period.

                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET     IN EXCESS OF
                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT   NET INVESTMENT
                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME         INCOME
                            ------------------------------------------------------------------------------------------
INTERNATIONAL VALUE:
PRIMARY A SHARES*
Year ended 3/31/2001......   $18.78         $0.32           $(0.39)          $(0.07)         $(0.21)        $   --
Year ended 3/31/2000#.....    14.45          0.37             4.73             5.10           (0.28)            --
Period ended 3/31/1999#...  15.53..          0.16             0.28             0.44           (0.18)            --
Period ended 5/15/1998....    13.17          0.09             2.56             2.65              --             --
Year ended 11/30/1997.....    11.29          0.09             1.91             2.00           (0.09)         (0.01)
Period ended
  11/30/1996**............    10.00          0.06             1.29             1.35           (0.06)            --
INVESTOR A SHARES*
Year ended 3/31/2001......   $18.77         $0.27           $(0.39)          $(0.12)         $(0.19)        $   --
Year ended 3/31/2000#.....    14.43          0.36             4.72             5.08           (0.25)            --
Period ended 3/31/1999#...    15.44          0.14             0.36             0.50           (0.17)            --
Period ended 5/15/1998....    13.13          0.08             2.52             2.60              --             --
Year ended 11/30/1997.....    11.29          0.01             1.91             1.92           (0.01)         (0.05)
Period ended
  11/30/1996**............    10.00          0.04             1.31             1.35           (0.04)            --
INVESTOR B SHARES
Year ended 3/31/2001......   $18.64         $0.16           $(0.40)          $(0.24)         $(0.13)            --
Year ended 3/31/2000#.....    14.40          0.22             4.66             4.88           (0.15)            --
Period ended
  3/31/1999***#...........    14.33          0.06             0.76       0.82......           (0.13)            --
INVESTOR C SHARES
Year ended 3/31/2001......   $18.65         $0.16           $(0.41)          $(0.25)         $(0.13)            --
Year ended 3/31/2000#.....    14.41          0.21             4.69             4.90           (0.17)            --
Period ended
  3/31/1999***#...........    13.33          0.06             1.77             1.83           (0.13)            --

                            DISTRIBUTIONS
                              FROM NET
                              REALIZED
                                GAINS
                            -------------
INTERNATIONAL VALUE:
PRIMARY A SHARES*
Year ended 3/31/2001......     $(1.20)
Year ended 3/31/2000#.....      (0.49)
Period ended 3/31/1999#...      (1.34)
Period ended 5/15/1998....      (0.29)
Year ended 11/30/1997.....      (0.02)
Period ended
  11/30/1996**............         --
INVESTOR A SHARES*
Year ended 3/31/2001......     $(1.20)
Year ended 3/31/2000#.....      (0.49)
Period ended 3/31/1999#...      (1.34)
Period ended 5/15/1998....      (0.29)
Year ended 11/30/1997.....      (0.02)
Period ended
  11/30/1996**............      (0.02)
INVESTOR B SHARES
Year ended 3/31/2001......     $(1.20)
Year ended 3/31/2000#.....      (0.49)
Period ended
  3/31/1999***#...........      (0.62)
INVESTOR C SHARES
Year ended 3/31/2001......     $(1.20)
Year ended 3/31/2000#.....      (0.49)
Period ended
  3/31/1999***#...........      (0.62)

---------------

  + Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  * The financial information for the fiscal periods through May 22, 1998 reflect the financial information for the Emerald International Equity Fund Institutional and Retail Shares, which were reorganized into the International Value Primary A and Investor A Shares, respectively, as of May 22, 1998.

 ** International Value Primary A and Investor A Shares commenced operations on
    December 27, 1995.

 *** International Value Investor B and Investor C Shares commenced operations on May 22, 1998 and June 15, 1998, respectively.

  # Per share net investment income has been calculated using the monthly average shares method.

 ### Amount represents results prior to conversion to a master-feeder structure.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 44

NATIONS FUNDS

                                                                                                     WITHOUT WAIVERS
                                                                                                     AND/OR EXPENSE
                                                                                                     REIMBURSEMENTS
                                                                                                     ---------------
                                                         RATIO OF         RATIO OF                      RATIO OF
    TOTAL                                  NET ASSETS    OPERATING     NET INVESTMENT                   OPERATING
  DIVIDENDS       NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND            VALUE        TOTAL       PERIOD     AVERAGE NET     AVERAGE NET      TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)        ASSETS           ASSETS          RATE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------
   $(1.41)         $17.30        (0.50)%   $1,163,899        1.13%          1.89%           --              1.23%
    (0.77)          18.78        36.03        600,589        1.24(a)        2.11            12%###          1.34(a)
    (1.52)          14.45         1.48        142,546        1.30+          1.36+           44              1.39+
    (0.29)          15.53        20.54        119,412        1.25+          2.06+           88              1.26+
    (0.12)          13.17        17.75         54,277        1.21           0.89            29              1.21
    (0.06)          11.29        13.47         17,528        0.00+          0.00+           50              3.46+
   $(1.39)         $17.26        (0.72)%   $  353,646        1.38%          1.64%           --              1.48%
    (0.74)          18.77        35.86        186,649        1.49(a)        1.86            12%###          1.59(a)
    (1.51)          14.43         1.75          5,960        1.55+          1.11+           44              1.64+
    (0.29)          15.44        20.22          5,128        1.81+          1.21+           88              1.82+
    (0.08)          13.13        17.11          4,259        1.73           0.26            29              1.93
    (0.06)          11.29        13.54            115        0.00+          1.83+           50             57.40+
   $(1.33)         $17.07        (1.42)%   $   80,655        2.13%          0.89%           --              2.23%
    (0.64)          18.64        34.51         50,999        2.24(a)        1.11            12%###          2.34(a)
    (0.75)          14.40         1.25%         4,296        2.30+          0.36+           44              2.39+
   $(1.33)         $17.07        (1.45)%   $   48,784        2.13%          0.89%           --              2.23%
    (0.66)          18.65        34.64         13,725        2.24(a)        1.11            12%###          2.34(a)
    (0.75)          14.41         3.98            182        2.30+          0.36+           44              2.39+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  FINANCIAL HIGHLIGHTS  (CONTINUED)
For a share outstanding throughout each year.

                             NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                               VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET     IN EXCESS OF
                             BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT   NET INVESTMENT
                              OF YEAR    INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME         INCOME
                             ------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY:
PRIMARY A SHARES
Year ended 3/31/2001#......   $16.74        $ 0.12           $(4.47)          $(4.35)         $(0.11)        $   --
Year ended 3/31/2000#......    14.12          0.10             4.91             5.01           (0.06)            --
Year ended 3/31/1999#......    14.81          0.11             0.39             0.50           (0.12)            --
Year ended 3/31/1998#......    13.13          0.11             1.95             2.06           (0.17)         (0.05)
Year ended 3/31/1997#......    13.50          0.08             0.11             0.19           (0.11)         (0.00)##
INVESTOR A SHARES
Year ended 3/31/2001#......   $16.51        $ 0.07           $(4.38)          $(4.31)         $(0.09)        $   --
Year ended 3/31/2000#......    13.97          0.06             4.86             4.92           (0.05)            --
Year ended 3/31/1999#......    14.67          0.08             0.40             0.48           (0.11)            --
Year ended 3/31/1998#......    13.01          0.07             1.94             2.01           (0.15)         (0.04)
Year ended 3/31/1997#......    13.39          0.05             0.11             0.16           (0.09)         (0.00)##
INVESTOR B SHARES
Year ended 3/31/2001#......   $16.06        $ 0.00           $(4.27)          $(4.27)         $(0.07)        $   --
Year ended 3/31/2000#......    13.75         (0.05)            4.72             4.67           (0.03)            --
Year ended 3/31/1999#......    14.56         (0.03)            0.38             0.35           (0.09)            --
Year ended 3/31/1998#......    12.83         (0.03)            1.92             1.89              --             --
Year ended 3/31/1997#......    13.27         (0.05)            0.10             0.05           (0.04)         (0.00)##
INVESTOR C SHARES
Year ended 3/31/2001#......   $15.72        $(0.02)          $(4.17)          $(4.19)         $(0.07)        $   --
Year ended 3/31/2000#......    13.52         (0.03)            4.60             4.57           (0.04)            --
Year ended 3/31/1999#......    14.34         (0.03)            0.37             0.34           (0.09)            --
Year ended 3/31/1998#......    12.74         (0.01)            1.89             1.88           (0.10)         (0.02)
Year ended 3/31/1997#......    13.13          0.02             0.10             0.12           (0.06)         (0.00)##

                             DISTRIBUTIONS
                               FROM NET
                               REALIZED
                                 GAINS
                             -------------
INTERNATIONAL EQUITY:
PRIMARY A SHARES
Year ended 3/31/2001#......     $(1.01)
Year ended 3/31/2000#......      (2.33)
Year ended 3/31/1999#......      (1.07)
Year ended 3/31/1998#......      (0.16)
Year ended 3/31/1997#......      (0.42)
INVESTOR A SHARES
Year ended 3/31/2001#......     $(1.01)
Year ended 3/31/2000#......      (2.33)
Year ended 3/31/1999#......      (1.07)
Year ended 3/31/1998#......      (0.16)
Year ended 3/31/1997#......      (0.42)
INVESTOR B SHARES
Year ended 3/31/2001#......     $(1.01)
Year ended 3/31/2000#......      (2.33)
Year ended 3/31/1999#......      (1.07)
Year ended 3/31/1998#......      (0.16)
Year ended 3/31/1997#......      (0.42)
INVESTOR C SHARES
Year ended 3/31/2001#......     $(1.01)
Year ended 3/31/2000#......      (2.33)
Year ended 3/31/1999#......      (1.07)
Year ended 3/31/1998#......      (0.16)
Year ended 3/31/1997#......      (0.42)

---------------

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  # Per share net investment income/(loss) has been calculated using the monthly average shares method.

 ## Amount represents less than $0.01 per share.

 ### Amount represents results prior to conversion to a master-feeder structure.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 46

NATIONS FUNDS

                                                                                                                   WITHOUT WAIVERS
                                                                                                                   AND/OR EXPENSE
                                                                                                                   REIMBURSEMENTS
                                                                                                                   ---------------
                                                                       RATIO OF         RATIO OF                      RATIO OF
DISTRIBUTIONS       TOTAL                                NET ASSETS    OPERATING     NET INVESTMENT                   OPERATING
IN EXCESS OF      DIVIDENDS      NET ASSET                 END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
NET REALIZED         AND           VALUE       TOTAL        YEAR      AVERAGE NET     AVERAGE NET      TURNOVER        AVERAGE
    GAINS       DISTRIBUTIONS   END OF YEAR   RETURN++     (000)        ASSETS           ASSETS          RATE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
   $(0.15)         $(1.27)        $11.12       (27.40)%   $724,572       1.15%            0.89%            --           1.16%
       --           (2.39)         16.74        39.85      866,731       1.14             0.69            129%###       1.18
       --           (1.19)         14.12         3.68      743,861       1.13             0.79            146           1.13
       --           (0.38)         14.81        16.06      885,329       1.14             0.76             64           1.14
    (0.03)          (0.56)         13.13         1.32      976,855       1.16             0.62             36           1.16
   $(0.15)         $(1.25)        $10.95       (27.54)%   $ 46,770       1.40%            0.64%            --           1.41%
       --           (2.38)         16.51        39.54       43,111       1.39             0.44            129%###       1.43
       --           (1.18)         13.97         3.59       12,785       1.38             0.54            146           1.38
       --           (0.35)         14.67        15.77       13,477       1.39             0.51             64           1.39
    (0.03)          (0.54)         13.01         1.08        9,443       1.41             0.37             36           1.41
   $(0.15)         $(1.23)        $10.56       (28.11)%   $ 20,747       2.15%           (0.11)%           --           2.16%
       --           (2.36)         16.06        38.14       32,073       2.14            (0.31)           129%###       2.18
       --           (1.16)         13.75         2.65       28,266       2.13            (0.21)           146           2.13
       --           (0.16)         14.56        14.93       34,119       2.14            (0.24)            64           2.14
    (0.03)          (0.49)         12.83         0.28       36,698       2.16            (0.38)            36           2.16
   $(0.15)         $(1.23)        $10.30       (28.22)%   $  1,166       2.15%           (0.11)%           --           2.16%
       --           (2.37)         15.72        38.12          987       2.14            (0.31)           129%###       2.18
       --           (1.16)         13.52         2.63          824       2.13            (0.21)           146           2.13
       --           (0.28)         14.34        15.05          933       1.97            (0.07)            64           1.97
    (0.03)          (0.51)         12.74         0.77          988       1.66             0.12             36           1.66

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                                          NET ASSET                      NET REALIZED      NET INCREASE/
                                                            VALUE           NET         AND UNREALIZED     (DECREASE) IN
                                                          BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE
                                                          OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS
                                                          ---------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES
PRIMARY A SHARES
Period ended 3/31/2001#*................................   $10.00         $ 0.00##          $(1.97)           $(1.97)
INVESTOR A SHARES
Period ended 3/31/2001#*................................   $10.00         $(0.01)           $(1.98)           $(1.99)
INVESTOR B SHARES
Period ended 3/31/2001#*................................   $10.00         $(0.08)           $(1.95)           $(2.03)
INVESTOR C SHARES
Period ended 3/31/2001#*................................   $10.00         $(0.09)           $(1.94)           $(2.03)

---------------

 + Annualized

 ++ Total return represents aggregate Total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 * International Opportunities Primary A, Investor A, Investor B and Investor C Shares commenced operations on August 1, 2000.

 # Per share net investment income/(loss) has been calculated using the monthly average shares method.

 ## Amount represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 48

NATIONS FUNDS

                                                                                     WITHOUT WAIVERS
                                                                                     AND/OR EXPENSE
                                                                                     REIMBURSEMENTS
                                                                                     ---------------
                                         RATIO OF         RATIO OF                      RATIO OF
                           NET ASSETS    OPERATING     NET INVESTMENT                   OPERATING
  NET ASSET                  END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
    VALUE        TOTAL       PERIOD     AVERAGE NET     AVERAGE NET      TURNOVER        AVERAGE
END OF PERIOD   RETURN++     (000)        ASSETS           ASSETS          RATE        NET ASSETS
----------------------------------------------------------------------------------------------------
    $8.03        (19.70)%    $1,477        1.47%+           0.12%+          442%          6.28%+
    $8.01        (19.90)%    $2,797        1.72%+          (0.13)%+         442%          6.53%+
    $7.97        (20.30)%    $2,031        2.47%+          (0.88)%+         442%          7.28%+
    $7.97        (20.30)%    $  974        2.47%+          (0.88)%+         442%          7.28%+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET     IN EXCESS OF
                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT   NET INVESTMENT
                             OF YEAR    INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME         INCOME
                            ------------------------------------------------------------------------------------------
EMERGING MARKETS:
PRIMARY A SHARES
Year ended 3/31/2001#.....   $15.76        $(0.05)          $(6.76)          $(6.81)         $(0.02)        $(0.01)
Year ended 3/31/2000#.....     8.14         (0.05)            7.68             7.63           (0.01)            --
Year ended 3/31/1999#.....    10.60          0.14            (2.53)           (2.39)          (0.07)            --
Year ended 3/31/1998#.....    11.41          0.04            (0.76)           (0.72)          (0.09)            --
Year ended 3/31/1997#.....    10.34          0.01             1.21             1.22           (0.02)         (0.07)
INVESTOR A SHARES
Year ended 3/31/2001#.....   $15.65        $(0.04)          $(6.75)          $(6.79)         $(0.02)        $(0.00)##
Year ended 3/31/2000#.....     8.09         (0.09)            7.65             7.56              --             --
Year ended 3/31/1999#.....    10.57          0.10            (2.52)           (2.42)          (0.06)            --
Year ended 3/31/1998#.....    11.39          0.01            (0.75)           (0.74)          (0.08)            --
Year ended 3/31/1997#.....    10.32         (0.01)            1.21             1.20           (0.02)         (0.05)
INVESTOR B SHARES
Year ended 3/31/2001#.....   $15.32        $(0.17)          $(6.53)          $(6.70)         $   --         $   --
Year ended 3/31/2000#.....     7.99         (0.16)            7.49             7.33              --             --
Year ended 3/31/1999#.....    10.49          0.05            (2.50)           (2.45)          (0.05)            --
Year ended 3/31/1998#.....    11.31         (0.07)           (0.75)           (0.82)             --             --
Year ended 3/31/1997#.....    10.26         (0.09)            1.20             1.11              --             --
INVESTOR C SHARES
Year ended 3/31/2001#.....   $15.31        $(0.16)          $(6.54)          $(6.70)         $   --         $   --
Year ended 3/31/2000#.....     7.98         (0.14)            7.47             7.33              --             --
Year ended 3/31/1999#.....    10.47          0.05            (2.49)           (2.44)          (0.05)            --
Year ended 3/31/1998#.....    11.34         (0.05)           (0.75)           (0.80)          (0.07)            --
Year ended 3/31/1997#.....    10.27         (0.04)            1.20             1.16           (0.01)         (0.02)

                            DISTRIBUTIONS
                              FROM NET
                              REALIZED
                                GAINS
                            -------------
EMERGING MARKETS:
PRIMARY A SHARES
Year ended 3/31/2001#.....     $   --
Year ended 3/31/2000#.....         --
Year ended 3/31/1999#.....         --
Year ended 3/31/1998#.....         --
Year ended 3/31/1997#.....      (0.06)
INVESTOR A SHARES
Year ended 3/31/2001#.....     $   --
Year ended 3/31/2000#.....         --
Year ended 3/31/1999#.....         --
Year ended 3/31/1998#.....         --
Year ended 3/31/1997#.....      (0.06)
INVESTOR B SHARES
Year ended 3/31/2001#.....     $   --
Year ended 3/31/2000#.....         --
Year ended 3/31/1999#.....         --
Year ended 3/31/1998#.....         --
Year ended 3/31/1997#.....      (0.06)
INVESTOR C SHARES
Year ended 3/31/2001#.....     $   --
Year ended 3/31/2000#.....         --
Year ended 3/31/1999#.....         --
Year ended 3/31/1998#.....         --
Year ended 3/31/1997#.....      (0.06)

---------------

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income/(loss) has been calculated using the monthly average shares method.

 ## Amount represents less than $0.01 per share.

 (a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 50

NATIONS FUNDS

                                                                                                                  WITHOUT WAIVERS
                                                                    RATIO OF NET                                  AND/OR EXPENSE
                                                                     OPERATING                                    REIMBURSEMENTS
                                                                      EXPENSES                                    ---------------
                                                       RATIO OF      INCLUDING         RATIO OF                      RATIO OF
    TOTAL                                NET ASSETS    OPERATING      INTEREST      NET INVESTMENT                   OPERATING
  DIVIDENDS      NET ASSET                 END OF     EXPENSES TO     EXPENSE      INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND           VALUE       TOTAL        YEAR      AVERAGE NET    TO AVERAGE      AVERAGE NET      TURNOVER        AVERAGE
DISTRIBUTIONS   END OF YEAR   RETURN++     (000)        ASSETS       NET ASSETS         ASSETS          RATE        NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
   $(0.03)        $ 8.92       (43.21)%   $34,876        1.80%          1.84%           (0.40)%          97%           1.86%
    (0.01)         15.76        93.71      56,234        1.90           1.91            (0.40)           61            2.54
    (0.07)          8.14       (22.60)     21,689        1.78(a)            (b)          1.66            71            1.98(a)
    (0.09)         10.60        (6.39)     73,797        1.57             --             0.36            63            1.57
    (0.15)         11.41        11.97      76,483        1.74             --             0.13            31            1.74
   $(0.02)        $ 8.84       (43.38)%   $ 3,851        2.05%          2.09%           (0.65)%          97%           2.11%
       --          15.65        93.33       3,087        2.15           2.16            (0.65)           61            2.79
    (0.06)          8.09       (22.90)        951        2.03(a)            (b)          1.41            71            2.23(a)
    (0.08)         10.57        (6.60)        652        1.82             --             0.11            63            1.82
    (0.13)         11.39        11.74         894        1.99             --            (0.12)           31            1.99
   $   --         $ 8.62       (43.73)%   $ 1,728        2.80%          2.84%           (1.40)%          97%           2.86%
       --          15.32        91.74       3,468        2.90           2.91            (1.40)           61            3.54
    (0.05)          7.99       (23.42)      1,579        2.78(a)            (b)          0.66            71            2.98(a)
       --          10.49        (7.25)      1,247        2.57             --            (0.64)           63            2.57
    (0.06)         11.31        10.88       1,499        2.74             --            (0.87)           31            2.74
   $   --         $ 8.61       (43.73)%   $    65        2.80%          2.84%           (1.40)%          97%           2.86%
       --          15.31        91.73         120        2.90           2.91            (1.40)           61            3.54
    (0.05)          7.98       (23.37)         86        2.78(a)            (b)          0.66            71            2.98(a)
    (0.07)         10.47        (7.17)        293        2.40             --            (0.47)           63            2.40
    (0.09)         11.34        11.34         226        2.24             --            (0.37)           31            2.24

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS
  NOTES TO FINANCIAL STATEMENTS

Nations Reserves ("Reserves") and Nations Funds Trust ("Funds Trust") are each registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 2001, Reserves offered sixteen separate portfolios and Funds Trust offered five separate portfolios. These financial statements pertain only to the international stock portfolios of Reserves and Funds Trust: International Value Fund, International Equity Fund, International Opportunities Fund and Emerging Markets Fund (each a "Fund" and collectively, the "Funds"). Financial statements for the other portfolios of Reserves and Funds Trust are presented under separate cover. The Funds currently offer four classes of shares: Primary A Shares, Investor A Shares, Investor B Shares and Investor C Shares. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

International Value Fund and International Equity Fund (the "Feeder Funds") seek to achieve their investment objectives by investing substantially all of their assets in International Value Master Portfolio and International Equity Master Portfolio, respectively (the "Master Portfolios"), each a series of Nations Master Investment Trust (the "Master Trust"), another open-end management investment company in the Nations Funds family. The Master Portfolios each have the same investment objective as that of its corresponding Feeder Fund. The values of the Feeder Funds' investments in the respective Master Portfolios included in the Statements of net assets reflect the Feeder Funds' proportionate beneficial interests in the net assets of the respective Master Portfolios (91.9% for International Value Master Portfolio and 99.8% for International Equity Master Portfolio at March 31, 2001). The financial statements of the Master Portfolios, including their schedules of investments, are included elsewhere within this report and should be read in conjunction with the Feeder Funds' financial statements. Other funds not registered under the 1940 Act managed by Banc of America Advisors, Inc. ("BAAI"), whose financial statements are not presented here, also invest in the Master Portfolios.

On August 1, 2000, the International Opportunities Fund commenced operations in a master-feeder structure. The Fund seeks to achieve its investment objective by investing substantially all of its assets in International Opportunities Master Portfolio of the Master Trust, which has the same investment objective as the Fund. Because the value of the Fund's investment in the International Opportunities Master Portfolio represented substantially all of the beneficial interest in the International Opportunities Master Portfolio for the period August 2, 2000 through March 31, 2001, financial statements of the International Opportunities Master Portfolio have not been prepared and references in this report to International Opportunities Fund should be read to include references to the corresponding Master Portfolio.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities valuation: Securities traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded only over-the-counter are valued at the last sale price, or if no sale occurred on such day, at the mean of the current bid and asked prices. Debt securities are generally valued by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and general market conditions. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value.

The valuation of each Feeder Fund's investment in its corresponding Master Portfolio is based on the reported net asset value of that Master Portfolio. The Master Portfolios use valuation policies consistent with those described above.

Futures contracts: All Funds may invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin."

NATIONS FUNDS

Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, and the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Foreign currency exchanges: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are exchanged into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are exchanged on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, each Fund may enter into forward currency exchange contracts only under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Funds from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of net assets. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

The Feeder Funds record their share of the investment income and realized and unrealized gains and losses reported by the Master Portfolios on a daily basis. The investment income and realized and unrealized gains and losses are allocated daily to investors in the Master Portfolios based upon the relative value of their investments in the Master Portfolios.

NATIONS FUNDS

Dividends and distributions to shareholders: Distributions from net investment income, if any, are declared and paid each calendar quarter for all Funds except International Value, which declares and pays distributions annually. Each Fund will distribute net realized capital gains (including net short-term capital gains), if any, at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Certain reclassifications are made to each Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. These reclassifications are due to different book and tax accounting for foreign currency, dividend reclassifications, investments in passive foreign investment companies and use of the tax accounting practice known as equalization.

Reclassifications for the year ended March 31, 2001 were as follows:

                                            INCREASE/
                                           (DECREASE)      INCREASE/
                             INCREASE/    UNDISTRIBUTED    (DECREASE)
                             (DECREASE)        NET        ACCUMULATED
                              PAID-IN      INVESTMENT     NET REALIZED
                              CAPITAL        INCOME       GAIN/(LOSS)
                               (000)          (000)          (000)
                             -----------------------------------------
International Value........    $2,794        $   (46)       $(2,748)
International Equity.......     9,186         (7,023)        (2,163)
International
  Opportunities............        (9)            18             (9)
Emerging Markets...........      (617)           537             80

Federal income tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Expenses: General expenses of Reserves and Funds Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund or class of shares are charged to such Fund or class. Emerging Markets Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations. All such costs are being amortized on a straight line basis over a period of five years from commencement of operations. The Feeder Funds record their share of the expenses reported by the Master Portfolios on a daily basis. The expenses are allocated daily to investors in the Master Portfolios based upon the relative value of the Feeder Funds' investments in the Master Portfolios.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Each of Reserves and Master Trust has entered into an investment advisory agreement (the "Investment Advisory Agreements") with BAAI, a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BAAI provides investment advisory services to the Funds. Under the terms of the Investment Advisory Agreements, BAAI is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each Fund:

                                              ANNUAL RATE
                                              -----------
International Opportunities.................     0.80%
Emerging Markets............................     1.00%

The Feeder Funds indirectly pay for investment advisory services through their investments in their corresponding Master Portfolios (See Note 2 of Notes to financial statements of the Master Portfolios).

Master Trust has, on behalf of the International Opportunities Fund, entered into a sub-advisory agreement with BAAI and Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of Bank of America, pursuant to which Marsico is entitled to receive a sub-advisory fee from BAAI at the maximum annual rate of 0.45% of the Fund's average daily net assets.

Reserves has, on behalf of the Emerging Markets Fund, entered into a sub-advisory agreement (the "Sub-Advisory Agreements") with BAAI and Gartmore Global Partners ("Gartmore"). Gartmore is a general partnership which is an indirect wholly-owned subsidiary of Nationwide Mutual Insurance Company. Under the Sub-Advisory Agreements, Gartmore is entitled to receive a sub-advisory fee from BAAI at the maximum annual rate of

NATIONS FUNDS

0.66 % of the Fund's average daily net assets. Prior to May 15, 2000, Gartmore received a sub-advisory fee from BAAI at the maximum annual rate of 0.85% of the Fund's average daily net assets.

The Feeder Funds indirectly pay for sub-advisory services through their investments in their corresponding Master Portfolios (See Note 2 of Notes to financial statements of the Master Portfolios).

Stephens Inc. ("Stephens") and BAAI serve as co-administrators of Reserves and Funds Trust. Under the co-administration agreements, Stephens and BAAI are currently entitled to receive a combined fee, computed daily and paid monthly, at the maximum annual rate of 0.22% of the average daily net assets of International Opportunities Fund and Emerging Markets Fund. International Value Fund and International Equity Fund pay a monthly fee at the maximum annual rate of 0.17% of their average daily net assets. The Bank of New York ("BNY") serves as sub-administrator of Reserves and Funds Trust pursuant to agreements with BAAI. For the year ended March 31, 2001, Stephens and BAAI earned 0.04% and 0.11%, respectively, of the Funds' average daily net assets for their co-administration services.

BAAI and/or the sub-advisers and Stephens may, from time to time, reduce their fees payable by each Fund. Effective August 1, 2000, BAAI and/or the sub-advisers and Stephens agreed to reimburse expenses and/or waive their fees until July 31, 2001 to the extent that total expenses (excluding shareholder servicing and distribution fees), exceed an annual rate of 1.90% of Emerging Markets Fund's average daily net assets. Prior to that date, BAAI and/or the sub-advisers and Stephens had voluntarily agreed to reimburse expenses and/or waive their fees to maintain this total expense limit. Effective August 2, 2000, BAAI and/or the sub-advisers and Stephens agreed to voluntarily reimburse expenses and/or waive their fees to the extent that total expenses (excluding shareholder servicing and distribution fees) exceed an annual rate of 1.50% of International Opportunities Fund's average net assets. There is no guarantee that this expense limitation will continue for a specified period of time.

BNY serves as the custodian of the Reserves' and Funds Trust's assets. For the year ended March 31, 2001, expenses of the Funds were reduced by $770 under expense offset arrangements with BNY. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

PFPC Inc. ("PFPC") serves as the transfer agent for the Funds' shares. Bank of America serves as the sub-transfer agent for the Primary A and Primary B Shares of the Funds. For the year ended March 31, 2001, Bank of America earned approximately $14,412 for providing such services.

Stephens also serves as distributor of the Funds' shares. For the year ended March 31, 2001, the Funds were informed that the distributor received $3,581,290 in front-end sales charges for sales of Investor A Shares and $399,732 in contingent deferred sales charges from redemption of shares which were subject to such charges. A substantial portion of these fees is paid to affiliates of Bank of America.

No officer, director or employee of Bank of America or BAAI, or any affiliate thereof, receives any compensation from Reserves and Funds Trust for serving as Trustee or Officer of Reserves and Funds Trust.

Reserves' and Funds Trust's eligible Trustees may participate in non-qualified deferred compensation and retirement plans which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on each plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Fund, a portfolio of Nations Fund, Inc., another registered investment company in the Nations Funds family. The expense for the deferred compensation and retirement plans is included in "Trustees' fees and expenses" in the Statements of operations.

A significant portion of each Fund's Primary A Shares represents investments by fiduciary accounts over which Bank of America has either sole or joint investment discretion.

The International Opportunities Master Portfolio has made daily investments of cash balances in the Nations Cash Reserves, a portfolio of Nations Reserves, pursuant to an exemptive order received from the Securities and Exchange Commission. For the year ended March 31, 2001, the Fund earned $723 from such investments, which is included in interest income.

NATIONS FUNDS

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

Reserves and Funds Trust each has adopted shareholder servicing plans and distribution plans for the Investor A, Investor B and Investor C Shares of each Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the distributor (and for Investor A Shares, the distributor and/or selling agents) for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Bank of America and BAAI.

At March 31, 2001, the annual rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                     CURRENT      PLAN
                                      RATE        LIMIT
                                     ------------------
INVESTOR A COMBINED SHAREHOLDER
  SERVICING AND DISTRIBUTION
  PLAN.............................   0.25%       0.25%
INVESTOR B AND INVESTOR C
  SHAREHOLDER SERVICING PLANS......   0.25%       0.25%
INVESTOR B AND INVESTOR C
  DISTRIBUTION PLANS...............   0.75%       0.75%

4.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2001 were as follows:

                                    PURCHASES     SALES
                                      (000)       (000)
                                    --------------------
International Opportunities.......   $32,909     $24,748
Emerging Markets..................    45,176      45,145

There were no purchases or sales of long-term U.S. government securities for the year ended March 31, 2001.

5.  FORWARD FOREIGN CURRENCY CONTRACTS

At March 31, 2001, the following Master Portfolio had forward foreign currency contracts outstanding:

                                                                                                        UNREALIZED
                                               VALUE OF CONTRACT   VALUE OF CONTRACT   MARKET VALUE   APPRECIATION/
                                                  WHEN OPENED         WHEN OPENED      OF CONTRACT    (DEPRECIATION)
                                   LOCAL       (LOCAL CURRENCY)      (US DOLLARS)      (US DOLLARS)    (US DOLLARS)
DESCRIPTION                       CURRENCY           (000)               (000)            (000)           (000)
--------------------------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES:
CONTRACTS TO BUY:
Expiring September 26, 2001...  Japanese Yen         23,551              $ 197            $ 192            $ (5)
Expiring September 26, 2001...  Japanese Yen         35,357                296              289              (7)
                                                                                                           ----
Net unrealized depreciation...                                                                             $(12)
CONTRACT TO SELL:
Expiring September 26, 2001...  Japanese Yen        (58,908)              (486)            (481)              5
                                                                                                           ----
Total net unrealized
  depreciation................                                                                             $ (7)
                                                                                                           ====

6.  SHARES OF BENEFICIAL INTEREST

As of March 31, 2001, an unlimited number of shares of beneficial interest without par value were authorized for Reserves and Funds Trust. Reserves' and Fund Trust's Declarations of Trust authorize the Boards of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares. See Schedules of capital stock activity.

7.  LINES OF CREDIT

Reserves and Funds Trust each participate with other Nations Funds in an uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on

NATIONS FUNDS
borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

For the year ended March 31, 2001, borrowings by the Funds under the Agreement were as follows:

                                      AVERAGE
                                      AMOUNT       AVERAGE
                                    OUTSTANDING    INTEREST
               FUND                    (000)         RATE
-----------------------------------------------------------
Emerging Markets..................     $231          6.88%

The average amount outstanding was calculated based on daily balances in the period.

Reserves and Funds Trust also participated with other Nations Funds in a committed line of credit provided by BNY that was terminated on December 7, 2000. Interest on borrowings under the committed line was payable at a specified Federal Funds rate plus 0.50% on an annualized basis. A facility fee of 0.09% per annum of the total amounts available under the line of credit was charged, of which each Fund paid its pro rata share. This fee was paid quarterly in arrears. Each participating Fund was required to maintain an asset coverage ratio of at least 300% under the terms of the arrangement. For the period ended December 7, 2000, there were no borrowings by the Funds under the committed line of credit.

8.  SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral.

At March 31, 2001, the following Funds had securities on loan:

                              MARKET VALUE OF     MARKET VALUE
                             LOANED SECURITIES    OF COLLATERAL
           FUND                    (000)              (000)
---------------------------------------------------------------
International
  Opportunities............       $  341             $  359
Emerging Markets...........        5,946              6,490

9.  CAPITAL LOSS CARRYFORWARD

At March 31, 2001, the following Funds had available for Federal income tax purposes the following unused capital losses expiring March 31:

                                       2007      2009
                FUND                   (000)     (000)
------------------------------------------------------
International Opportunities.........       --    $166
Emerging Markets....................  $14,260      --

During the year ended March 31, 2001, Emerging Markets Fund utilized capital losses of $2,999,491.

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the tax year ended March 31, 2001, the Funds elected to defer losses occurring between November 1, 2000 and March 31, 2001 as follows:

                                            POST OCTOBER
                                          CAPITAL/CURRENCY
                  FUND                    LOSSES DEFERRED
----------------------------------------------------------
International Value.....................      $    73
International Equity....................       41,249
International Opportunities.............        1,322
Emerging Markets........................        3,052

NATIONS FUNDS

10.  REORGANIZATIONS

ACQUISITION OF PACIFIC HORIZON FUNDS

On May 14, 1999, the International Equity Fund (the "Acquiring Fund"), acquired the assets and assumed the liabilities of the Pacific Horizon International Equity Fund (the "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized appreciation as of the reorganization date were as follows:

                                         TOTAL NET ASSETS
  TOTAL NET ASSETS   TOTAL NET ASSETS    OF ACQUIRING FUND        ACQUIRED FUND
  OF ACQUIRED FUND   OF ACQUIRING FUND   AFTER ACQUISITION   UNREALIZED APPRECIATION
       (000)               (000)               (000)                  (000)
  ----------------------------------------------------------------------------------
      $43,073            $766,603            $809,676                $5,349

CHANGE OF REGISTERED INVESTMENT COMPANY

On August 20, 1999, the International Value, International Equity and Emerging Markets Funds, newly established portfolios of Reserves (the "Successor Funds"), acquired the assets and assumed the liabilities of their predecessor funds, which were series of Nations Fund, Inc., Nations Fund, Inc. and Nations Fund Portfolios, Inc., respectively, pursuant to a plan of reorganization approved by each predecessor fund's shareholders. The predecessor funds had the same name, investment objective and principal investment strategies as the Successor Funds. The acquisition was accomplished by a tax-free exchange of shares of the Successor Funds in an amount equal to the value of the outstanding shares of the predecessor funds. The financial statements of the Successor Funds reflect the historical financial results of the predecessor funds prior to the reorganizations.

CONVERSION OF COMMON TRUST FUNDS

On May 12, 2000, the International Equity Fund (the "Acquiring Fund"), acquired the assets of Boatmen's Trust Company International Equity Fund, a common trust fund, managed by Bank of America, (the "Acquired Fund"), in a tax-free exchange for shares of the Acquiring Fund. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized appreciation as of the conversion date were as follows:

                                         TOTAL NET ASSETS
  TOTAL NET ASSETS   TOTAL NET ASSETS    OF ACQUIRING FUND        ACQUIRED FUND
  OF ACQUIRED FUND   OF ACQUIRING FUND   AFTER ACQUISITION   UNREALIZED APPRECIATION
       (000)               (000)               (000)                  (000)
  ----------------------------------------------------------------------------------
      $29,129            $868,368            $897,497                $5,808

On September 8, 2000, the International Equity Fund (the "Acquiring Fund"), acquired the assets and assumed the liabilities of Nations International Growth Fund (the "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized appreciation as of the reorganization date were as follows:

                                         TOTAL NET ASSETS
  TOTAL NET ASSETS   TOTAL NET ASSETS    OF ACQUIRING FUND        ACQUIRED FUND
  OF ACQUIRED FUND   OF ACQUIRING FUND   AFTER ACQUISITION   UNREALIZED APPRECIATION
       (000)               (000)               (000)                  (000)
  ----------------------------------------------------------------------------------
      $38,048           $1,023,329          $1,061,377               $8,750

11.  SUBSEQUENT EVENT

On April 5, 2001, BAAI reorganized into a successor entity named Banc of America Advisors, LLC. The successor entity is organized as a limited liability company under the laws of the State of North Carolina.

NATIONS FUNDS
  REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES/DIRECTORS OF NATIONS FUNDS

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations International Value Fund, Nations International Equity Fund, Nations Marsico International Opportunities Fund and Nations Emerging Markets Fund, (portfolios of Nations Reserves or Nations Funds Trust, hereafter referred to as the "Funds") at March 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial statements of Nations International Value Fund, formerly Emerald International Equity Fund, for the period ended May 15, 1998 and the year ended November 30, 1997 were audited by other independent accountants whose report dated July 1, 1998 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
New York, New York
May 16, 2001

NATIONS FUNDS
  TAX INFORMATION (UNAUDITED)

For the tax year ended March 31, 2000, the amount of long-term capital gain designated by Reserves and Funds Trust were as follows:

                      FUND                            TOTAL
--------------------------------------------------------------
International Value                                $28,488,601
International Equity                                32,455,856

For the year ended March 31, 2001, the total amount of income received by International Value and International Equity from sources within foreign countries and possessions of the United States was a total of $32,303,092 and $16,258,332, respectively. The total amount of taxes paid by International Value and International Equity to such countries was $3,037,921 and $1,826,871, respectively.

NATIONS MASTER INVESTMENT TRUST
Nations International Value Master Portfolio and
Nations International Equity Master Portfolio Annual Report
                                                               MARCH 31, 2001

The following pages should be read in conjunction with Nations International Value and Nations International Equity Funds' Annual Report.

NATIONS MASTER INVESTMENT TRUST
Nations International Value Master Portfolio
  STATEMENT OF NET ASSETS                                      MARCH 31, 2001

                                                    VALUE
  SHARES                                            (000)
------------------------------------------------------------
             COMMON STOCKS -- 94.6%
             ARGENTINA -- 0.7%
   843,100   Telecom Argentina, ADR(a).........   $   13,152
                                                  ----------
             BRAZIL -- 4.4%
 2,839,200   Banco Bradesco SA, ADR(a).........       15,330
   241,760   Brasil Telecom Participacoes SA,
               ADR++(a)........................        9,465
 3,436,250   Centrais Eletricas Brasileiras SA,
               ADR(a)..........................       32,826
   945,600   Brasileiro SA-"A", ADR(a).........
                                                      20,567
                                                  ----------
                                                      78,188
                                                  ----------
             CANADA -- 0.7%
   609,000   TELUS Corporation, Non Voting
               Shares(a).......................       12,284
                                                  ----------
             CHINA -- 1.0%
   939,000   PetroChina Company Ltd., ADR(a)...       16,902
                                                  ----------
             DENMARK -- 0.8%
   887,650   Den Danske Bank A/S, ADR(a).......       14,078
                                                  ----------
             FRANCE -- 7.1%
   979,200   Alcatel SA, ADR(a)................       28,162
 1,071,000   Alstom SA, ADR(a).................       29,667
   852,100   Compagnie Generale des
               Etablissements Michelin.........       27,788
   192,333   Eridania Beghin-Say SA............       16,816
   341,170   Total Fina Elf SA, ADR............       23,183
                                                  ----------
                                                     125,616
                                                  ----------
             GERMANY -- 6.0%
   542,000   BASF AG, ADR(a)...................       21,897
   858,000   Bayerische Motoren Werke AG(a)....       26,547
   151,710   Deutsche Telekom AG(a)............        3,581
   965,600   Deutsche Telekom AG, ADR..........       22,392
   681,900   E.On AG, ADR(a)...................       32,322
                                                  ----------
                                                     106,739
                                                  ----------
             HONG KONG -- 3.2%
 6,958,500   CLP Holdings Ltd., ADR............       36,850
 3,159,000   Swire Pacific, Ltd. 'A', ADR(a)...       19,564
                                                  ----------
                                                      56,414
                                                  ----------
             IRELAND -- 2.2%
   931,140   Allied Irish Banks plc, ADR(a)....       18,362
   609,000   Bank of Ireland, ADR(a)...........       20,097
                                                  ----------
                                                      38,459
                                                  ----------
             ITALY -- 2.8%
   484,840   ENI SpA, ADR(a)...................       31,369
   184,390   Telecom Italia SpA, ADR(a)........       18,421
                                                  ----------
                                                      49,790
                                                  ----------
             JAPAN -- 17.4%
 2,536,870   Bank of Tokyo-Mitsubishi, Ltd.,
               ADR(a)..........................       24,303
   188,000   Daiichi Pharmaceutical Company,
               Ltd. ...........................        4,335

                                                    VALUE
  SHARES                                            (000)
------------------------------------------------------------
             JAPAN -- (CONTINUED)
 2,766,000   Daiwa House Industry Company,
               Ltd.(a).........................   $   17,900
   318,720   Hitachi, Ltd., ADR(a).............       27,808
     4,140   Japan Tobacco, Inc. ..............       27,353
 1,230,000   Komatsu Ltd. .....................        5,653
 1,672,950   Komatsu Ltd., ADR(a)..............       30,758
 2,112,010   Matsushita Electric Industrial
               Company Ltd., ADR(a)............       38,966
10,262,000   Mitsubishi Heavy Industries,
               Ltd. ...........................       37,750
 1,156,980   Nippon Telegraph and Telephone
               Corporation, ADR(a).............       37,347
   475,000   Sakura Bank, Ltd., ADR(a).........       21,795
   690,700   Tokio Marine & Fire Insurance
               Company, Ltd., ADR(a)...........       34,708
                                                  ----------
                                                     308,676
                                                  ----------
             MEXICO -- 3.2%
   605,850   America Movil SA de CV 'L',
               ADR++...........................        8,876
 1,497,850   Telefonos de Mexico SA de CV 'L',
               ADR(a)..........................       47,241
                                                  ----------
                                                      56,117
                                                  ----------
             NETHERLANDS -- 0.4%
   187,000   Akzo Nobel NV, ADR................        7,737
                                                  ----------
             NEW ZEALAND -- 1.0%
   935,000   Telecom Corporation of New Zealand
               Ltd., ADR(a)....................       17,251
                                                  ----------
             PORTUGAL -- 1.1%
 2,359,800   Portugal Telecom, SGPS SA,
               ADR(a)..........................       20,294
                                                  ----------
             SINGAPORE -- 1.7%
   263,453   DBS Group Holdings Ltd., ADR(a)...        9,514
 3,464,100   Jardine Matheson Holdings, Ltd.,
               ADR(a)..........................       19,919
                                                  ----------
                                                      29,433
                                                  ----------
             SOUTH AFRICA -- 1.8%
   781,941   De Beers Consolidated Mines, Ltd.,
               ADR(a)..........................       30,056
   379,600   South African Breweries plc.......        2,466
                                                  ----------
                                                      32,522
                                                  ----------
             SOUTH KOREA -- 3.0%
 3,144,000   Korea Electric Power Corporation,
               ADR(a)..........................       25,561
 1,527,400   Pohang Iron & Steel Company Ltd.,
               ADR(a)..........................       27,416
                                                  ----------
                                                      52,977
                                                  ----------
             SPAIN -- 6.7%
   500,000   Altadis, SA.......................        6,188
 2,151,633   Banco Bilbao Vizcaya Argentaria
               SA, ADR(a)......................       29,047
 3,088,000   Repsol YPF SA, ADR................       54,904
   603,749   Telefonica SA, ADR++(a)...........       28,920
                                                  ----------
                                                     119,059
                                                  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 62

NATIONS MASTER INVESTMENT TRUST
Nations International Value Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                    VALUE
  SHARES                                            (000)
------------------------------------------------------------
             SWITZERLAND -- 3.3%
    22,600   Swisscom AG (REGD)................   $    5,107
 1,216,100   Swisscom AG, ADR..................       27,849
   793,619   Zurich Financial Services AG,
               ADR++(a)........................       26,209
                                                  ----------
                                                      59,165
                                                  ----------
             UNITED KINGDOM -- 25.7%
   365,000   Allied Domecq plc, ADR............        2,172
 2,299,700   BAE Systems plc, ADR(a)...........       40,869
   137,000   BOC Group plc.....................        1,866
 2,596,100   British American Tobacco plc,
               ADR(a)..........................       39,591
 1,540,000   British Energy plc, ADR(a)........       26,103
   363,100   British Telecommunications plc,
               ADR(a)..........................       26,978
   868,500   Cadbury Schweppes plc, ADR(a).....       22,755
 1,546,000   Corus Group plc, ADR(a)...........       13,466
 1,267,571   Diageo plc, ADR...................       51,274
   266,500   HSBC Holdings plc, ADR(a).........       15,897
   878,900   Imperial Chemical Industries plc,
               ADR(a)..........................       21,630
   336,200   Innogy Holdings plc, ADR(a).......        8,943
 9,376,060   Invensys plc, ADR(a)..............       35,791
 1,803,465   Marks & Spencer plc, ADR(a).......       40,998
   321,500   PowerGen plc, ADR(a)..............       13,628
 2,037,100   Reckitt Benckiser plc.............       26,007
   312,000   Rolls-Royce plc, ADR(a)...........        4,846
 4,371,416   Safeway plc.......................       20,399
 1,352,600   Unilever plc, ADR(a)..............       39,238
                                                  ----------
                                                     452,451
                                                  ----------
             VENEZUELA -- 0.4%
   377,900   Cia Anonima Nacional Telefonos de
               Venezuela, ADR..................        7,350
                                                  ----------
             TOTAL COMMON STOCKS
               (Cost $1,742,080)...............    1,674,654
                                                  ----------
             PREFERRED STOCKS -- 2.0%
             BRAZIL -- 2.0%
   882,000   Companhia de Bebidas das Americas,
               Preferred ADR...................       20,595
   302,200   Telecomunicacoes Brasileiras SA -
               Telebras, ADR Pfd. Block(a).....       14,611
                                                  ----------
                                                      35,206
                                                  ----------
             TOTAL PREFERRED STOCKS
               (Cost $37,159)..................       35,206
                                                  ----------

  SHARES                                            VALUE
  (000)                                             (000)
------------------------------------------------------------
             INVESTMENT COMPANIES -- 42.0%
               (Cost $743,627)
   743,627   Nations Cash Reserves#............   $  743,627
                                                  ----------
             TOTAL INVESTMENTS
               (Cost $2,522,866*).......  138.6%   2,453,487
                                                  ----------
             OTHER ASSETS AND
               LIABILITIES (NET)........  (38.6)%
             Cash..............................   $    1,373
             Receivable for investment
               securities sold.................        4,876
             Dividends receivable..............       11,517
             Interest receivable...............          593
             Collateral on securities loaned...     (653,337)
             Investment advisory fee payable...       (1,194)
             Administration fee payable........          (75)
             Payable for investment securities
               purchased.......................      (47,265)
             Accrued Trustees' fees and
               expenses........................          (11)
             Accrued expenses and other
               liabilities.....................          (52)
                                                  ----------
             TOTAL OTHER ASSETS AND LIABILITIES
               (NET)...........................     (683,575)
                                                  ----------
             NET ASSETS.................  100.0%  $1,769,912
                                                  ==========

---------------

 * Federal Income Tax Information: Net unrealized depreciation of $69,379 on investment securities was comprised of gross appreciation of $105,272 and gross depreciation of $174,651 for federal income tax purposes. At March 31, 2001, the aggregate cost of securities for federal income tax purposes was $2,522,866.

 ++ Non-income producing security.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 6). The portion that represents cash collateral is $653,337.

 (a) All or a portion of security was on loan at March 31, 2001. The aggregate cost and market value of securities on loan at March 31, 2001 is $677,767 and $612,007, respectively.

 ADR -- American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
Nations International Value Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001
At March 31, 2001, sector diversification was as follows:

                                                                % OF NET                VALUE
                   SECTOR DIVERSIFICATION                        ASSETS                 (000)
--------------------------------------------------------------------------------------------------
Common stocks:
Telecommunications services.................................         17.2%          $      306,508
Integrated oil..............................................          8.3                  146,925
Commercial banking..........................................          8.1                  144,120
Heavy machinery.............................................          5.9                  103,828
Food products...............................................          4.5                   78,809
Tobacco.....................................................          4.1                   73,132
Diversified electronics.....................................          4.1                   71,792
Diversified manufacturing...................................          3.8                   68,113
Department and discount stores..............................          3.4                   60,917
Electric power -- Non nuclear...............................          3.4                   59,421
Automotive..................................................          3.1                   54,335
Beverages...................................................          3.0                   53,740
Aerospace and defense.......................................          2.6                   45,715
Steel.......................................................          2.3                   40,882
Insurance...................................................          2.0                   34,708
Metals and mining...........................................          1.7                   30,056
Chemicals -- Specialty......................................          1.7                   29,634
Networking and telecommunications equipment.................          1.6                   28,162
Electrical equipment........................................          1.6                   27,808
Banking.....................................................          1.5                   26,209
Other.......................................................         10.7                  189,840
                                                                ----------           -------------
TOTAL COMMON STOCKS.........................................         94.6                1,674,654
PREFERRED STOCKS............................................          2.0                   35,206
INVESTMENT COMPANIES........................................         42.0                  743,627
                                                                ----------           -------------
TOTAL INVESTMENTS...........................................        138.6                2,453,487
OTHER ASSETS AND LIABILITIES (NET)..........................        (38.6)                (683,575)
                                                                ----------           -------------
NET ASSETS..................................................        100.0%          $    1,769,912
                                                                ----------           -------------
                                                                ----------           -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 64

NATIONS MASTER INVESTMENT TRUST
Nations International Equity Master Portfolio
  STATEMENT OF NET ASSETS                                      MARCH 31, 2001

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            COMMON STOCKS -- 96.8%
            ARGENTINA -- 0.2%
   38,700   Grupo Financiero Galicia SA,
              ADR(a)...........................   $      583
   49,100   Telecom Argentina, ADR(a)..........          766
                                                  ----------
                                                       1,349
                                                  ----------
            AUSTRALIA -- 1.9%
  282,000   Challenger International Ltd. .....          495
  598,100   National Australia Bank Ltd. ......        8,352
  197,800   Rio Tinto Ltd. ....................        3,134
   77,000   The News Corporation Ltd. .........          584
   70,486   The News Corporation Ltd.,
              ADR(a)...........................        2,213
                                                  ----------
                                                      14,778
                                                  ----------
            BELGIUM -- 0.7%
   10,425   Dexia..............................        1,539
  106,515   Fortis 'B'.........................        2,801
   53,127   Interbrew Strip VVPR++++...........            0
   30,008   Interbrew++........................          769
   10,319   RTL Group..........................          584
                                                  ----------
                                                       5,693
                                                  ----------
            BRAZIL -- 1.0%
  271,500   Banco Bradesco SA, ADR(a)..........        1,466
   45,000   Companhia Vale do Rio Doce, ADR....        1,107
   52,800   Petroleo Brasileiro SA, ADR(a).....        1,257
  115,000   Petroleo Brasileiro SA-'A',
              ADR(a)...........................        2,501
   75,796   Tele Norte Leste Participacoes SA,
              ADR..............................        1,234
   26,100   Unibanco Uniao de Bancos
              Brasileiros SA...................          532
                                                  ----------
                                                       8,097
                                                  ----------
            CANADA -- 2.9%
   78,262   Bank of Nova Scotia................        2,008
  200,000   Barrick Gold Corporation...........        2,858
   71,400   BCE, Inc...........................        1,607
  131,200   Bombardier, Inc. 'B'...............        1,817
   93,956   Canada Life Financial
              Corporation......................        2,566
   35,200   Canadian National Railway
              Company..........................        1,329
   67,415   Nortel Networks Corporation........          952
   26,400   PanCanadian Petroleum Ltd. ........          729
   62,200   Petro-Canada.......................        1,400
   92,700   Royal Bank of Canada...............        2,778
   78,295   Sun Life Financial Services of
              Canada...........................        1,517
   56,554   Suncor Energy, Inc. ...............        1,456
   77,150   Toronto-Dominion Bank++............        1,935
                                                  ----------
                                                      22,952
                                                  ----------
            CHINA -- 0.1%
   23,100   CNOOC Ltd., ADR++..................          407
                                                  ----------
            DENMARK -- 0.3%
   91,400   Danske Bank A/S(a).................        1,450
    5,218   Novo Nordisk A/S...................        1,062
                                                  ----------
                                                       2,512
                                                  ----------

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            FINLAND -- 1.1%
  203,544   Nokia Oyj..........................   $    4,896
  159,536   Stora Enso Oyj 'R'.................        1,515
   55,722   TietoEnator Oyj(+).................        1,355
   31,742   UPM - Kymmene Oyj..................          898
                                                  ----------
                                                       8,664
                                                  ----------
            FRANCE -- 11.8%
   37,515   Alcatel SA 'A'.....................        1,136
   36,046   Alstom.............................          993
  111,424   Aventis SA.........................        8,658
   30,046   AventisSA..........................        2,311
   27,195   Axa................................        3,027
   63,158   Bouygues SA........................        2,122
   22,276   Carrefour SA.......................        1,217
   42,359   Christian Dior SA..................        1,505
   28,812   Compagnie De Saint-Gobain..........        4,164
   90,000   Compagnie Generale des
              Etablissements Michelin..........        2,935
   39,044   Credit Lyonnais SA.................        1,446
   26,748   Danone.............................        3,400
    2,241   Essilor International SA...........          644
   41,680   France Telecom SA..................        2,445
  153,371   Havas Advertising SA(a)............        1,852
   20,037   L'Oreal SA.........................        1,362
   39,423   Lafarge SA.........................        3,485
   17,657   Pechiney SA-'A'....................          764
   34,860   Publicis SA........................        1,063
  149,112   Sanofi-Synthelabo SA...............        8,331
   12,165   Schneider Electric SA..............          710
   92,460   Societe Generale 'A'...............        5,722
   61,539   Societe Television Francaise 1.....        2,113
  178,203   Total Fina Elf SA 'B'..............       24,182
   94,561   Usinor SA(a).......................        1,162
   55,000   Vivendi Universal SA...............        3,348
   40,909   Vivendi Universal SA, ADR(a).......        2,481
                                                  ----------
                                                      92,578
                                                  ----------
            GERMANY -- 5.7%
   19,516   Allianz AG.........................        5,702
  110,000   BASF AG(a).........................        4,356
  117,689   Bayer AG...........................        4,983
   27,641   Bayerische Hypo-und Vereinsbank
              AG...............................        1,503
  177,728   Bayerische Motoren Werke AG(a).....        5,500
   22,385   DaimlerChrysler AG (REGD)(a).......          991
   82,385   Deutsche Bank AG (REGD)(a).........        6,300
   66,600   Deutsche Post AG (REGD)++(+).......        1,175
   58,159   Deutsche Telekom AG(a).............        1,373
   24,684   E.On AG............................        1,178
   33,853   Metro AG...........................        1,442
   17,878   Muenchener Rueckversicherungs -
              Gesellschaft AG(+)...............        5,358
   12,115   SAP AG.............................        1,387
   66,290   SAP AG, ADR(a).....................        1,921
   17,907   Siemens AG.........................        1,852
                                                  ----------
                                                      45,021
                                                  ----------
            HONG KONG -- 2.9%
  395,000   Cheung Kong (Holdings) Ltd.........        4,140
1,353,000   China Mobile (HK) Ltd.++...........        5,950
  376,000   Hong Kong & China Gas Company
              Ltd. ............................          511

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
Nations International Equity Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            HONG KONG -- (CONTINUED)
  356,000   Hong Kong Electric Holdings
              Limited..........................   $    1,278
  736,128   HSBC Holdings plc (REGD)...........        8,684
  149,700   Hutchison Whampoa..................        1,564
  495,000   MTR Corporation Ltd. ..............          803
                                                  ----------
                                                      22,930
                                                  ----------
            HUNGARY -- 0.1%
   32,400   Matav, ADR.........................          473
                                                  ----------
            INDIA -- 0.2%
   54,000   ICICI Ltd., ADR....................          635
   70,700   Reliance Industries Ltd., GDR(a)...        1,186
                                                  ----------
                                                       1,821
                                                  ----------
            IRELAND -- 1.5%
  109,898   Allied Irish Banks plc.............        1,108
  216,897   Bank of Ireland....................        1,818
   75,649   CRH plc, F/P.......................        1,157
  302,600   CRH plc............................        4,654
   54,030   Elan Corporation plc++.............        2,914
                                                  ----------
                                                      11,651
                                                  ----------
            ITALY -- 4.6%
   38,329   Assicurazioni Generali SpA.........        1,213
   56,575   Banca Commerciale Italiana SpA.....          311
   63,410   Banca Fideuram SpA.................          630
  723,716   Banca Intesa SpA...................        2,777
1,108,928   ENI SpA (REGD)(a)..................        7,254
   60,000   ENI SpA, ADR.......................        3,882
   15,267   Gucci Group NV(a)..................        1,310
  370,932   Olivetti SpA++.....................          712
  207,621   San Paolo - IMI SpA................        2,806
  110,329   San Paolo - IMI SpA, ADR(a)........        2,990
  350,524   Telecom Italia Mobile SpA..........        2,367
  794,203   Telecom Italia SpA.................        8,003
  337,135   Telecom Italia SpA, RNC............        1,824
                                                  ----------
                                                      36,079
                                                  ----------
            JAPAN -- 16.0%
    8,100   Aiful Corporation..................          710
  334,000   Asahi Bank, Ltd.(a)................          845
   87,000   Asahi Chemical Corporation.........          378
   54,000   Asahi Glass Company Ltd. ..........          379
   12,800   Asatsu-DK Inc. ....................          284
  205,000   CANON Inc. ........................        7,442
   25,700   Capcom Company, Ltd.++.............          734
   58,000   Chungai Pharmaceutical Company,
              Ltd. ............................          880
   81,000   Daiwa Securities++.................          767
      124   East Japan Railway Company.........          666
   23,000   Eisai Company, Ltd. ...............          573
    5,000   Fast Retailing Company Ltd. .......          830
  209,000   Fuji Photo Film Company, Ltd. .....        7,738
      447   Fuji Television Network, Inc. .....        3,129
   22,500   Fujisawa Pharmaceutical Company
              Ltd.(a)..........................          478
   95,800   Fujitsu Ltd. ......................        1,277
    2,500   Fujitsu Support and Service
              Inc. ............................          110
  390,000   Hitachi, Ltd. .....................        3,340
   68,000   Honda Motor Company Ltd. ..........        2,778
  121,000   Ito-Yokado Company, Ltd. ..........        5,870

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            JAPAN -- (CONTINUED)
        2   Japan Telecom Company Ltd. ........   $       36
   35,000   Jusco Company, Ltd. ...............          721
   14,000   Kao Corporation....................          353
   37,000   Kyocera Corporation................        3,363
  198,000   Marubeni Corporation++.............          354
   51,000   Matsushita Electric Industrial
              Company, Ltd ....................          922
  265,000   Mitsubishi Chemical Corporation....          719
  408,000   Mitsubishi Materials Corporation...          925
      282   Mizuho Holdings, Inc...............        1,586
   15,000   Murata Manufacturing Company,
              Ltd. ............................        1,246
   67,000   NEC Corporation....................        1,068
  882,000   Nikko Securities Company, Ltd. ....        6,193
   35,500   Nintendo Company, Ltd. ............        5,810
  488,000   Nippon Express Company, Ltd. ......        2,059
  420,000   Nippon Steel Corporation...........          697
    1,764   Nippon Telegraph and Telephone
              Corporation......................       11,260
    4,920   Nippon Television Network
              Corporation......................        1,531
  154,000   Nissan Motor Company, Ltd. ........          971
  192,000   NSK Ltd. ..........................          867
      389   NTT DoCoMo, Inc.(+)................        6,767
   24,000   Olympus Optical Company, Ltd. .....          345
   14,000   Omron Corporation..................          236
   15,600   Orix Corporation...................        1,310
    3,100   Rohm Company Ltd. .................          519
   85,000   Sankyo Company, Ltd. ..............        1,665
   70,000   Sanyo Electric Company, Ltd. ......          427
   12,900   Sanyo Electric Credit Company,
              Ltd. ............................          381
   18,500   Secom Company Ltd. ................        1,048
   17,000   Seven-Eleven Japan Company,
              Ltd. ............................          678
   57,700   Sharp Corporation..................          735
  100,000   Shin-Etsu Chemical Company,
              Ltd. ............................        3,430
   35,000   Shionogi and Company, Ltd. ........          539
   97,000   Shiseido Company, Ltd. ............          961
      200   Softbank Corporation...............            8
  111,300   Sony Corporation...................        7,905
      700   Sumitomo Corporation...............            4
    7,600   Sunkus & Associates Inc. ..........          189
   50,000   Takeda Chemical Industries,
              Ltd. ............................        2,414
   45,000   Takefuji Corporation(+)............        3,418
   55,000   TDK Corporation....................        3,621
  275,000   The Bank of Tokyo - Mitsubishi,
              Ltd.(a)..........................        2,521
   57,000   The Sumitomo Trust & Banking
              Company, Ltd. ...................          328
   51,000   Tokyo Broadcasting System Inc. ....        1,217
   22,400   Tokyo Electric Power Company,
              Inc. ............................          499
   10,800   Tokyo Electron Limited.............          714
   57,000   Toshiba Corporation................          333
   89,000   Toyota Motor Corporation...........        3,089
    9,000   Trend Micro, Inc.++(a).............          383
                                                  ----------
                                                     125,573
                                                  ----------
            MEXICO -- 1.3%
   95,669   America Movil SA de CV 'L',
              ADR++............................        1,402
   11,000   Fomento Economico Mexicano SA de
              C.V., ADR........................          391

                       SEE NOTES TO FINANCIAL STATEMENTS.
 66

NATIONS MASTER INVESTMENT TRUST
Nations International Equity Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            MEXICO -- (CONTINUED)
   36,732   Grupo Televisa SA, ADR++(a)........   $    1,227
  158,169   Telefonos de Mexico SA de CV 'L',
              ADR..............................        4,989
   85,162   Wal-Mart de Mexico SA de CV, ADR...        1,983
                                                  ----------
                                                       9,992
                                                  ----------
            NETHERLANDS -- 8.2%
  307,093   ABN AMRO Holding NV................        5,628
   77,482   Aegon NV...........................        2,285
  130,704   Akzo Nobel NV......................        5,427
   38,066   ASM Lithography Holding NV++.......          848
   88,093   Fortis (NL) NV.....................        2,311
   31,287   Gucci Group NV (REGD)(a)...........        2,617
   31,267   Heineken NV........................        1,639
  314,305   ING Groep NV.......................       20,561
  262,000   Koninklijke (Royal) Philips
              Electronics NV...................        7,203
   72,656   Koninklijke Ahold NV...............        2,260
   93,921   Royal Dutch Petroleum Company++....        5,230
   42,987   TNT Post Group NV++................          901
  125,000   Unilever NV, NY Shares.............        6,580
   28,836   Wolters Kluwer NV..................          726
                                                  ----------
                                                      64,216
                                                  ----------
            PORTUGAL -- 0.7%
  214,492   Portugal Telecom, SGPS SA (REGD)...        1,839
  410,000   Portugal Telecom, SGPS SA,
              ADR(a)...........................        3,526
                                                  ----------
                                                       5,365
                                                  ----------
            SINGAPORE -- 0.8%
  469,000   Chartered Semiconductor++(a).......        1,133
  260,995   DBS Group Holdings Ltd.(a).........        2,356
1,001,000   Neptune Orient Lines++.............          715
  101,850   Oversea-Chinese Banking Corporation
              Ltd. ............................          660
   83,000   Singapore Press Holdings, Ltd. ....          910
  100,000   Venture Manufacturing (Singapore)
              Ltd. ............................          703
                                                  ----------
                                                       6,477
                                                  ----------
            SOUTH AFRICA -- 0.1%
  503,100   FirstRand Ltd. ....................          465
                                                  ----------
            SOUTH KOREA -- 2.2%
   61,583   H&CB, ADR(a).......................          477
  402,774   Korea Electric Power Corporation,
              ADR(a)...........................        3,274
  129,163   Korea Telecom Corporation,
              ADR(a)...........................        2,999
   69,474   Pohang Iron & Steel Company Ltd.,
              ADR..............................        1,247
   49,375   Samsung Electronics................        7,715
   81,470   SK Telecom Company Ltd., ADR.......        1,237
                                                  ----------
                                                      16,949
                                                  ----------
            SPAIN -- 3.0%
   25,400   Altadis, SA........................          314
  157,369   Banco Bilbao Vizcaya Argentaria
              SA...............................        2,149
  146,329   Banco Popular Espanol SA...........        4,831
  358,040   Endesa SA..........................        5,925

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            SPAIN -- (CONTINUED)
   87,215   Iberdrola SA.......................   $    1,240
  325,000   Repsol YPF SA, ADR(a)..............        5,779
  189,282   Telefonica SA......................        3,045
                                                  ----------
                                                      23,283
                                                  ----------
            SWEDEN -- 1.2%
  187,613   Ericsson AB (LM) 'B'(a)............        1,027
  357,068   Investor AB 'B'(a).................        4,343
   81,893   Sandvik AB(a)......................        1,499
  100,452   Skandia Forsakrings AB(a)..........          900
  130,633   Svenska Handelsbanken AB 'A'(a)....        1,880
                                                  ----------
                                                       9,649
                                                  ----------
            SWITZERLAND -- 6.0%
      817   Compagnie Financiere Richemont AG
              'A'..............................        1,846
    7,142   Credit Suisse Group++..............        1,264
      668   Julius Baer Holding AG 'B'.........        2,999
    7,561   Nestle SA (REGD)++.................       15,844
    6,997   Novartis AG (REGD)++(a)............       10,982
      164   Roche Holding AG...................        1,188
      411   Schweizerische Rueckversicherungs-
              Gesellschaft (REGD)..............          831
    2,001   Serono SA 'B'......................        1,623
    2,645   Swatch Group AG....................          576
    1,772   Swatch Group AG 'B' (REGD).........        1,853
    1,441   Syngenta AG (REGD)++...............           72
    4,977   Syngenta AG++......................          257
   10,061   UBS AG (REGD)......................        1,454
   17,652   Zurich Financial Services AG.......        5,829
                                                  ----------
                                                      46,618
                                                  ----------
            TAIWAN -- 0.4%
   99,000   Fubon Insurance Company LD, GDR....          926
  140,000   Hon Hai Precision Industry Company,
              Ltd..............................          857
      341   Taiwan Semiconductor Manufacturing
              Company Ltd., ADR++(a)...........            7
  405,880   Taiwan Semiconductor Manufacturing
              Company Ltd.++...................        1,094
   35,200   United Microelectronics
              Corporation, ADR++...............          329
                                                  ----------
                                                       3,213
                                                  ----------
            UNITED KINGDOM -- 21.9%
   44,355   3i Group plc.......................          708
  261,442   Abbey National plc.................        4,178
  513,410   Aegis Group plc....................          916
   80,196   Amvescap plc.......................        1,169
   12,770   Anglo American plc.................          728
  287,079   AstraZeneca plc....................       13,712
   58,000   AstraZeneca plc (REGD).............        2,760
  179,300   BAE Systems plc....................          800
   59,536   Barclays plc.......................        1,858
  233,052   BOC Group plc......................        3,174
1,655,050   BP Amoco plc.......................       13,694
   55,000   British Airways plc, ADR...........        2,516
   47,527   British Sky Broadcasting Group plc
              ("BSkyB")++......................          561
  766,002   British Telecommunications plc.....        5,554
  104,336   Bunzl plc..........................          622

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
Nations International Equity Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            UNITED KINGDOM -- (CONTINUED)
  244,773   Cable & Wireless plc...............   $    1,653
  131,679   Capita Group plc...................          895
  264,535   Carlton Communications plc.........        1,474
  458,933   Centrica plc.......................        1,546
  118,490   CGNU plc...........................        1,633
   38,314   Colt Telecom Group plc++...........          400
  758,353   Compass Group plc++................        5,412
  210,000   Corus Group plc, ADR(a)............        1,829
   82,894   Daily Mail and General Trust 'A'
              NV...............................          854
  707,801   Diageo plc.........................        7,114
   58,196   Exel plc...........................          695
  694,908   Glaxosmithkline plc++..............       18,187
  875,670   Granada plc(+).....................        2,157
   66,875   GWR Group plc......................          405
  231,740   Hays plc...........................          933
  233,787   HSBC Holdings plc..................        2,805
   62,400   Imperial Chemical Industries plc...          381
  371,600   Invensys plc.......................          708
  242,295   Kingfisher plc.....................        1,567
  965,000   Marks & Spencer plc................        3,650
  199,889   Misys plc..........................        1,432
  216,053   National Grid Group plc............        1,670
   42,092   Pearson plc........................          736
  300,000   PowerGen plc.......................        3,049
   80,474   Prudential plc.....................          861
  135,406   Rio Tinto plc (REGD)...............        2,358
  345,791   Rolls-Royce plc....................        1,074
  201,384   Royal Bank of Scotland.............        4,578
  904,833   Scottish Power plc.................        6,021
  106,022   Severn Trent plc...................        1,047
2,171,805   ShellTransport and Trading Company
              plc..............................       16,796
   71,000   Smith and Nephew plc...............          310
  111,447   Smiths Group plc...................        1,223
  137,320   Spirent plc........................          693
  985,730   Tesco plc..........................        3,517
  118,353   Unilever plc.......................          854
  152,300   United Business Media plc..........        1,392
4,904,302   Vodafone Group plc.................       13,456
  276,551   WPP Group plc......................        2,938
                                                  ----------
                                                     171,253
                                                  ----------
            TOTAL COMMON STOCKS
              (Cost $816,061)..................      758,058
                                                  ----------
            PREFERRED STOCKS -- 0.4%
            BRAZIL -- 0.1%
   35,700   Companhia de Bebidas das Americas,
              Preferred ADR....................          834
                                                  ----------
            GERMANY -- 0.2%
   24,166   ProSieben Sat.1 Media AG...........          417
   13,355   SAP AG.............................        1,536
                                                  ----------
                                                       1,953
                                                  ----------
            JAPAN -- 0.1%
   29,300   Tokyo Broadcasting Company,
              ADR(+)...........................          738
                                                  ----------
            NETHERLANDS -- 0.0%+
    3,100   Unilever NV, Cum. Pfd..............           15
                                                  ----------
            TOTAL PREFERRED STOCKS
              (Cost $4,743)....................        3,540
                                                  ----------

                                                    VALUE
 SHARES                                             (000)
------------------------------------------------------------
            WARRANTS -- 0.0%+
              (Cost $280)
            JAPAN -- 0.0%+
    8,000   Tokyo Broadcasting Company(+)......   $      202
                                                  ----------
 SHARES
  (000)
---------
            INVESTMENT COMPANIES -- 11.6%
              (Cost $90,538)
   90,538   Nations Cash Reserves#.............       90,538
                                                  ----------
            TOTAL INVESTMENTS
              (Cost $911,622*)..........  108.8%     852,338
                                                  ----------
            OTHER ASSETS AND
              LIABILITIES (NET).........   (8.8)%
            Cash...............................        3,051
            Cash deposit with broker as
              collateral for futures
              contract.........................          243
            Receivable for investment
              securities
              sold.............................
                                                      11,247
            Dividends receivable...............        3,099
            Interest receivable................          135
            Variation margin/due to broker.....          (18)
            Collateral on securities loaned....      (82,619)
            Investment advisory fee payable....         (568)
            Administration fee payable.........          (35)
            Payable for investment securities
              purchased........................       (3,662)
            Accrued Trustees' fees and
              expenses.........................          (11)
            Accrued expenses and other
              liabilities......................          (93)
                                                  ----------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)................      (69,231)
                                                  ----------
            NET ASSETS..................  100.0%  $  783,107
                                                  ==========

---------------

 * Federal Income Tax Information: Net unrealized depreciation of $69,498 on investment securities was comprised of gross appreciation of $29,999 and gross depreciation of $99,497 for federal income tax purposes. At March 31, 2001, the aggregate cost of securities for federal income tax purposes was $921,836.

 (+) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 ++ Non-income producing security.

 + Amount represents less than 0.1%.

 ++ Amount represents less than $500.

 # Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 6). The portion that represents cash collateral is $82,619.

 (a) All or a portion of security was on loan at March 31, 2001. The aggregate cost and market value of securities on loan at March 31, 2001 is $86,518 and $78,172, respectively.

ADR -- American Depository Receipt
GDR -- Global Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 68

NATIONS MASTER INVESTMENT TRUST
Nations International Equity Master Portfolio
  STATEMENT OF NET ASSETS (CONTINUED)                          MARCH 31, 2001
At March 31, 2001, sector diversification was as follows:

                                                                % OF NET                VALUE
                   SECTOR DIVERSIFICATION                        ASSETS                 (000)
--------------------------------------------------------------------------------------------------
Common stocks:
Commercial banking..........................................         12.0%          $       94,234
Telecommunications services.................................         10.8                   84,917
Integrated oil..............................................         10.8                   84,567
Pharmaceuticals.............................................         10.0                   78,277
Finance -- Miscellaneous....................................          4.6                   36,278
Food products...............................................          4.5                   35,609
Insurance...................................................          4.1                   31,787
Electronics.................................................          2.7                   20,855
Electric power -- Non nuclear...............................          2.4                   18,691
Chemicals -- Basic..........................................          2.3                   18,321
Automotive..................................................          2.1                   16,264
Broadcasting and cable......................................          1.9                   15,038
Leisure.....................................................          1.7                   13,548
Computers and office equipment..............................          1.6                   12,340
Conglomerates...............................................          1.5                   11,753
Publishing and advertising..................................          1.5                   11,671
Semiconductors..............................................          1.5                   11,511
Construction................................................          1.5                   11,418
Metals and mining...........................................          1.4                   11,110
Beverages...................................................          1.3                    9,913
Other.......................................................         16.5                  129,956
                                                                ----------           -------------
TOTAL COMMON STOCKS.........................................         96.7                  758,058
PREFERRED STOCKS............................................          0.5                    3,540
WARRANTS....................................................          0.0+                     202
INVESTMENT COMPANIES........................................         11.6                   90,538
                                                                ----------           -------------
TOTAL INVESTMENTS...........................................        108.8                  852,338
OTHER ASSETS AND LIABILITIES (NET)..........................         (8.8)%                (69,231)
                                                                ----------           -------------
NET ASSETS..................................................        100.0%          $      783,107
                                                                ----------           -------------
                                                                ----------           -------------

---------------
+ Amount represents less than 0.1%

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
  STATEMENTS OF OPERATIONS
For the year ended March 31, 2001

                                                                   INTERNATIONAL           INTERNATIONAL
                                                                       VALUE                  EQUITY
                                                                 MASTER PORTFOLIO        MASTER PORTFOLIO
                                                                 ----------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $3,154 and
  $1,957, respectively).....................................    $            33,406     $            16,591
Interest....................................................                  3,273                   2,576
Securities lending..........................................                  2,782                     406
                                                                -------------------     -------------------
    Total investment income.................................                 39,461                  19,573
                                                                -------------------     -------------------
EXPENSES:
Investment advisory fee.....................................                 11,718                   7,606
Administration fee..........................................                    651                     475
Custodian fees..............................................                    125                     478
Legal and audit fees........................................                     41                      54
Trustees' fees and expenses.................................                     18                      18
Interest expense............................................                     37                      93
Other.......................................................                    107                     124
                                                                -------------------     -------------------
    Total expenses..........................................                 12,697                   8,848
Fees waived by investment advisor...........................                 (1,302)                     --
Fees reduced by credits allowed by the custodian............                    (66)                     --
                                                                -------------------     -------------------
    Net expenses............................................                 11,329                   8,848
                                                                -------------------     -------------------
NET INVESTMENT INCOME.......................................                 28,132                  10,725
                                                                -------------------     -------------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) from:
  Security transactions.....................................                 34,111                 (26,647)
  Futures contracts.........................................                     --                  (3,467)
  Forward foreign exchange contracts, foreign currencies and
    other net assets........................................                    (61)                   (811)
                                                                -------------------     -------------------
Net realized gain/(loss) on investments.....................                 34,050                 (30,925)
                                                                -------------------     -------------------
Change in unrealized appreciation/(depreciation) of:
  Securities................................................               (112,357)               (245,951)
  Futures contracts.........................................                     --                      54
  Forward foreign exchange contracts, foreign currencies and
    other net assets........................................                    (55)                   (103)
                                                                -------------------     -------------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................               (112,412)               (246,000)
                                                                -------------------     -------------------
Net realized and unrealized gain/(loss) on investments......                (78,362)               (276,925)
                                                                -------------------     -------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $           (50,230)    $          (266,200)
                                                                ===================     ===================

                       SEE NOTES TO FINANCIAL STATEMENTS.
 70

NATIONS MASTER INVESTMENT TRUST
  STATEMENTS OF CHANGES IN NET ASSETS

                                                               International Value                 International Equity
                                                                Master Portfolio                     Master Portfolio
                                                        ---------------------------------    ---------------------------------
                                                          YEAR ENDED        PERIOD ENDED       Year ended        PERIOD ENDED
                                                           3/31/01           3/31/00(a)         3/31/01           3/31/00(b)
                                                          -----------------------------------------------------------------
(IN THOUSANDS)
Net investment income...............................    $       28,132     $        6,583    $       10,725     $          406
Net realized gain/(loss) on investments.............            34,050             63,750           (30,925)            90,616
Net change in unrealized appreciation/(depreciation)
  of investments....................................          (112,412)            39,265          (246,000)           105,272
                                                        --------------     --------------    --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations........................................           (50,230)           109,598          (266,200)           196,294
Contributions.......................................         2,266,519          1,096,010         3,172,103          1,587,782
Withdrawals.........................................        (1,302,473)          (349,512)       (3,051,242)          (855,630)
                                                        --------------     --------------    --------------     --------------
Net increase/(decrease) in net assets...............           913,816            856,096          (145,339)           928,446
NET ASSETS:
Beginning of period.................................           856,096                 --           928,446                 --
                                                        --------------     --------------    --------------     --------------
End of period.......................................    $    1,769,912     $      856,096    $      783,107     $      928,446
                                                        ==============     ==============    ==============     ==============

  SUPPLEMENTARY DATA

                                                                                                  WITHOUT WAIVERS
                                                          RATIO OF                                AND/OR EXPENSE
                                                         OPERATING                                REIMBURSEMENTS
                                                          EXPENSES                                ---------------
                                             RATIO OF    INCLUDING    RATIO OF NET                   RATIO OF
                                            OPERATING     INTEREST     INVESTMENT                    OPERATING
                                             EXPENSES     EXPENSE     INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
                                            TO AVERAGE   TO AVERAGE    TO AVERAGE     TURNOVER        AVERAGE
                                            NET ASSETS   NET ASSETS    NET ASSETS       RATE        NET ASSETS
                                            ---------------------------------------------------------------------
INTERNATIONAL VALUE MASTER PORTFOLIO:
Year ended 3/31/2001......................     0.87%(c)         (d)       2.16%          14%           0.97%(c)
Period ended 3/31/2000(a).................     0.88+          --          2.31+          22            0.98+
INTERNATIONAL EQUITY MASTER PORTFOLIO:
Year ended 3/31/2001......................     0.92%        0.93%         1.13%          92%           0.93%
Period ended 3/31/2000(b).................     0.92+        0.94+         0.10+          48            0.94+

---------------

 + Annualized.

 (a) International Value Master Portfolio commenced operations on October 18, 1999.

(b) International Equity Master Portfolio commenced operations on October 8,
    1999.

 (c) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(d) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
  NOTES TO FINANCIAL STATEMENTS

Nations Master Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At March 31, 2001, the Trust offered ten separate portfolios. These financial statements pertain only to International Value Master Portfolio and International Equity Master Portfolio (each a "Master Portfolio" and collectively, the "Master Portfolios"). Financial statements for the other portfolios of the Trust are presented under separate cover.

The following investors were invested in the Master Portfolios at March 31, 2001:

International Value Master Portfolio:
  Nations International Value Fund..............  91.9%
  Nations International Value Fund (Offshore)...   1.8%
  Banc of America Capital Management Funds VII -
    International Value Fund....................   6.3%
International Equity Master Portfolio:
  Nations International Equity Fund.............  99.8%
  Nations International Equity Fund
    (Offshore)..................................   0.2%

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolios in the preparation of their financial statements.

Securities valuation: Securities traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded only over-the-counter are valued at the last sale price, or if no sale occurred on such day, at the mean of the current bid and asked prices. Debt securities are generally valued by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and general market conditions. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value.

Futures contracts: A Master Portfolio may invest in futures contracts. Upon entering into a futures contract, a Master Portfolio is required to deposit with the broker and amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Master Portfolio each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the market value of the contract. When the contract is closed, a Master Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Foreign currency exchanges: The books and records of the Master Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are exchanged into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are exchanged on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Master Portfolio and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, each Master Portfolio may enter into forward currency exchange contracts only under two circumstances: (i) when a Master Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering

NATIONS MASTER INVESTMENT TRUST
the period between transaction date and settlement date; or (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Master Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Master Portfolio from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Master Portfolio's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of net assets. In addition, the Master Portfolios could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions. The Funds had no forward foreign currency contracts outstanding at March 31, 2001.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Master Portfolios are informed of the ex-dividend date.

Federal income taxes: The Master Portfolios are treated as partnerships for federal income tax purposes and therefore are not subject to federal income tax. Each investor in the Master Portfolios will be subject to taxation on its allocated share of the Master Portfolio's ordinary income and capital gains.

Expenses: General expenses of the Trust are allocated to the Master Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Master Portfolio are charged to such Portfolio.

The Master Portfolios may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Master Portfolios will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Advisors, Inc. ("BAAI"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BAAI provides investment advisory services to the Master Portfolios. Under the terms of the Investment Advisory Agreement, BAAI is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each Master Portfolio:

                                     ANNUAL RATE
                                     -----------
International Value Master
  Portfolio........................     0.90%
International Equity Master
  Portfolio........................     0.80%

The Trust has, on behalf on the International Value Master Portfolio, entered into a sub-advisory agreement with BAAI and Brandes Investment Partners, L.P. ("Brandes"), pursuant to which Brandes is entitled to receive a sub-advisory fee from BAAI at the maximum annual rate of 0.50% of the Master Portfolio's average daily net assets.

The International Equity Master Portfolio is a "multi-manager" fund, which means that it is managed by more than one sub-adviser. Gartmore Global Partners ("Gartmore"), INVESCO Global Asset Management (N.A.), Inc. ("INVESCO") and Putnam Investment

NATIONS MASTER INVESTMENT TRUST

Management, Inc. ("Putnam") each manage approximately one-third of the assets of the Master Portfolio. Pursuant to the sub-advisory agreement, Gartmore, INVESCO and Putnam are entitled to receive a fee from BAAI at the maximum annual rate of 0.65% of the first $60 million, 0.55% of the next $130 million, 0.45% of the next $200 million and 0.40% over $390 million of the Master Portfolios' average daily net assets under management. Prior to May 15, 2000, Gartmore received a sub-advisory fee from BAAI at the maximum annual rate of 0.70% of the Fund's average daily net assets.

During the year ended March 31, 2001 and until July 31, 2001, BAAI agreed to waive 0.10% of International Value Master Portfolio's advisory fee.

Stephens Inc. ("Stephens") and BAAI serve as co-administrators of the Trust. Under the co-administration agreements, Stephens and BAAI are currently entitled to receive a combined fee, computed daily and paid monthly, at the maximum annual rate of 0.05% of each Master Portfolio's average daily net assets. The Bank of New York ("BNY") serves as sub-administrator of the Trust pursuant to an agreement with BAAI. For the year ended March 31, 2001, BAAI earned 0.05% from the average daily net assets of the Master Portfolios for its co-administration services.

BNY serves as the custodian of the Trust's assets. For the year ended March 31, 2001, expenses of the Master Portfolios were reduced by $65,800 under expense offset arrangements with BNY. The Master Portfolios could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

No officer, director or employee of Bank of America or BAAI, or any affiliate thereof, receives any compensation from the Trust for serving as a Trustee or officer of the Trust.

The Trust's eligible Trustees may participate in non-qualified deferred compensation and retirement plans which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Master Portfolios' assets. Income earned on each plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Fund, a portfolio of Nations Fund, Inc., another registered investment company in the Nations Funds family. The expense for the deferred compensation and retirement plans is included in "Trustees' fees and expenses" in the Statements of operations.

The Master Portfolios have made daily investments of cash balances in the Nations Cash Reserves, a portfolio of Nations Reserves, pursuant to an exemptive order received from the Securities and Exchange Commission. For the year ended March 31, 2001, the Master Portfolios earned $5,611,766 in the aggregate from such investments, which is included in interest income.

3.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2001 were as follows:

                                PURCHASES      SALES
                                  (000)        (000)
------------------------------------------------------
International Value Master
  Portfolio...................  $1,112,209    $171,259
International Equity Master
  Portfolio...................     944,062     824,545

There were no purchases and sales of long-term U.S. government securities for the year ended March 31, 2001.

4.  FUTURES CONTRACTS

At March 31, 2001, the following Master Portfolio had futures contracts open:

                                                               VALUE OF CONTRACT    MARKET VALUE OF     UNREALIZED
                                                  NUMBER OF       WHEN OPENED          CONTRACTS       APPRECIATION
DESCRIPTION                                       CONTRACTS          (000)               (000)            (000)
-------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY MASTER PORTFOLIO:
Topix Index Futures (long position) expiring
  June 2001(a)..................................     37             $3,704              $3,758             $54

---------------

(a) Cash has been segregated as collateral for the International Equity Master Portfolio for open futures contracts.

NATIONS MASTER INVESTMENT TRUST

5.  LINES OF CREDIT

The Trust participates with other Nations Funds in an uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Master Portfolio maintains a ratio of net assets (not including funds borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

At March 31, 2001, there were no loans outstanding under this Agreement. For the year ended March 31, 2001, borrowings by the Master Portfolios under the Agreement were as follows:

                                       AVERAGE
                                       AMOUNT       AVERAGE
                                     OUTSTANDING    INTEREST
                                        (000)         RATE
------------------------------------------------------------
International Value Master
  Portfolio........................    $  614         5.96%
International Equity Master
  Portfolio........................     1,357         6.58%

The average amount outstanding was calculated based on daily balances in the period.

The Trust also participated with other Nations Funds in a committed line of credit provided by BNY that was terminated on December 7, 2000. Interest on borrowings under the committed line was payable at a specified Federal Funds rate plus 0.50% on an annualized basis. A facility fee of 0.09% per annum of the total amounts available under the line of credit was charged, of which each Master Portfolio paid its pro rata share. This fee was paid quarterly in arrears. Each participating Master Portfolio was required to maintain an asset coverage ration of at least 300% under the terms of the arrangement.

For the period ended December 7, 2000, there were no borrowings by the Master Portfolios under the committed line of credit.

6.  SECURITIES LENDING

Under an agreement with BNY, the Master Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Master Portfolios. Generally, in the event of counterparty default, the Master Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Master Portfolio in the event the Master Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Master Portfolio bears the risk of loss with respect to the investment of collateral.

At March 31, 2001, the following Master Portfolios had securities on loan:

                            MARKET VALUE OF
                                LOANED         MARKET VALUE OF
                              SECURITIES         COLLATERAL
                                 (000)              (000)
--------------------------------------------------------------
International Value Master
  Portfolio...............     $612,007           $653,337
International Equity
  Master Portfolio........       78,172             82,619

NATIONS MASTER INVESTMENT TRUST

7.  REORGANIZATIONS

CONVERSION OF COMMON TRUST FUNDS

On May 12, 2000, the International Equity Fund (the "Acquiring Fund"), acquired the assets of Boatmen's Trust Company International Equity Fund, a common trust fund, managed by Bank of America, (the "Acquired Fund"), in a tax-free exchange for shares of the Acquiring Fund. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity of the International Equity Fund. The Acquiring Fund contributed the securities and other assets to the International Equity Master Portfolio for an interest in the Portfolios. Net assets and unrealized appreciation as of the conversion date were as follows:

                                         TOTAL NET ASSETS
  TOTAL NET ASSETS   TOTAL NET ASSETS    OF ACQUIRING FUND        ACQUIRED FUND
  OF ACQUIRED FUND   OF ACQUIRING FUND   AFTER CONVERSION    UNREALIZED APPRECIATION
       (000)               (000)               (000)                  (000)
  ----------------------------------------------------------------------------------
      $29,129            $868,368            $897,497                $5,808

On September 8, 2000, the International Equity Fund (the "Acquiring Fund"), acquired the assets and assumed the liabilities of Nations International Growth Fund (the "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity of the International Equity Fund. The Acquiring Fund contributed the securities and other assets to the International Equity Master Portfolio for an interest in the Portfolios. Net assets and unrealized appreciation as of the reorganization date were as follows:

                                         TOTAL NET ASSETS
  TOTAL NET ASSETS   TOTAL NET ASSETS    OF ACQUIRING FUND        ACQUIRED FUND
  OF ACQUIRED FUND   OF ACQUIRING FUND   AFTER ACQUISITION   UNREALIZED APPRECIATION
       (000)               (000)               (000)                  (000)
  ----------------------------------------------------------------------------------
      $38,052           $1,023,391          $1,061,443               $8,750

8.  SUBSEQUENT EVENT

On April 5, 2001, BAAI reorganized into a successor entity named Banc of America Advisors, LLC. The successor entity is organized as a limited liability company under the laws of the State of North Carolina.

NATIONS MASTER INVESTMENT TRUST
  REPORT OF INDEPENDENT ACCOUNTANTS

TO THE INVESTORS AND TRUSTEES OF NATIONS MASTER INVESTMENT TRUST

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Nations International Value Master Portfolio and Nations International Equity Master Portfolio (portfolios of Nations Master Investment Trust, hereafter referred to as the "Portfolios") at March 31, 2001, and the results of each of their operations, the changes in each of their net assets and the supplementary data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 16, 2001

THE NATIONS FUNDS FAMILY OF FUNDS
A spectrum of fund choices for building a total asset-allocation strategy


LOWER RISK/REWARD POTENTIAL

MONEY MARKET FUNDS
Nations Prime Fund
Nations Cash Reserves
Nations Money Market Reserves
Nations Government Money Market Fund
Nations Government Reserves
Nations Treasury Fund
Nations Treasury Reserves
Nations Tax Exempt Fund
Nations Municipal Reserves
Nations California Tax-Exempt Reserves


FIXED INCOME FUNDS
INCOME FUNDS
Nations High Yield Bond Fund
Nations Strategic Income Fund
Nations U.S. Government Bond Fund
Nations Government Securities Fund
Nations Bond Fund
Nations Intermediate Bond Fund
Nations Short-Intermediate Government Fund
Nations Short-Term Income Fund

TAX-EXEMPT INCOME FUNDS
Nations Municipal Income Fund
Nations State-Specific Long-Term Municipal
Bond Funds (CA, FL, GA, KS,
MD, NC, SC, TN, TX, VA)
Nations Intermediate Municipal Bond Fund
Nations State-Specific Intermediate Municipal
Bond Funds (FL, GA, MD,
NC, SC, TN, TX, VA)
Nations Short-Term Municipal Income Fund


EQUITY FUNDS
GROWTH FUNDS
Nations Financial Services Fund
Nations Small Company Fund
Nations Marsico 21st Century Fund
Nations MidCap Growth Fund
Nations Marsico Focused Equities Fund
Nations Aggressive Growth Fund
Nations Capital Growth Fund
Nations Strategic Growth Fund
Nations Blue Chip Fund

GROWTH AND INCOME FUNDS
Nations Marsico Growth & Income Fund
Nations Value Fund
Nations Classic Value Fund
Nations Equity Income Fund
Nations Asset Allocation Fund
Nations Balanced Assets Fund
Nations Convertible Securities Fund


INTERNATIONAL/GLOBAL FUNDS
Nations Emerging Markets Fund
Nations Marsico International Opportunities Fund
Nations International Equity Fund
Nations International Value Fund
Nations Global Value Fund

HIGHER RISK/REWARD POTENTIAL

     INDEX FUNDS
     Nations Managed Index Fund
     Nations LargeCap Index Fund
     Nations MidCap Index Fund
     Nations SmallCap Index Fund

     ASSET ALLOCATION PORTFOLIOS
     Nations LifeGoal Balanced Growth Portfolio
     Nations LifeGoal Growth Portfolio
     Nations LifeGoal Income and Growth Portfolio

INTSTKAR (3/01)